Exhibit 10.4

Definitive LRRK2 Collaboration and License Agreement

Between

Denali Therapeutics Inc.,

Biogen MA, Inc.

and

Biogen International GmbH

Dated October 4, 2020

DEFINITIVE LRRK2 COLLABORATION AND LICENSE AGREEMENT
This Definitive LRRK2 Collaboration and License Agreement (“Definitive LRRK2 Agreement”) is entered into as of October 4, 2020 (the “Effective Date”) by and between Denali Therapeutics Inc., a Delaware corporation with its principal place of business located at 161 Oyster Point Blvd., South San Francisco, California 94080 (“Denali”), Biogen MA, Inc., a corporation organized under the laws of the Commonwealth of Massachusetts having an office at 225 Binney Street, Cambridge, MA 02142 (“BIMA”), and Biogen International GmbH, a Gesellschaft mit beschränkter Haftung organized under the laws of Switzerland, whose registered office is at Neuhofstrasse 30, 6340 Baar, Switzerland (“BIG”, together with BIMA, collectively, “Biogen”). Biogen and Denali are each individually referred to as a “Party” and collectively as the “Parties.”
RECITALS
WHEREAS, Denali has developed certain Licensed Compounds and Licensed Products and controls certain intellectual property and other rights with respect to such Licensed Compounds and Licensed Products in the Territory;
WHEREAS, BIMA and Denali entered into a Stock Purchase Agreement as of the Execution Date (the “Stock Purchase Agreement”), under which BIMA has purchased certain voting shares of Denali;
WHEREAS, the Parties have entered into a binding Provisional Collaboration and License Agreement as of the Execution Date (“Provisional Collaboration and License Agreement”), under which the Parties agreed, among other things, to collaborate in the development, manufacture and commercialization of Licensed Compounds and Licensed Products in accordance with the terms and conditions set forth therein;
WHEREAS, as contemplated under the Stock Purchase Agreement and the Provisional Collaboration and License Agreement, the Parties desire to agree to a more detailed set of terms as set forth in this Definitive LRRK2 Agreement that would govern the collaboration established under the Provisional Collaboration and License Agreement with respect to Licensed Compounds; and
WHEREAS, the terms set forth in this Definitive LRRK2 Agreement supersede those terms forth in the Provisional Collaboration and License Agreement pertaining to the Licensed Compounds and Licensed Products;
NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:
ARTICLE 1
DEFINITIONS
Unless otherwise specifically provided herein, the following terms shall have the following meanings:
1.1“Accounting Standards” means, with respect to a Party, its Affiliates or any other Selling Party, the United States Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards, as such Person uses for its financial reporting obligations, consistently applied.
1.2“Acquisition” means, with respect to a Party, an acquisition by such Party of a Third Party (whether by merger or acquisition of all or substantially all of the stock or of all or substantially all of the assets of a Third Party or of any operating or business division of a Third Party or similar transaction), other than a Change of Control of the Party.

1.3“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly, through one (1) or more intermediaries, controls, is controlled by or is under common control with such Person. For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise or (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity). The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside of the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that, in such case, such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management or policies of such entity.
1.4“Allowable Expenses” means, on a Cost-Profit Sharing Product-by-Cost-Profit Sharing Product and Cost-Profit Sharing Country-by-Cost-Profit Sharing Country basis, Eligible Commercialization Expenses, Eligible Medical Affairs Expenses, Other Operating Expenses, Sales and Marketing Costs and Sales Force Expenses for such Cost-Profit Sharing Product in such Cost-Profit Sharing Country.
1.5“Allowable Overruns” means, with respect to any Eligible Development Expenses or Allowable Expenses, any amounts incurred by or on behalf of a Party in the performance of activities allocated to such Party under the Global Development Plan/Budget or Co-Commercialization Plan/Budget in a given Calendar Year that (a) are not [***] any breach of this Definitive LRRK2 Agreement, and (b) are in excess of the aggregate amount budgeted in the Global Development Plan/Budget or Co-Commercialization Plan/Budget (as applicable) for such Party in such Calendar Year (i) by an amount not to exceed [***] of the total amount budgeted under the then-current Global Development Plan/Budget or Co-Commercialization Plan/Budget, as applicable, to be incurred by such Party in such Calendar Year in the aggregate or (ii) that are otherwise approved by a unanimous decision of the JSC or the Finance Working Group.
1.6“Annual Net Sales” means the total Net Sales of all Licensed Products in the Territory in a given Calendar Year.
1.7“Applicable Law” means federal, state, local, national and supra-national laws, statutes, rules, and regulations, including any rules, regulations, regulatory guidelines, or other requirements of the Regulatory Authorities, major national securities exchanges or major securities listing organizations, that may be in effect from time to time during the Term and applicable to a particular activity or country or other jurisdiction hereunder.
1.8“Approved CMO” means (a) those certain contract manufacturing organizations with which Denali has an agreement for the manufacture of Licensed Compounds or Licensed Products as of the Effective Date and (b) any other contract manufacturing organization approved in writing by Biogen, which approval shall not be unreasonably withheld, conditioned or delayed.
1.9“Biogen Development Activities” means any Development activities for Licensed Compounds or Licensed Products to be conducted by Biogen pursuant to the Global Development Plan/Budget.
1.10“Biogen IP” means Biogen Know-How and Biogen Patents.
1.11“Biogen Know-How” means any and all Information: (a) Controlled by Biogen or its Affiliates as of the Execution Date or during the Term; (b) [***] for the Development of Licensed Compounds or Licensed Products in the Territory or, in the Co-Commercialization Territory, the sale or offer for sale or other Commercialization of Licensed Products[***].
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.12“Biogen Patents” means: (a) all Patents that (i) are Controlled by Biogen or its Affiliates as of the Execution Date or during the Term, and (ii) claim any Biogen Know-How; and (b) all Biogen Program Patents or other Patents Controlled by Biogen or its Affiliates, in each case, that are [***] for the Development of Licensed Compounds or Licensed Products in the Territory or, in the Co-Commercialization Territory, the sale or offer for sale or other Commercialization of Licensed Products, in each case, in accordance with the Global Development Plan/Budget or Co-Commercialization Plan/Budget, as applicable or to conduct activities with respect to an Independent Study in accordance with Section 3.1.4 (Independent Study) or perform Denali’s other obligations under this Definitive LRRK2 Agreement.
1.13“Biogen Program Patent” means [***].
1.14[***].
1.15“Business Day” means a day, other than a Saturday or Sunday, on which banking institutions in Boston, Massachusetts, U.S.A. and San Francisco, California, U.S.A. are open for business.
1.16“Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1, April 1, July 1 and October 1, except that the first Calendar Quarter shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date, and the last Calendar Quarter shall end on the last day of the Term.
1.17“Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.
1.18“Centralized Approval Procedure” means the procedure through which an MAA filed with the EMA results in a single marketing authorization valid throughout the European Union (or at least all Major Markets that are within the European Union or otherwise subject to such marketing authorization procedure, such as the United Kingdom if and as applicable).
1.19“Change of Control” with respect to a Party, means any transaction or a series of related transactions in which such Party: (a) sells, conveys or otherwise disposes of all or substantially all, whether directly or indirectly, of its assets or business to any Person (other than to an Affiliate of such Party, provided that such Person was an Affiliate of such Party prior to the Execution Date); or (b) (i) merges, consolidates with, or is acquired by any other Person (other than an Affiliate of such Party, provided that such Person was an Affiliate of such Party prior to the Execution Date); or (ii) effects any other transaction or series of related transactions; in each case of subsection (i) or (ii), such that the stockholders of such Party immediately prior thereto, in the aggregate, no longer own, directly or indirectly, beneficially or legally, more than fifty percent (50%) of the outstanding voting securities, capital stock or other ownership interest of the surviving Person following the closing of such merger, consolidation, other transaction or series of related transactions. Notwithstanding the foregoing, a bona fide financing transaction (including any public offering of a Party’s capital stock) shall not be deemed a Change of Control.
1.20“Clinical Data” means the original source patient data and case report forms (CRFs) collected or generated by, on behalf of, or under the authority of a Party with respect to Clinical Studies of any Licensed Compound or Licensed Product, together with all analysis, reports, and results with respect thereto.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.21“Clinical Study” or “Clinical Studies” means any Phase I Trial, Phase II Trial, Phase III Trial, [***] or any such other test or study in human subjects.
1.22“CNS Penetrant” or “CNS Penetrance” means, with respect to a small molecule compound: (a) [***]; and (b) [***]. Notwithstanding any provision to the contrary set forth in this Definitive LRRK2 Agreement, the small molecule compounds known as [***] “DNL151” [***] each shall be deemed to be a CNS Penetrant, and the small molecule compounds known as [***] each shall be deemed not to be CNS Penetrant.
1.23“Co-Commercialization Budget” means a rolling [***] Calendar Year budget setting forth the total budgeted amounts estimated to be incurred in the performance of those Commercialization and other activities included in the Co-Commercialization Plan/Budget pertaining to each Cost-Profit Sharing Country in the first Calendar Year (or part thereof) of such budget and next [***] thereafter, including a reasonably detailed budget for FTE Costs and Out-of-Pocket Costs, broken down by Calendar Quarter for the first Calendar Year (or part thereof) and a then current estimate of such FTE Costs and Out-of-Pocket Costs for the next [***], and, as determined by the JCC, a further breakout of costs by functional area or category.
1.24“Co-Commercialization Plan/Budget” means a plan for the Commercialization of Cost-Profit Sharing Products in each Cost-Profit Sharing Country, as described in Section 5.2.2 (Co-Commercialization Plan/Budget), including the Co-Commercialization Budget.
1.25“Co-Commercialization Territory” means U.S. and China.
1.26“Combination Product” means a Licensed Product that is (a) sold in the form of a combination that contains or comprises a Licensed Compound together with one or more other therapeutically active pharmaceutical agents (whether coformulated or copackaged or otherwise sold together as a single unit) (“Other Component”), and (b) sold for a single invoice price. For purposes of the foregoing, none of the following shall be deemed to be an Other Component [***].
1.27“Commercialization” means with respect to any product, any and all activities directed to: the marketing, advertising, promotion, distribution, import, export, offering for sale, and sale of such product, product samples, pre-launch activities to prepare a market for potential sales; modeling and pharmaco-economic studies, epidemiological studies, expanded access programs and associated registries and activities required to fulfill ongoing regulatory obligations; government affairs, and public policy activities; patient services, patient advocacy engagement, and adverse event reporting; the preparation and submission of Regulatory Documentation and interacting with Regulatory Authorities regarding any of the foregoing; and pricing and reimbursement activities, including seeking and maintaining any required Pricing and Reimbursement Approvals; but excluding, in each case, any activities directed to Manufacturing, Development, or Medical Affairs. “Commercialize,” “Commercializing,” and “Commercialized” will be construed accordingly.
1.28“Commercialization Plans” means each Co-Commercialization Plan/Budget and Global Commercialization Plan.
1.29“Commercially Reasonable Efforts” means, [***].
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.30“Confidential Information” means any proprietary Information or data provided orally, visually, in writing or other form by or on behalf of one (1) Party (or an Affiliate or representative of such Party or such Party’s Affiliate) to the other Party (or to an Affiliate or representative of such Party or such Party’s Affiliate) in connection with this Definitive LRRK2 Agreement, whether prior to, on, or after the Execution Date, including Information pertaining to the terms of the Provisional Collaboration and License Agreement (to the extent pertaining Licensed Compounds or Licensed Products) or this Definitive LRRK2 Agreement, a Licensed Compound or any Licensed Product (including relevant Regulatory Documentation and Regulatory Data), any Exploitation of a Licensed Compound or Licensed Product, any Information with respect thereto developed by or on behalf of the disclosing Party or its Affiliates (including Biogen Know-How and Denali Know-How), or the scientific, regulatory or business affairs or other activities of either Party. Notwithstanding the foregoing, Joint Program Know-How and all Regulatory Documentation generated after the Execution Date and owned by a Party pursuant to this Definitive LRRK2 Agreement shall be deemed to be the Confidential Information of both Parties, and the restrictions on use and disclosure in Section 10.1 (Confidentiality Obligations) and Section 10.2 (Permitted Disclosures) shall be deemed to apply to each Party as a receiving Party, regardless of which Party initially generated or disclosed the relevant Joint Program Know-How or Regulatory Documentation, as applicable, to the other Party in connection with this Definitive LRRK2 Agreement.
1.31“Control” or “Controlled” means the possession by a Party or its Affiliate (whether by ownership, license or otherwise other than pursuant to this Definitive LRRK2 Agreement) of (a) with respect to any tangible Information, the legal authority or right to physical possession of such tangible Information, with the right to provide such tangible Information to the other Party on the terms set forth herein, or (b) with respect to Patents, Regulatory Approvals, regulatory submissions, intangible Information or other intellectual property or subject matter, the legal authority or right to grant a license, sublicense, access, or right to use (as applicable) to the other Party under such Patents, Regulatory Approvals, regulatory submissions, intangible Information or other intellectual property or subject matter on the terms set forth herein, in each case ((a) and (b)), without breaching or otherwise violating the terms of any arrangement or agreement with a Third Party in existence as of the time such Party or its Affiliates would first be required hereunder to grant the other Party such access, right to use, licenses or sublicense, and (c) with respect to any product, the possession by a Party of the ability (whether by sole or joint ownership, license or otherwise, other than pursuant to the license grants under this Definitive LRRK2 Agreement) to grant a license or sublicense on the terms set forth herein of Patents within clause (b) above that claim such product or proprietary Information within clause (a) or (b) above that is used in connection with the exploitation of such product. Notwithstanding any provision to the contrary set forth in this Definitive LRRK2 Agreement, a Party and its Affiliates will not be deemed to “Control” any Patents, Regulatory Approvals, regulatory submissions, Information or other intellectual property or subject matter that is [***]
1.32“Corporate Names” means the Trademarks and logos identified on Schedule 1.32 (Corporate Names of Denali and Biogen) (as the same may be updated from time to time) and such other names and logos, in each case, as Denali or Biogen may designate in writing from time to time.
1.33“Cover,” “Covering” or “Covered” means, with respect to a product, technology, process, method or mode of administration that, in the absence of ownership of or a license granted under a particular Valid Claim, the manufacture, use, offer for sale, sale or importation of such product or the practice of such technology, process, method or mode of administration would infringe such Valid Claim or, in the case of a claim that has not yet issued, would infringe such claim if it were to issue and become a Valid Claim.
1.34“Denali Development Activities” means any Development activities for Licensed Compounds or Licensed Products to be conducted by Denali pursuant to the Global Development Plan/Budget.
1.35“Denali IP” means Denali Know-How, Denali Patents and Denali’s interest in Joint Program Patents.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.36“Denali Know-How” means any and all Information that is: (a) Controlled by Denali or its Affiliates as of the Execution Date or during the Term; and (b) [***] for the Development, Manufacture or use of Licensed Compounds or Licensed Products or the Commercialization of Licensed Products [***].
1.37“Denali Patents” means all Patents (excluding Denali’s interest in any Joint Program Patents) that are: (a) Controlled by Denali or its Affiliates as of the Execution Date or during the Term; and (b) [***] for the Development, Manufacture or use of Licensed Compounds or Licensed Products or the Commercialization of Licensed Products [***]. Such Patents existing as of the Execution Date are set forth in Schedule 1.37 (Denali Patents as of the Execution Date).
1.38“Detail” means a face-to-face meeting, between a sales representative of the applicable Party, and a health care professional, during which a presentation of a Licensed Product’s attributes is presented in a manner consistent with Applicable Law and industry standards and with the quality of similar presentations made by a Party’s sales representatives for such Party’s other products, if applicable. A Detail does not include a sample drop made by a sales representative. The Parties may agree in the Co-Commercialization Plan/Budget to include real-time, electronic Detailing by means of information technology (e.g., videoconferencing). “Detailing” shall mean the act of presenting a Detail.
1.39“Development” means, with respect to any product, any and all internal and external research or development activities regarding such product, including (a) research, non-clinical testing and activities, IND-enabling pre-clinical studies and other pre-clinical activities, and Clinical Studies [***], (b) test method development and stability testing, process development and formulation development and toxicology, and (c) preparation, submission, review, and development of data or information for the purpose of submission to a Regulatory Authority to obtain authorization to conduct Clinical Studies or to obtain Regulatory Approval of such product (excluding any activities reasonably necessary for obtaining Pricing and Reimbursement Approval, but not for other elements of the Regulatory Approval) and interacting with Regulatory Authorities regarding any of the foregoing; but excluding, in each case, any activities directed to Manufacturing, Medical Affairs, or Commercialization. “Develop,” “Developing,” and “Developed” will be construed accordingly.
1.40“Development Lead” means the Party specified as the “Development Lead” pursuant to the terms of Section 3.1.3(e) (Designation of Development Lead) or Section 3.1.4(d)(ii).
1.41“Divestiture” means (a) the divestiture of a LRRK2 Alternative Product through (i) an outright sale or assignment of all rights in such LRRK2 Alternative Product to a Third Party or (ii) an exclusive out-license to a Third Party of all Development and Commercialization rights with respect to such LRRK2 Alternative Product, in each case, with no further role, influence or authority of the applicable Party, directly or indirectly, with respect to such LRRK2 Alternative Product or (b) the complete cessation of all Development and Commercialization activities with respect to such LRRK2 Alternative Product; provided that [***]. When used as a verb, “Divest” and “Divested” means to cause a Divestiture.
1.42“Dollars” or “$” means United States Dollars.
1.43“Drug Approval Application” means a New Drug Application as defined in the FFDCA (“NDA”), or any corresponding application for Regulatory Approval in the Territory, including, with respect to the European Union, a marketing authorization application (an “MAA”) filed with the EMA pursuant to the Centralized Approval Procedure or an MAA filed with the PMDA, including, in each case, all supplements, amendments, variations, extensions and renewals thereof.
1.44“Eligible Commercialization Expenses” means, on a Cost-Profit Sharing Product-by-Cost-Profit Sharing Product and Cost-Profit Sharing Country-by-Cost Profit Sharing Country basis, costs and expenses incurred by or on behalf of a Party or its Affiliates [***] such Cost-Profit Sharing Product and such Cost-Profit Sharing Country in accordance with the Co-Commercialization Plan/Budget with respect to the following:
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(a)Manufacturing Costs for such Cost-Profit Sharing Products used for performance of Commercialization activities in such Cost-Profit Sharing Country (and not used in connection with Clinical Studies or other Development activities), or incurred in support of such Commercialization activities, all to the extent incurred [***];
(b)Sales and Marketing Costs for such Cost-Profit Sharing Products in such Cost-Profit Sharing Country;
(c)FTE Costs or Out-of-Pocket Costs pertaining to any obtaining or maintaining Pricing and Reimbursement Approvals or any filing and other Regulatory Authority fees associated therewith; and
(d)any other FTE Costs and Out-of-Pocket Costs agreed to be shared by the Parties as Eligible Commercialization Expenses under this Definitive LRRK2 Agreement.
Eligible Commercialization Expenses specifically exclude any FTE Costs, Out-of-Pocket Costs and other costs and expenses: (i) incurred by or on behalf of the performing Party or its Affiliates to the extent caused by such Party’s or its Affiliates’ action or omission that constitutes a breach under this Definitive LRRK2 Agreement by or on behalf of the performing Party; (ii) incurred after the Co-Funding End Date for a particular Cost-Profit Sharing Product and corresponding Cost-Profit Sharing Country to the extent a Denali Commercialization Opt-Out has occurred; or (iii) [***].
If any cost or expense [***] more than one Commercialization cost category set forth above, then such cost or expense will only be counted once (i.e., as an Eligible Commercialization Expense with respect to only one such category). No cost or expense included as an Eligible Commercialization Expense will (x) also be included as an Eligible Development Expense or an Eligible Medical Affairs Expense, (y) be (or have been) included in the calculation of Net Sales as a deduction from the total amount billed or invoiced on sales of the applicable Cost-Profit Sharing Product, or (z) be an amount for which one Party or the other is solely responsible under this Definitive LRRK2 Agreement. Eligible Commercialization Expenses will be recognized and calculated in accordance with GAAP.
1.45“Eligible Development Expenses” means, with respect to all Licensed Products that are Cost-Profit Sharing Products (and all Licensed Compounds included in such Licensed Products), costs and expenses incurred by or on behalf of a Party or its Affiliates [***] such Licensed Products in accordance with the Global Development Plan/Budget or otherwise provided in Section 12.3 (Certain Indemnified Losses), as applicable:
(a)Manufacturing Costs for such Licensed Products (and all Licensed Compounds included in such Licensed Products) used for performance of Development activities or incurred in support of Development activities for Licensed Products, as well as comparator and placebo reasonably necessary to conduct such Development activities, all to the extent incurred under and in accordance with the Global Development Plan/Budget;
(b)Payments made by a Party or its Affiliate to any Third Party with respect to New Technology to the extent such payments will be shared by the Parties as an Eligible Development Expense in accordance with Section 6.5.2(c) (Cost Sharing) and are not included in Other Operating Expenses for such Cost-Profit Sharing Product;
(c)all FTE Costs and Out-of-Pocket Costs with respect to Clinical Studies for such Licensed Product included in the Global Development Plan/Budget [***], including (i) the preparation for and conduct of such Clinical Studies and such other testing and studies, (ii) data collections and analysis and report writing, (iii) clinical trial participant and recruiting activities, (iv) clinical laboratory work, (v) regulatory activities conducted directly in connection with such Clinical Studies and such other testing and studies, including adverse event recordation and reporting and (vi) advisory meetings in connection with such Licensed Product (or a Licensed Compound included therein);
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(d)all FTE Costs and Out-of-Pocket Costs with respect to pre-clinical and non-clinical activities, testing and studies for such Licensed Products (and all Licensed Compounds included in such Licensed Products), such as toxicology studies, formulation development, test method development, stability testing, quality assurance, quality control development and statistical analysis and other Development activities, in each case, conducted under and in accordance with the Global Development Plan/Budget;
(e)all FTE Costs and Out-of-Pocket Costs incurred in accordance with the Global Development Plan/Budget with respect to preparing, filing, obtaining and maintaining Regulatory Approval or other submissions to Regulatory Authorities (including associated filing and other Regulatory Authority fees, translation expenses and legal and other professional services fees), but excluding any FTE Costs or Out-of-Pocket Costs pertaining to any obtaining or maintaining Pricing and Reimbursement Approvals or any filing and other Regulatory Authority fees associated therewith;
(f)to the extent provided in Section 12.3 (Certain Indemnified Losses), Indemnified Losses from Third Party Claims arising from the Development (or Manufacture in support of Development) for the applicable Cost-Profit Sharing Product; and
(g)any other FTE Costs and Out-of-Pocket Costs agreed to be shared by the Parties as an Eligible Development Expense under this Definitive LRRK2 Agreement.
Eligible Development Expenses shall also include (i) those FTE Costs and Out-of-Pocket Costs incurred by or on behalf of Denali in performing activities for the Development of Licensed Compounds and Licensed Products from the Execution Date up to and including the Effective Date (such period, the “Interim Development Period”) and (ii) Manufacturing Costs incurred by Denali prior to the Effective Date for quantities of Licensed Compounds and Licensed Products used in the performance of the activities described in the preceding clause (i); provided that such amounts shall not, in the aggregate, exceed [***] for each consecutive [***] period included in the Interim Development Period, or a pro rata portion of such amount for any period that is less than [***] included in the Interim Development Period (such amount, collectively, “Pre-Definitive LRRK2 Agreement Eligible Development Expenses”). In addition, Eligible Development Expenses specifically exclude any FTE Costs, Out-of-Pocket Costs and other costs and expenses (A) incurred by or on behalf of the performing Party or its Affiliates to the extent caused by such Party’s or its Affiliates’ action or omission that constitutes a breach under this Definitive LRRK2 Agreement by or on behalf of the performing Party or (B) incurred after the Co-Funding End Date for a particular Licensed Product to the extent a Denali Development Opt-Out has occurred.
If any cost or expense [***] more than one Development cost category above, then such cost or expense will only be counted once (i.e., as an Eligible Development Expense with respect to only one such category). No cost or expense included as an Eligible Development Expense will: (x) also be included as an Eligible Commercialization Expense or an Eligible Medical Affairs Expense; or (y) be an amount for which one Party or the other is solely responsible under this Definitive LRRK2 Agreement. Eligible Development Expenses will be recognized and calculated in accordance with GAAP.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.46“Eligible Medical Affairs Expenses” means, on a Cost-Profit Sharing Product-by-Cost-Profit Sharing Product and Cost-Profit Sharing Country-by-Cost Profit Sharing Country basis, all FTE Costs and Out-of-Pocket Costs incurred by or on behalf of a Party or its Affiliates [***] the Medical Affairs activities for such Cost-Profit Sharing Product and such Cost-Profit Sharing Country under and in accordance with the Co-Commercialization Plan/Budget. Eligible Medical Affairs Expenses specifically exclude any FTE Costs, Out-of-Pocket Costs and other costs and expense: (a) incurred by or on behalf of a Party or its Affiliates to the extent caused by such Party or its Affiliates’ action or omission that constitutes a breach under this Definitive LRRK2 Agreement by or on behalf of such Party; (b) incurred after the Co-Funding End Date for a particular Cost-Profit Sharing Product and corresponding Cost-Profit Sharing Country to the extent a Denali Opt-Out has occurred; or (c) to the extent specifically identifiable to Medical Affairs activities for any Licensed Product for countries other than the corresponding Cost-Profit Sharing Countries. No expense included as an Eligible Medical Affairs Expense will (i) also be included as an Eligible Development Expense or Eligible Commercialization Expense or (ii) be an amount for which one Party or the other is solely responsible under this Definitive LRRK2 Agreement. Eligible Medical Affairs Expenses will be recognized and calculated in accordance with GAAP.
1.47“EMA” means the European Medicines Agency and any successor agency(ies) or authority having substantially the same function.
1.48“European Union” means the economic, scientific, and political organization of member states known as the European Union, as its membership may be altered from time to time, and any successor thereto.
1.49“Execution Date” means August 5, 2020.
1.50“Exploit” means to make, have made, use, import, export, offer to sell, sell, Develop, Manufacture, perform Medical Affairs activities, Commercialize or otherwise exploit. “Exploitation” will be construed accordingly.
1.51“FDA” means the United States Food and Drug Administration and any successor agency(ies) or authority having substantially the same function.
1.52“FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et seq., as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions, and modifications thereto).
1.53“Field” means any and all uses.
1.54“First Commercial Sale” means, with respect to a particular Licensed Product in a particular country in the Territory, the first sale of such Licensed Product to a Third Party (other than a Sublicensee) for distribution, use or consumption in such country or region. First Commercial Sale excludes transfers of Licensed Product to Third Parties as bona fide samples, as donations, for the performance of Clinical Studies, or for similar purposes in accordance with Applicable Law pertaining to any expanded access program, any compassionate sales or use program (including named patient program or single patient program), or any indigent program.
1.55“FTE” means the equivalent of the work of one (1) employee full time for one (1) Calendar Year (consisting of at least a total of [***] hours per Calendar Year). Each employee utilized by a Party in connection with its performance under this Definitive LRRK2 Agreement may be less than or greater than one FTE based on the hours actually worked by such employee performing Development, Medical Affairs, Commercialization or Manufacturing activities with respect to a Licensed Product (or Licensed Compounds included in a Licensed Product) and shall be treated as an FTE on a pro rata basis based upon the actual number of such hours worked divided by [***].
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.56“FTE Costs” means, with respect to a Party for any period, the applicable FTE Rate multiplied by the applicable number of FTEs of such Party performing Development, Medical Affairs, Commercialization or Manufacturing activities during such period in accordance with the applicable Global Development Plan/Budget, Independent Study Proposal or Co-Commercialization Plan/Budget, as the case may be.
1.57“FTE Rate” means the applicable rate specified on Schedule 1.57 (FTE Rates) for the relevant category of FTE’s activities; provided that, commencing with Calendar Year [***] and for each subsequent Calendar Year thereafter, each of the rates specified on Schedule 1.57 (FTE Rates) (as updated pursuant to this Section 1.57 (“FTE Rate” definition)) shall be adjusted annually, effective January 1 of the applicable Calendar Year, to [***], unless the Parties otherwise agree.
1.58“Generic Product” means, with respect to a given Licensed Product in a given country outside of the Co-Commercialization Territory, a pharmaceutical product that is (a) not marketed or sold by or under the authority of Biogen, its Affiliates or Sublicensees and (b) (i) contains the same LRRK2 Inhibitor as such Licensed Product or [***] and (ii) is determined by the applicable Regulatory Authority in such country as [***] to such Licensed Product (A) in the United States through an ANDA filing under 505(j) of the FFDCA or (B) under equivalent procedures outside of the United States [***] with such Licensed Product.
1.59“Global Commercialization Plan” means the global commercialization plan for the Commercialization of Licensed Products in the Field in the Territory, as described in Section 5.2.1 (Global Commercialization Plan).
1.60“Global Development Plan/Budget” means the plan for the Development of Licensed Compounds and Licensed Products, as described in Section 3.1.1 (Global Development Plan/Budget), including the Global Development Budget. The Global Development Plan/Budget as of the Effective Date is set forth in Schedule 1.60 (Initial Global Development Plan/Budget) (“Initial Global Development Plan/Budget”).
1.61“Good Clinical Practices,” “GCP” or “cGCP” means the then-current standards, practices and procedures promulgated or endorsed by the FDA as set forth in the guidelines adopted by the International Conference on Harmonization (“ICH”), titled “Guidance for Industry E6 Good Clinical Practice: Consolidated Guidance,” (or any successor document) including related regulatory requirements imposed by the FDA and comparable regulatory standards, practices and procedures promulgated by the EMA, PMDA or other Regulatory Authority applicable to the Territory, as they may be updated from time to time.
1.62“Good Laboratory Practices,” “GLP” or “cGLP” means the then-current standards, practices and procedures promulgated or endorsed by the FDA as set forth in 21 C.F.R. Part 58 (or any successor statute or regulation), including related regulatory requirements imposed by the FDA and comparable regulatory standards, practices and procedures promulgated by the EMA, PMDA or other Regulatory Authority applicable to the Territory, as they may be updated from time to time, including applicable guidelines promulgated under the ICH.
1.63“Good Manufacturing Practice,” “GMP” or “cGMP” means the then-current good manufacturing practices required by the FDA, as set forth in the FFDCA, as amended, and the regulations promulgated thereunder, for the manufacture and testing of pharmaceutical materials, and comparable Applicable Law related to the manufacture and testing of pharmaceutical materials in jurisdictions outside the U.S., including the quality guideline promulgated by the ICH designated ICH Q7A, titled “Q7A Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients” and the regulations promulgated thereunder, in each case as they may be updated from time to time.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.64“In-License Agreement” means any agreement between a Party and a Third Party pursuant to which such Party obtains rights to any Third Party intellectual property (including Information) or materials that is [***] for the Exploitation of a Licensed Compound or Licensed Product pursuant to this Definitive LRRK2 Agreement. In-License Agreements include those certain agreements between Denali and a Third Party listed on Schedule 1.64 (Existing Denali Agreements and Provisions) (each, an “Existing Denali Agreement”).
1.65“IND” means an Investigational New Drug application as defined in 21 C.F.R. Part 312 or any comparable filings outside of the United States that are required to commence Clinical Studies in such country or region, and all supplements or amendments that may be filed with respect to the foregoing.
1.66“Independent Study Costs” means those Out-of-Pocket Costs and FTE Costs incurred by the Proposing Party in performing the relevant Independent Study (prior to receipt of Regulatory Approval or inclusion under the Global Development Plan/Budget), which costs shall be determined using the same manner of calculating Eligible Development Expenses as if such Independent Study had been incorporated into the Global Development Plan/Budget.
1.67“Indication” means a disease or pathological condition [***].
1.68“Information” means all knowledge of a technical, scientific, business and other nature, including know-how, inventions, technology, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other material, Clinical Data, and other biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality control data and information, including study designs and protocols, materials, reagents (e.g., plasmids, proteins, cell lines, assays and compounds) and biological methodology; in each case (whether or not confidential, proprietary, patented or patentable, or of commercial advantage) in written, electronic or any other form now known or hereafter developed.
1.69“Initiate” or “Initiation” means, with respect to a Clinical Study of a Licensed Product, the [***] in such Clinical Study.
1.70“iPD” means idiopathic Parkinson’s Disease, [***]. Notwithstanding the foregoing, [***].
1.71“Joint Committee” means the JSC, JDC, JCC, CMC Working Group, Finance Working Group or any other joint subcommittee or Working Group established by the Parties or the JSC, as applicable.
1.72“Joint Program Know-How” means any proprietary Information that is generated jointly by or on behalf of each of Denali and Biogen, or their respective Affiliates, in the performance of activities under this Definitive LRRK2 Agreement.
1.73“Joint Program Patents” means any Program Patents that claim any inventions included in the Joint Program Know-How.
1.74“Launch Window” means, for a Licensed Product and a country, the time period [***] before the anticipated date of the First Commercial Sale for such Licensed Product in such country (as determined by the JCC and for which Denali has received written notice) and ending on the date of First Commercial Sale for such Licensed Product in such country.
175.“Licensed Compound” means the following small molecule compounds: (a) those compounds set forth in Schedule 1.75 (Licensed Compounds), including the compounds known internally at Denali as [***] “DNL151” [***]; (b) all other LRRK2 Inhibitors (i) [***]; and (c) [***].
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.76“Licensed Product” means any product containing a Licensed Compound, alone or in combination with one or more other active ingredients, and in any formulation, dosage strength or method of delivery.
1.77“LRRK2” means a naturally occurring Leucine-rich repeat kinase 2 mRNA sequence or protein, [***].
1.78“LRRK2 Inhibitor” means any small molecule compound: (a) [***] and (b) [***]
1.79“LRRK2-PD Patient” means [***].
1.80“LRRK2-PD” means Parkinson’s Disease in LRRK2-PD Patients. [***]
1.81“Major European Market” means France, Germany, Italy, Spain and United Kingdom.
1.82“Major Markets” means the United States, each Major European Market, Japan and China.
1.83“Manufacture,” “Manufacturing” and “Manufactured” means with respect to any product, any and all activities directed to manufacturing, processing, packaging, labeling, filling, finishing, assembly, quality assurance, quality control, testing, and release, shipping, supply, or storage of such product (or any components or process steps involving such product or any companion diagnostic), placebo, or comparator agent, as the case may be, including qualification, validation activities (including validation batches), and scale-up, pre-clinical, clinical and commercial manufacture and analytic development, product characterization, quality assurance technical support activities qualification and audit of clinical and commercial manufacturing facilities, and stability testing, but excluding any activities directed to Development, Medical Affairs or Commercialization. “Manufacturing” and “Manufactured” will be construed accordingly.
1.84“Manufacturing Costs” means the [***] manufacturing cost incurred by a Party or its Affiliate for a Licensed Compound or Licensed Product and in accordance with GAAP (consistently applied by such Party and its Affiliates with respect to all small molecule compounds and products), which will be the sum of:
1.84.1[***].
1.85“Material Adverse LRRK2 Program Effect” means (a) [***], or (b) [***].
1.86“Medical Affairs” means any and all activities conducted by or on behalf of a Party’s or any of its Affiliates’ personnel designated as medical science liaisons (or similar title) (“MSLs”) as well as other personnel within their respective medical affairs departments interacting with physicians or other healthcare professionals who utilize or conduct research related to a drug or biological product, including communications with key opinion leaders, medical education, symposia, advisory boards (to the extent related to medical affairs or clinical guidance), and other medical programs and communications, including educational grants and fellowships, research grants (including conducting investigator-initiated studies following Regulatory Approval), charitable donations, medical resourcing and allocation, medical and scientific platform, content development, publications, and communications, KME and KOL engagement, congress planning, real-world evidence generation through registry [***], conducting advisory board meetings or other consultant programs, the purpose of which is to obtain advice and feedback related to the launch of a given product, post-approval investigator initiated trials or scientific research agreements, activities related to patient registries, physician and nurse services, education and support, in each case, to the extent related to medical affairs and not to activities that involve the promotion, marketing, sale, or other Commercialization of Licensed Products. Medical Affairs excludes any activities directed to Manufacturing, Development, or Commercialization.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.87“Net Revenues” means, to the extent allocable to Cost-Profit Sharing Products in the Cost-Profit Sharing Country(ies) and, if applicable for one or more particular Cost-Profit Sharing Product(s), accrued prior to the applicable Co-Funding End Date following Denali’s exercise of the Denali Opt-Out: (a) the total Net Sales of all Cost-Profit Sharing Products in the Cost-Profit Sharing Country(ies); plus (b) Other Income received in connection with Cost-Profit Sharing Products (and Licensed Compounds included in such Cost-Profit Sharing Products) in the corresponding Cost-Profit Sharing Country(ies). Net Revenues shall be accounted for in accordance with the applicable Party’s standard accounting practices, as practiced in the relevant country in the Territory, but in any event in accordance with Accounting Standards, as consistently applied by such Party in such country in the Territory.
1.88“Net Sales” means with respect to a Licensed Product, the gross amount invoiced or received in a country by or on behalf of Biogen or its Affiliates, or, other than with respect to Cost-Profit Sharing Products for Cost-Profit Sharing Countries, its Sublicensees (each of the foregoing persons, a “Selling Party”) for the sale or other disposition of such Licensed Product to Third Parties (including Third Party distributors, wholesalers and end-users) in bona fide arms’ length transactions in the Territory, less the following deductions, in each case, pertaining specifically to such Licensed Product and actually allowed or taken by such Third Party and not otherwise received by or reimbursed to a Selling Party:
1.88.1sales returns and allowances actually paid, granted or accrued on such Licensed Product, including reasonable and customary trade, quantity, prompt pay and cash discounts, and any adjustments granted on account of price adjustments or billing errors;
1.88.2credits or allowances given or made for rejection, recall, return or wastage replacement of [***] such Licensed Product or for rebates or retroactive price reductions (including Medicare, Medicaid, copay assistance, managed care and similar types of rebates and chargebacks);
1.88.3taxes, duties or other governmental charges levied on or measured by the billing amount for such Licensed Product, as adjusted for rebates and refunds, [***]
1.88.4charges for freight, customs [***] specifically related to the distribution of such Licensed Product [***]; and
1.88.5[***].
Such amounts will be determined consistent with a Selling Party’s customary practices and in accordance with such Selling Party’s Accounting Standards. It is understood that any accruals for individual items reflected in Net Sales are periodically (at least quarterly) trued up and adjusted by each Selling Party consistent with its customary practices and in accordance with its Accounting Standards.
Notwithstanding any provision to the contrary set forth in this Definitive LRRK2 Agreement, Net Sales will not be imputed to transfers of Licensed Product to Third Parties as bona fide samples, as donations, for the performance of Clinical Studies, or for similar purposes in accordance with Applicable Law pertaining to any expanded access program, any compassionate sales or use program (including named patient program or single patient program), or any indigent program.
Sale or transfer of Licensed Products between any of the Selling Parties will not result in any Net Sales, with Net Sales to be based only on any subsequent sales or dispositions to a non-Selling Party. To the extent that any Selling Party receives consideration other than or in addition to cash upon the sale or disposition of a Licensed Product to a non-Selling Party, Net Sales will be [***]. For clarity, Net Sales will not include [***].
In the case of any Combination Product sold in a given country and reporting period, Net Sales for the purpose of determining royalties and sales milestones of the Combination Product in such country will be calculated by [***].
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

If, on a country-by-country basis in a particular reporting period, the Licensed Product is sold separately in the same indication in a country, but the Other Components in the Combination Product are not sold separately in the same indication in such country, then Net Sales for the purpose of determining royalties and sales milestones of the Combination Product for such country will be [***].
If, on a country-by-country basis in a particular reporting period, the Licensed Product in the Combination Product is not sold separately in the same indication in such country, but the Other Components included in the Licensed Product are sold separately in the same indication in such country, then Net Sales for the purpose of determining royalties and sales milestones of the Combination Product for such country will be [***].
If neither the Licensed Product nor the Other Components are sold separately in the same indication in a given country during a particular reporting period, then Net Sales will be [***].

[***]
1.89“Non-Development Lead” means the Party that is not the Development Lead.
1.90“Non-Regulatory Lead” means the Party that is not the Regulatory Lead.
1.91“Other Income” means (a) any payment received by a Party or its Affiliate from a Sublicensee in consideration for the grant of rights (including an option to obtain rights) to Develop, Manufacture, perform Medical Affairs activities with respect to or Commercialize a Cost-Profit Sharing Product (or a Licensed Compound included in such Cost-Profit Sharing Product) in a Cost-Profit Sharing Country; and (b) to the extent not already described in clause (a), other payments (excluding Net Sales) when recognized as income or an offset to an expenses (other than any Eligible Commercialization Expenses) in accordance with GAAP by a Party or its Affiliate [***] a Cost-Profit Sharing Product (or a Licensed Compound included in a Cost-Profit Sharing Product) in Cost-Profit Sharing Country; provided, however, [***].
1.92“Other Operating Expenses” means the following items, [***] activities for a Cost-Profit Sharing Product in a Cost-Profit Sharing Country during the applicable period of the Cost-Profit Share for such Cost-Profit Sharing Product (or a Licensed Compound included in such Cost-Profit Sharing Product):
(a)[***];
(b)Payments made by a Party or its Affiliate to any Third Party with respect to New Technology to the extent such payments will be shared by the Parties as an Allowable Expense in accordance with Section 6.5.2(c) (Cost Sharing) and are not included in Eligible Development Expenses for such Cost-Profit Sharing Product;
(c)[***]; and
(d)other FTE Costs and Out-of-Pocket Costs agreed to be shared by the Parties as an Other Operating Expense as set forth in this Definitive LRRK2 Agreement.
No expense included as an Other Operating Expense will (w) also be included as an Eligible Development Expense, an Eligible Commercialization Expense or an Eligible Medical Affairs Expense; (x) be an amount for which one Party or the other is solely responsible under this Definitive LRRK2 Agreement; (y) represent any FTE Costs, Out-of-Pocket Costs and other costs and expense incurred by or on behalf of a Party or its Affiliates to the extent caused by such Party or its Affiliates’ action or omission that constitutes a breach under this Definitive LRRK2 Agreement by or on behalf of such Party; or (z) be [***] Development, Manufacturing or Commercialization activities occurring after the Co-Funding End Date for a particular Cost-Profit Sharing Product. Other Operating Expenses will be recognized and calculated in accordance with GAAP.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.93“Out-of-Pocket Costs” means amounts actually paid to Third Party vendors or contractors, for services or materials: (a) provided by such Person directly in the performance of activities under and in accordance with a Global Development Plan/Budget or Co-Commercialization Plan/Budget and in accordance with the associated Global Development Budget or Co-Commercialization Budget, as applicable; or (b) to the extent such services or materials apply directly to a Licensed Compound or a Licensed Product and for which this Definitive LRRK2 Agreement provides that such costs are (i) sharable or allocable between the Parties as an Eligible Development Expense, an Eligible Commercialization Expense, an Eligible Medical Affairs Expense or an Other Operating Expense or (ii) otherwise required to be paid or incurred by a Party in the performance of activities under this Definitive LRRK2 Agreement. For clarity, Out-of-Pocket Costs do not include payments for amounts otherwise included in the FTE Rate or as FTE Costs or Overhead Costs.
1.94“Overhead Costs” means costs incurred by a Party or any of its Affiliates, or for such Person’s account, [***] the performing Party’s [***].
1.95“Parkinson’s Disease” means any Indication [***]
1.96“Patents” means: (a) all national, regional and international patents and patent applications, including provisional patent applications; (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and continued prosecution applications; (c) any and all patents that have issued or in the future issue from the foregoing patent applications (i.e., described in clauses (a) and (b) above), including utility models, petty patents and design patents and certificates of invention; (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications (i.e., described clauses (a), (b), and (c) above); and (e) any similar rights, including so-called pipeline protection.
1.97“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.
1.98“Phase I Trial” means a human clinical trial of a Licensed Product, the principal purpose of which is a preliminary determination of safety, tolerability or pharmacokinetics in healthy individuals or patients or similar clinical study prescribed by the Regulatory Authorities, including the trials referred to in 21 C.F.R. §312.21(a), as amended (and any equivalent Clinical Study in any jurisdiction outside the United States).
1.99“Phase II Trial” means a human clinical trial of a Licensed Product, the principal purpose of which is to explore dose ranges, efficacy, pharmacodynamics, biomarkers, or biological activity in one (1) or more specified doses in the target patient population, or a similar clinical study recommended by the Regulatory Authorities, from time to time, pursuant to Applicable Law or otherwise, including the trials referred to in 21 C.F.R. §312.21(b), as amended (and any equivalent Clinical Study in any jurisdiction outside the United States).
1.100“Phase III Trial” means [***].

1.101[***]

1.102[***]
1.103“PMDA” means Japan’s Pharmaceuticals and Medical Devices Agency and any successor agency(ies) or authority having substantially the same function.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.104“Post-Grant Proceedings” means proceedings conducted with respect to a Patent before a patent office or other administrative agency that is not a court of law and that has jurisdiction to grant and review such Patent following the grant or issuance of such Patent and pursuant to which the validity, enforceability or scope of such Patent is challenged by a Third Party, including a post-grant opposition proceeding, ex parte re-examination (but only if such re-examination is requested by a Third Party), inter partes review and other post-grant review proceedings. An appeal, including to a court of law, from such Post-Grant Proceeding, shall be understood to be encompassed by the term Post-Grant Proceedings.
1.105“Pricing and Reimbursement Approval” means, in a country in which Regulatory Authorities authorize reimbursement for, or approve or determine pricing for, pharmaceutical or biologic products to be marketed and sold or reimbursed in such country, receipt (or, if required to make such authorization, approval or determination effective, publication) of such reimbursement authorization or pricing approval or determination (as the case may be).
1.106“Product Labeling” means, with respect to a Licensed Product in a country or other jurisdiction in the Territory: (a) the full prescribing information for such Licensed Product for such country or other jurisdiction, including any required patient information, approved by the applicable Regulatory Authority; and (b) all labels and other written, printed or graphic matter upon a container, wrapper or any package insert utilized with or for such Licensed Product in such country or other jurisdiction, including material labeling supplements.
1.107“Product Trademarks” means the product specific Trademark(s) to be used by a Party or its Affiliates or its or their respective Sublicensees for the Development, performance of Medical Affairs activities or Commercialization of Licensed Products in the Territory and any registrations thereof or any pending applications relating thereto in the Territory (excluding, in any event, any trademarks, service marks, names or logos that include any corporate name or logo of the Parties or their Affiliates, including the Corporate Names of the Parties).
1.108“Program Patent” means any [***].
1.109“Prosecution and Maintenance” (including variations such as “Prosecute and Maintain”) means, with respect to a Patent or Patents, the preparing, filing, prosecuting and maintenance, and strategy for each of the foregoing, of such Patent or Patents, including paying to the applicable patent office or other governmental agency all maintenance or governmental fees to maintain such Patent in force, and requests for patent term extensions, supplementary protection certificates, and the like with respect to such Patent or Patents, together with the conduct of interferences, Post-Grant Proceedings and other similar proceedings with respect to a Patent or Patents, but excluding any Post-Grant Proceedings arising in connection with prosecution of any Product Infringement.
1.110“Region” means each of the following: [***].
1.111“Regulatory Approval” means, with respect to a particular country or other regulatory jurisdiction, all approvals, licenses, registrations or authorizations of any Regulatory Authority necessary to market and sell a pharmaceutical product or biologic in such country or regulatory jurisdiction, excluding, in each case, Pricing and Reimbursement Approvals in such country.
1.112“Regulatory Authority” means any applicable supra-national, federal, national, regional, state, provincial or local governmental or regulatory authority, agency, department, bureau, commission, council or other entities (e.g., the FDA, EMA and PMDA) regulating or otherwise exercising authority with respect to the Development, Manufacture or Commercialization (including Pricing and Reimbursement Approval) of a pharmaceutical or biologic product in a particular country or other regulatory jurisdiction.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.113“Regulatory Documentation” means all (a) applications (including all INDs and Drug Approval Applications and other Co-Commercialization Territory Regulatory Filings), registrations, licenses, authorizations and approvals (including Regulatory Approvals, Pricing and Reimbursement Approvals and Product Labeling) and designations (including designations of a product as an “orphan” drug or its equivalent outside of the United States), (b) correspondence, materials and reports submitted to or received from Regulatory Authorities (including meeting requests, pre-meeting submissions and minutes and official contact reports relating to any communications with any Regulatory Authority and reports issued by a Regulatory Authority in connection with any audit conducted by such Regulatory Authority) and all supporting documents with respect thereto, including all investigator brochures, regulatory drug lists, advertising and promotion documents, drug safety and signaling update reports, adverse event files, complaint files (including product technical complaints communications and handling) and other material regulatory submissions and (c) Clinical Data and data contained or relied upon in any of the foregoing, including core data sheets, in each case (i.e., clauses (a), (b) and (c) above), to the extent pertaining to a Licensed Compound or Licensed Product.
1.114“Regulatory Exclusivity” means any exclusive marketing rights or exclusivity rights or protection conferred by any Regulatory Authority with respect to a pharmaceutical or biologic product in a particular country or other regulatory jurisdiction, including any regulatory protection exclusivity such as orphan drug designation or pediatric exclusivity, but in all cases excluding patent rights and patent term extensions.
1.115“Regulatory Lead” means the Party specified as the “Regulatory Lead” in Section 3.1.4(d)(iii) or Section 3.3.1 (Regulatory Lead).
1.116“Related Compound” means [***].

1.117[***].
1.118“Sales and Marketing Costs” means, on a Cost-Profit Sharing Product-by-Cost-Profit Sharing Product and Cost-Profit Sharing Country-by-Cost Profit Sharing Country basis, the FTE Costs and Out-of-Pocket Costs incurred by or on behalf of a Party or its Affiliates [***] Commercialization activities for such Cost-Profit Sharing Product in such Cost-Profit Sharing Country under and in accordance with the Co-Commercialization Plan/Budget, including FTE Costs and Out-of-Pocket Costs [***] the following, to the extent incurred under and in accordance with the Co-Commercialization Plan/Budget: (a) sales, pricing and activities directed to the managed care market and marketing of such Cost-Profit Sharing Product in such Cost-Profit Sharing Country; (b) marketing (including telemarketing), promotion, advertising, professional education, symposia and opinion leader development, and Promotional Materials; (c) recalls, withdrawals or corrective actions, and returned product destruction with respect to such Cost-Profit Sharing Product or components therefor, all to the extent treated as Sales and Marketing Costs pursuant to Section 5.9 (Recalls, Market Withdrawals or Corrective Actions); (d) activities related to obtaining reimbursement from payers and costs and expenses of sales and marketing data for such Cost-Profit Sharing Product in such Cost-Profit Sharing Country; (e) market research and strategic planning activities specific to such Cost-Profit Sharing Product in such Cost-Profit Sharing Country; (f) the preparation of Regulatory Documentation as reasonably necessary to conduct Commercialization activities for such Cost-Profit Sharing Products in such Cost-Profit Sharing Country, including to the extent applicable any Regulatory Documentation with respect to Pricing and Reimbursement Approvals for such Cost-Profit Sharing Product and any filing fees incurred in connection therewith; (g) Sales Force Expenses, to the extent not otherwise included in Sales and Marketing Costs; and (h) Out-of-Pocket Costs to seek, maintain, defend or enforce any Product Trademark specific to such Cost-Profit Sharing Product in such Cost-Profit Sharing Country to the extent provided in Section 8.6.4 (Expenses).
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.119“Sales Force Expenses” means, on a Cost-Profit Sharing Product-by-Cost-Profit Sharing Product and Cost-Profit Sharing Country-by-Cost Profit Sharing Country basis, the FTE Costs and Out-of-Pocket Costs incurred by or on behalf of a Party or its Affiliates [***] operation and management of sales personnel (including a field-based sales force and regional managers) to the extent such personnel are, or will be, assigned to selling such Cost-Profit Sharing Product in such Cost-Profit Sharing Country and to the extent incurred under and in accordance with the Co-Commercialization Plan/Budget, including FTE Costs and Out-of-Pocket Costs with respect to the following to the extent incurred under and in accordance with the Co-Commercialization Plan/Budget: [***].
1.120“Standstill Agreement” has the meaning set forth in the Provisional Collaboration and License Agreement.
1.121“Subcontract Agreement” means, with respect to a Subcontractor, a written agreement between a Party and such Subcontractor.
1.122“Subcontractor” means a Third Party contractor (including contract research organizations or contract manufacturing organizations) engaged by a Party or its Affiliates on a fee-for-service to perform certain services or activities on behalf of and for the benefit of such Party or its Affiliates or exercise certain rights on behalf of such Party or its Affiliates, in each case, under this Definitive LRRK2 Agreement.
1.123“Sublicensee” means a Third Party that is granted (directly or indirectly) a sublicense by a Party or its Affiliate under any of the rights granted in Section 6.1 (License Grants to Biogen) or Section 6.2 (License Grants to Denali), as applicable and as provided in Section 6.3 (Sublicenses) or other rights to Develop, perform Medical Affairs activities with respect to or Commercialize a Licensed Compound or Licensed Product, other than any Subcontractor that is granted any such sublicense or other rights solely for the purpose of performing specific limited services or activities solely on behalf of and for the benefit of a Party or its Affiliate.
1.124“Tax” means all forms of taxation whether direct or indirect and whether levied by reference to income, profits, gains, net wealth, asset values, turnover, added value or other reference and statutory, governmental, state, provincial, local or foreign governmental or municipal impositions, duties (including but not limited to stamp duties), contributions, rates and levies (including social security contributions and any other payroll taxes), whenever and wherever imposed (whether imposed by way of a withholding or deduction for or on account of tax or otherwise) and in respect of any Person (including taxes imposed on another Person for which a Person is liable by reason of being a member of a consolidated, combined, unitary or similar tax group, as a transferee or successor, by contract or otherwise) and all penalties, charges, costs and interest relating thereto.
1.125“Territory” means worldwide.
1.126“Third Party” means any Person other than Denali, Biogen and their respective Affiliates.
1.127“Trademark” means any word, name, symbol, color, designation or device or any combination thereof that functions as an identifier of the source or origin of goods or services, including any trademark, trade dress, brand mark, service mark, trade name, brand name, logo, business symbol or domain names, whether or not registered.
1.128“United States” or “U.S.” means the United States of America and its territories and possessions (including the District of Columbia and Puerto Rico).
1.129“Valid Claim” means [***].
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.130“VAT” means (a) in relation to any jurisdiction within the European Union, the tax imposed by the EC Council Directive on the common system of value added tax (2006/112/EC) and any successor or equivalent legislation and any national legislation implementing that directive together with legislation supplemental thereto and the equivalent tax (if any) in that jurisdiction; and (b) in any other jurisdiction, any other value added, goods and services, consumption or similar tax chargeable on the supply or deemed supply of goods or services under applicable legislation or regulation.
1.131Additional Definitions. In addition, each of the following terms shall have the meaning described in the corresponding Section of this Definitive LRRK2 Agreement identified below.

Term	Section	Term	Section
Acquired Party	6.8.4	Cost-Profit Share	7.7
Acquiring Party	6.8.3	Cost-Profit Sharing Country	7.7
Adverse Ruling	13.2.2	Cost-Profit Sharing Product	7.7
[***]	[***]	Debarred Entity	11.1.6(b)
[***]	[***]	Debarred Individual	11.1.6(a)
Alliance Manager	2.6	Declining Party	3.1.4(c)
[***]	[***]	Definitive LRRK2 Agreement	Preamble
BIG	Preamble	Denali	Preamble
BIMA	Preamble	[***]	[***]
Biogen	Preamble	Denali Commercialization Opt-Out	7.8.1(a)
Biogen Executive	2.4.5(c)	Denali Development Opt-Out	7.8.1(a)
[***]	[***]	Denali Indemnitees	12.1
Biogen Indemnitees	12.2	Denali Opt-Out	7.8.1(a)
[***]	[***]	Denali Opt-Out Notice	7.8.1(a)
[***]	[***]	Development Expense Report	7.7.2(a)
[***]	[***]	Dispute	14.6
Breach Notice	13.2.1	Effective Date	Preamble
Breaching Party	13.2.1	[***]	[***]
[***]	[***]	Excluded Entity	11.1.6(c)
Chief Executive Officers	14.6.1	Excluded Individual	11.1.6(c)
CMC Working Group	4.5	Existing Denali Agreement	1.64
CMO Supply Agreement	4.2	Final Royalty Report	7.6.7(b)
Co-Commercialization Activities	5.1.4(a)	Finance Working Group	7.7.6
Co-Commercialization Activities End Date	5.1.4(c)	Force Majeure	Article 14
Co-Commercialization Agreement	5.1.4(b)	GAAP	1.1
Co-Commercialization Territory Regulatory Filings	3.3.2(c)	[***]	[***]
[***]	[***]	[***]	[***]
Co-Funding End Date	7.8.1(a)	Global Development Budget	3.1.1(b)
Commercialization Wind-Down Period	13.7.2(b)	[***]	[***]
[***]	[***]	ICH	1.61
Consolidated Report	7.7.3	Indemnification Claim Notice	12.4
Convicted Entity	11.1.6(d)	Indemnified Losses	12.1
Convicted Individual	11.1.6(d)	Indemnified Party	12.4
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Independent Study	3.1.4	Opt-Out Country	7.8.1(a)
Independent Study Opt-In Notice	3.1.4(e)(i)	Opt-Out Product	7.8.1(a)
Independent Study Proposal	3.1.4(a)	Other Component	1.26
Independent Third Party Lab	14.6.4	Other LRRK2 Inhibitors	13.7.1(b)(i)
Initial Global Development Plan/Budget	1.6	[***]	[***]
Interim Development Period	1.45	[***]	[***]
IP Counsels	6.5.2(d)	[***]	[***]
JCC	2.3.1	[***]	[***]
JDC	2.2.1	[***]	[***]
JSC	2.1.1	Parties	Preamble
[***]	[***]	Party	Preamble
LRRK2 Alternative Product	6.8.1	Patient Samples	3.5
[***]	[***]	Payments	7.11.1
MAA	1.43	PD Commercial Milestone Event	7.2.2
[***]	[***]	PD Commercial Milestone Payment	7.2.2
Manufacturing Party	4.4	PD Development Milestone Event	7.2.1
Manufacturing Transfer	4.2	PD Development Milestone Payment	7.2.1
Manufacturing Transition Plan	4.2	PD Milestone	7.5
Maximum Commercial Milestone Amount	7.2.4(c)	[***]	[***]
Maximum Development Milestone Amount	7.2.4(c)	[***]	[***]
[***]	[***]	Pharmacovigilance Agreement	9.1
MSL	1.86	Phase II Notice	3.1.4(e)(i)
NDA	1.43	[***]	[***]
[***]	[***]	Phase III Update	3.1.4(e)(ii)
New Technology	6.5.2(b)	Pre-Definitive LRRK2 Agreement Eligible Development Expenses	1.45
New Technology Terms	6.5.2(b)	Prior CDA	10.6
Non-Breaching Party	13.2.1	[***]	[***]
[***]	[***]	[***]	[***]
Non-Manufacturing Party	4.4	Promotional Materials	5.4
Non-PD Commercial Milestone Event	7.3.2	Proposing Party	3.1.4(a)
Non-PD Commercial Milestone Payment	7.3.2	[***]	[***]
Non-PD Development Milestone Event	7.3.1	[***]	[***]
Non-PD Development Milestone Payment	7.3.1	Provisional Collaboration and License Agreement	Preamble
Non-PD Indication	7.3.1	Regulatory Approval Costs Update	3.1.4(e)(iii)
Non-PD Milestone	7.5	Regulatory Approval Update	3.1.4(e)(iii)
[***]	[***]	Regulatory Data	3.1.3(g)
Operating Profits or Losses	7.7.3	Reimbursable Development Expenses	7.7
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Reimbursable Expenses	7.7	[***]	[***]
Relevant Biogen Know-How	3.2.1	[***]	[***]
[***]	[***]	Supply and Quality Agreement	4.4
Royalty Term	7.6.2	Term	13.1
[***]	[***]	Terminated Compound	13.7
Sales Milestone	7.5	Terminated Product	13.7
Sales Milestone Event	7.4.1	Terminated Region	13.3
Sales Milestone Payment	7.4.1	Third Party Claims	12.1
Selling Party	1.88	[***]	[***]
Shared Expense Report	7.7.2(b)	Working Group	2.7
Stock Purchase Agreement	Preamble
ARTICLE 2
COLLABORATION MANAGEMENT
2.1Joint Steering Committee.
2.1.1Formation. As soon as practical, but no later than [***] after the Effective Date, the Parties shall establish a joint steering committee (the “JSC”), which shall perform the functions set forth in Section 2.1.2 (Responsibilities) and oversee Development under the Global Development Plan/Budget in the Territory and Commercialization under the Co-Commercialization Plan/Budget in the Co-Commercialization Territory, in each case, of Licensed Compounds and Licensed Products, and for discussing and sharing information regarding the Parties’ Development, Manufacturing, Medical Affairs and Commercialization activities in the Territory with respect to Licensed Compounds and Licensed Products. The JSC shall consist of an equal number of representatives from each of the Parties, unless otherwise agreed by the Parties in writing.
2.1.2Responsibilities. The JSC shall manage the implementation of this Definitive LRRK2 Agreement, oversee and coordinate the Parties’ respective activities pertaining to Licensed Compounds and Licensed Products in the Territory and, subject to Section 2.4.5 (Joint Committee Decision-Making) below, resolve certain matters that are not unanimously decided by the JDC or JCC. In particular, the JSC shall:
(a)facilitate communication of the Parties in connection with the Development, Manufacture, and in the Co-Commercialization Territory, performance of Medical Affairs and Commercialization of Licensed Compounds and Licensed Products;
(b)review and discuss the progress of activities in connection with the Development, Manufacture, and in the Co-Commercialization Territory, performance of Medical Affairs with respect to and Commercialization of Licensed Compounds and Licensed Products, including data and results generated in performance of such activities;
(c)coordinate and oversee the operation of the JDC, JCC and any Working Group established by the JSC, including resolving any disputed matter of the JDC, JCC and such Working Groups in accordance with Section 2.4.5 (Joint Committee Decision-Making), and promote effective member participation in each such Joint Committee’s or Working Group’s operations;
(d)review and determine whether to approve any amendment to the then-current Global Development Plan/Budget;
(e)review and determine whether to approve any Independent Study Proposal in accordance with Section 3.1.4 (Independent Study);
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(f)review and determine whether to approve the initial Co-Commercialization Plan/Budget, and any amendments thereto;
(g)[***];
(h)coordinate and oversee the preparation and transfer of the Information, Regulatory Documentation and Development activities in accordance with Section 3.2 (Transfer for Development Purposes);
(i)form Working Groups as needed to fulfill the obligations of the JSC under this Definitive LRRK2 Agreement, including the Finance Working Group;
(j)resolve issues presented to the JSC in accordance with this Definitive LRRK2 Agreement; and
(k)perform such other functions as are set forth in this Definitive LRRK2 Agreement as the function of the JSC or as the Parties may otherwise mutually agree in writing.
2.2Joint Development Committee.
2.2.1Formation. As soon as practical, but no later than [***] after the Effective Date, the Parties shall establish a joint development committee (the “JDC”). The JDC shall consist of an equal number of representatives from each of the Parties, unless otherwise agreed by the Parties in writing.
2.2.2Responsibilities. The JDC shall oversee the Development of Licensed Compounds and Licensed Products in the Territory. In particular, the JDC shall:
(a)review and finalize, for submission to the JSC, any amendment to a then-current Global Development Plan/Budget (at least [***] per Calendar Year);
(b)discuss, coordinate and monitor workflow for the activities being conducted by each Party under the Global Development Plan/Budget (including Manufacturing activities in support thereof), and the overall progress of activities being conducted under the Global Development Plan/Budget, including the data and results generated in performance of such activities;
(c)review and discuss the design of the Clinical Studies, including with respect to a biomarker/endpoint plan and patient recruitment, to be conducted under the Global Development Plan/Budget, and the selection of clinical trial sites, clinical research organizations and other key Third Party service providers for Clinical Studies under the Global Development Plan/Budget;
(d)prepare and determine whether to approve, the Parties’ strategies related to funding for any investigator-initiated Clinical Study for the Territory, including Clinical Studies involving a safety issue or the head-to-head comparison of a Licensed Product with any other pharmaceutical agent;
(e)oversee and coordinate the preparation and transfer of the Information, Regulatory Documentation and Development activities in accordance with Section 3.2 (Transfer for Development Purposes);
(f)[***];
(g)review, discuss and finalize, for submission to the JSC, any Independent Study Proposal;
(h)form Working Groups as needed to fulfill the obligations of the JDC under this Definitive LRRK2 Agreement, including a CMC Working Group;
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(i)coordinate and oversee the operation of each Working Group created by the JDC, including resolving any disputed matter within such Working Group; and
(j)perform such other functions as are set forth in this Definitive LRRK2 Agreement, or as the Parties may mutually agree in writing.
2.3Joint Commercialization Committee.
2.3.1Formation. No later than [***] after the Effective Date, the Parties shall establish a joint commercialization committee (the “JCC”). The JCC shall consist of an equal number of representatives from each of the Parties, unless otherwise agreed by the Parties in writing.
2.3.2Responsibilities. The JCC shall oversee the Commercialization of Licensed Products in the Co-Commercialization Territory, and provide a forum for sharing information pertaining to the Commercialization of Licensed Products outside of the Co-Commercialization Territory. In particular, the JCC shall:
(a)review, and finalize for submission to the JSC, the Co-Commercialization Plan/Budget and any amendments thereto;
(b)discuss the Global Commercialization Plan and any material updates thereto;
(c)[***];
(d)[***];
(e)with respect to any Cost-Profit Sharing Product(s) and each Cost-Profit Sharing Country, [***];
(f)discuss, review and finalize and submit to the JSC for approval the Parties’ strategies related to any [***], epidemiological studies, modeling and pharmaco-economic studies, investigator-initiated Clinical Studies or post-marketing surveillance studies with respect to Licensed Products;
(g)[***];
(h)[***];
(i)coordinate and oversee the operation of each Working Group created by the JCC, including resolving any disputed matter within such Working Group; and
(j)perform such other functions as are set forth in this Definitive LRRK2 Agreement as the function of the JCC or as the Parties may otherwise mutually agree in writing.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2.4General Provisions Applicable to Joint Committees.
2.4.1Meetings and Minutes. The JSC shall meet at least semi-annually, or as otherwise agreed to by the JSC. The JDC shall meet at least once per Calendar Quarter, or as otherwise agreed to by the JDC. Beginning after formation of the JCC, the JCC shall meet at least once per Calendar Quarter, or as otherwise agreed to by the JCC. Meetings of each Joint Committee may be conducted by telephone, video-conference or in-person as determined by such Joint Committee. In-person meetings of each Joint Committee, unless otherwise agreed, shall alternate between Denali’s offices and Biogen’s offices. Regularly scheduled meetings of each Joint Committee may be called by either Party on no less than [***] notice, or such shorter time period as agreed by the Parties. Each Party shall make all proposals for agenda items for regularly scheduled meetings of a Joint Committee, including any decision to be made by such Joint Committee at such meeting, and shall provide all appropriate information with respect to such proposed items, to the applicable meeting managers at least [***] in advance of the applicable meeting, or such shorter time period as agreed by the Parties. Each Party may also call a special meeting of a Joint Committee to resolve particular matters requested by such Party, on no less than [***] notice (or such shorter time period as may be appropriate under the circumstances, but in no event less than [***] notice). In the case of a special meeting of a Joint Committee called by a Party, the proposed agenda items, including any decision to be made by such Joint Committee at such meeting, and appropriate information with respect to such proposed items shall be provided to the applicable meeting managers together with the notice calling for such special meeting to the other Party. Draft minutes of the meetings of any Joint Committee will be generated and circulated to its members within [***] following the meeting. The responsibility for generating and circulating such minutes will alternate between the Alliance Managers (or their designees). The Joint Committees will use reasonable diligence to review and finalize the minutes within [***] after their circulation and, in all circumstances, no later than the next meeting of the same Joint Committee.
2.4.2Chairpersons. The Joint Committees shall each have co-chairpersons that each of Denali and Biogen select from their respective representatives. Each Party may change any of its designated chairpersons from time to time upon written notice to the other Party.
2.4.3Procedural Rules. Each Joint Committee shall have the right to adopt such standing rules as shall be necessary to perform its responsibilities, to the extent that such rules are consistent with this Definitive LRRK2 Agreement; provided that such rules shall not be subject to a deciding vote of either Party having final decision-making authority for such Joint Committee. At least [***] representative from each Party on each Joint Committee shall have the requisite seniority to make decisions on behalf of the relevant Party with respect to the issues falling within the decision-making authority of the relevant Joint Committee. A quorum of the Joint Committee shall exist whenever there is present at a meeting at least [***] representative appointed by each Party with the requisite seniority to make decisions described in the second sentence of this Section 2.4.3 (Procedural Rules). From time to time, each Party may substitute one (1) (or more, if applicable) of its representatives to a particular Joint Committee on written notice to the other Party, provided that the criteria in the second sentence of this Section 2.4.3 (Procedural Rules) shall continue to be satisfied. Representatives of the Parties on a Joint Committee may attend a meeting either in person or by telephone, audio conference, video conference, or similar means through which each participant can hear what is said by, and be heard by, the other participants.
2.4.4Meeting Attendance. Personnel of either Party (or a Party’s Affiliate) that are not representatives of such Party on a Joint Committee may attend meetings of such Joint Committee; provided that the Party wishing such persons to participate in a meeting has provided reasonable advance notice to the other Party and non-employees may only attend meetings of a Joint Committee if such non-employee is bound by written obligations of confidentiality and non-disclosure substantially equivalent to those set forth in Article 10 (Confidentiality and Non-Disclosure) or is otherwise bound by professional ethical obligations.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2.4.5Joint Committee Decision-Making.
(a)Voting. Except as set forth in Section 2.4.5(b) (Joint Committee Escalation), the decisions of each Joint Committee shall be by unanimous agreement. Each Party shall have a single vote on a matter to be decided by the applicable Joint Committee irrespective of the number of representatives of such Party in attendance at the applicable Joint Committee meeting. Decisions of a Joint Committee will be documented in the relevant final approved meeting minutes, or should a decision be made outside of a meeting forum, such decision may also be made by a written resolution unanimously agreed by the Parties and signed by at least one representative of each Party appointed to the applicable Joint Committee; it being understood that such unanimous written agreement may be provided by email if the Parties so agree.
(b)Joint Committee Escalation. If the JDC or JCC does not reach unanimous agreement on an issue within the decision-making authority of the JDC or JCC within [***] after the meeting at which such issue was first presented for decision by the JDC or JCC, as the case may be, despite good faith efforts to do so, then, such matter shall be referred to the JSC for resolution. If the JSC reaches unanimous agreement on an issue within the decision-making authority of the JSC, then such decision shall become the decision of the applicable Joint Committee. If the JSC does not reach unanimous agreement on an issue within the decision-making authority of the JSC within [***] after the JSC meeting at which the applicable issue was first presented for decision, despite good faith efforts to do so, then, it shall be resolved in accordance with Section 2.4.5(c) (Dispute Escalation) below.
(c)Dispute Escalation. If the JSC has not reached unanimous agreement on any matter or dispute within the scope of JSC’s decision-making authority following the [***] period described in the last sentence of Section 2.4.5(b) (Joint Committee Escalation), then, such matter shall be referred, by a joint written notice, to Denali’s CEO and Biogen’s CEO (or his/her executive-level designee) (the “Biogen Executive”), who shall confer in good faith on the resolution of the dispute. Any final decision mutually agreed to by Denali’s CEO and the Biogen Executive shall be conclusive and binding on the Parties. If Denali’s CEO and the Biogen Executive are not able to agree on the resolution of any such dispute within [***] (or such other period of time as agreed by Denali’s CEO and the Biogen Executive) after the [***] period described in the last sentence of Section 2.4.5(b) (Joint Committee Escalation) (i.e., a total of [***] after the JSC meeting at which the applicable issue was first presented for decision), then, to the extent the matter: (i) [***], the [***] shall be entitled to make the final determination with respect to such matter by notifying the JSC (and [***]) in writing and such final decision of [***] shall become the decision of the JSC on such matter, [***].

(d)[***].

(i)[***];

(ii)[***];

(iii)[***];

(iv)[***];

(v)[***];

(vi)[***].
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2.4.6Limitations on Authority. Each Party shall retain the rights, powers and discretion granted to it under this Definitive LRRK2 Agreement and no such rights, powers or discretion shall be delegated to or vested in a Joint Committee unless such delegation or vesting of rights is expressly provided for in this Definitive LRRK2 Agreement or the Parties expressly so agree in writing. No Joint Committee shall have the power to, and no deciding vote of a Party on a matter referred to such Person shall, amend, modify or waive compliance with this Definitive LRRK2 Agreement, which compliance may only be amended or modified as provided in Section 14.8 (Entire Agreement; Amendments) or compliance with which may only be waived as provided in Section 14.11 (Waiver and Non-Exclusion of Remedies). No decision of any Joint Committee or by a Party in the exercise of its deciding vote in accordance with Section 2.4.5 (Joint Committee Decision-Making) or Section 2.5 (Discontinuation of Joint Committees) shall (a) finally determine any interpretation of this Definitive LRRK2 Agreement or the Parties’ rights or obligations hereunder, (b) conflict with any terms and conditions of this Definitive LRRK2 Agreement or (c) be in contravention of Applicable Law in any material respect. For the avoidance of doubt, disputes arising between the Parties in connection with or relating to this Definitive LRRK2 Agreement, or any document or instrument delivered in connection herewith, in each case, that are outside of the decision-making authority of the Joint Committees and not within a Party’s sole decision-making authority hereunder, shall be resolved pursuant to Section 14.6 (Dispute Resolution).
2.5Discontinuation of Joint Committees. Each Joint Committee shall continue to exist until the first to occur of: (a) the date on which the Parties agree to disband the Joint Committee; and (b) the Co-Funding End Date corresponding to a Denali Opt-Out for all Cost-Profit Sharing Products in all countries. Notwithstanding any provision herein to the contrary, once one or more Joint Committees have been disbanded, such disbanded Joint Committee and all Working Groups appointed by such Joint Committee shall be terminated and thereafter (i) any requirement of a Party to provide Information or other materials to such Joint Committee shall be deemed a requirement to provide such Information or other materials to the other Party [***].
2.6Alliance Manager. Each Party shall appoint an individual to act as a single point of contact between the Parties to facilitate the effective exchange of information between the Parties and discuss the performance of this Definitive LRRK2 Agreement (each, an “Alliance Manager”). Each Party may replace its Alliance Manager at any time by notice in writing to the other Party. The Alliance Managers (or their designees) will be responsible for coordinating the Joint Committees and any Working Groups by organizing their meetings, helping to develop the agendas for the meetings, and drafting and finalizing meeting minutes; provided that such responsibilities shall terminate upon the disbandment of the Joint Committees and Working Groups. Each Alliance Manager will be charged with creating and maintaining effective communication within and among the Parties. Each Alliance Manager may have additional responsibilities as agreed between the Parties. [***]
2.7Working Groups. From time to time, a Joint Committee may establish and delegate duties to sub-committees or directed teams (each, a “Working Group”) to oversee particular projects or activities (for example, the Finance Working Group and CMC Working Group), provided that in no event shall a Joint Committee have the right to, and no Joint Committee shall, delegate its respective decision-making authority to any such Working Group. Each such Working Group shall be constituted as the applicable Joint Committee determines and shall establish its own procedures, to the extent that such procedures are consistent with this Definitive LRRK2 Agreement. Members of a Working Group may also be members of a Joint Committee. Working Groups may be established as a standing subcommittee or on an ad hoc basis for purposes of a specific project or on such other basis as the applicable Joint Committee may determine. Each Working Group and its activities shall be subject to the oversight, review and approval of, and shall report to, the Joint Committee that established such Working Group. In no event shall the authority of a Working Group exceed the authority specified for the Joint Committee that established the Working Group pursuant to this Article 2 (Collaboration Management). All decisions of a Working Group shall be made by unanimous agreement. Any disagreement between the representatives of Biogen and Denali on a Working Group shall be referred to the Joint Committee that established the
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Working Group for resolution in accordance with Section 2.4.5 (Joint Committee Decision-Making). Personnel of either Party (or a Party’s Affiliate) that are not representatives of such Party on a Working Group may attend meetings of such Working Group; provided that the Party wishing such persons to participate in a meeting has provided reasonable advance notice to the other Party and non-employees may only attend meetings of a Working Group if such non-employee is bound by written obligations of confidentiality and non-disclosure substantially equivalent to those set forth in Article 10 (Confidentiality and Non-Disclosure) or is otherwise bound by professional ethical obligations. Unless the Parties otherwise agree, draft minutes of the meetings of any Working Group will be generated and circulated to its members within [***] following the meeting. The responsibility for generating and circulating any such minutes will alternate between the Alliance Managers (or their designees). The Working Groups will use diligent efforts to review and finalize any such minutes within [***] after their circulation and, in all circumstances, no later than the next meeting of the same Working Group.
2.8Expenses. Each Party shall be responsible for all travel and related costs and expenses for its representatives and, if applicable, its (or any of its Affiliate’s) other personnel to prepare for, attend meetings of, and otherwise participate in, a Joint Committee or other Working Group.
ARTICLE 3
DEVELOPMENT AND REGULATORY ACTIVITIES
3.1Development Plan and Activities. The Parties will jointly be responsible for all Development activities with respect to the Licensed Compounds and Licensed Products (as further described below) for the Territory, and such activities will be conducted in accordance with the Global Development Plan/Budget (as defined below).
3.1.1Global Development Plan/Budget.
(a)Initial Global Development Plan/Budget. The Initial Global Development Plan/Budget are attached to this Definitive LRRK2 Agreement as Schedule 1.60 (Initial Global Development Plan/Budget).
(b)Content of Global Development Plan/Budget. The Global Development Plan/Budget shall outline: (i) the Denali Development Activities and Biogen Development Activities to be conducted in order to obtain Regulatory Approval of the Licensed Products in the Territory, including a description of any activities for the Development of [***] in each case for the applicable Licensed Products; (ii) overall regulatory strategies for obtaining such Regulatory Approvals for Licensed Products; (iii) a timeline for the Denali Development Activities and the Biogen Development Activities, including timelines for the performance of each clinical study for a Licensed Product to be initiated and other material Development activities for the Licensed Products; and (iv) budgeted amounts estimated to be incurred for conducting activities to be undertaken in accordance with such plan (the “Global Development Budget”). Unless otherwise agreed by the Parties, a Licensed Product containing DNL151 will be the subject of the initial Clinical Studies set forth in the Global Development Plan/Budget. The Global Development Plan/Budget will include a meaningful allocation of Development activities to each Party, provided that to the extent this Definitive LRRK2 Agreement or the Global Development Plan/Budget does not allocate responsibility for a Development activity set forth in the Global Development Plan/Budget to a Party, the JSC shall allocate such responsibility to a Party. The Global Development Budget shall be reasonably detailed with respect to such Development and Manufacturing activities and estimated FTE Costs and Out-of-Pocket Costs, broken down by Calendar Quarter, for the first Calendar Year (or part thereof) and shall also outline the then-current estimate of Development and Manufacturing activities (including estimated associated FTE Costs and Out-of-Pocket Costs) by Calendar Year for the next [***]. In the event of a Denali Opt-Out for all Licensed Products in all countries, then [***].
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

3.1.2Amendments and Updates. The JDC shall review the Global Development Plan/Budget on a regular basis, and in no event less frequently than [***] each [***]. Either Party, through its representatives on the JDC, may propose amendments to, and comment upon, the Global Development Plan/Budget from time to time. In any event, an updated Global Development Plan/Budget shall be provided by the JDC to the JSC (and, with respect to each updated Global Development Plan/Budget, approved by the JSC as required) no later than September 1 of each Calendar Year, in accordance with the timing of Biogen’s annual operating plan. If any such revised Global Development Plan/Budget is not approved by the JSC, then, until such time as the applicable updated Global Development Plan/Budget is approved by the JSC in accordance with Section 2.4.5 (Joint Committee Decision-Making): (a) the then-current Global Development Plan/Budget shall continue to govern the Parties’ Development activities under this Definitive LRRK2 Agreement; and (b) each Party shall conduct Development activities allocated to such Party under such then-current Global Development Plan/Budget and shall be permitted to incur Eligible Development Expenses consistent with the then-current Global Development Budget, which Eligible Development Expenses shall be borne or shared by the Parties in accordance with Section 7.7 (Cost-Profit Sharing).
3.1.3Development Activities.
(a)Efforts.
(i)Global Development Plan/Budget. Each Party shall use Commercially Reasonable Efforts to perform the Development activities allocated to it under the then-current Global Development Plan/Budget in accordance with the timelines set forth therein.
(ii)Co-Commercialization Territory. Each Party (and in the case of Denali, to the extent permitted under this Definitive LRRK2 Agreement) will use Commercially Reasonable Efforts to: (a) seek and obtain Regulatory Approval for at least [***], in each case ((i) and (ii)), [***].
(iii)Ex-Co-Commercialization Territory. Biogen will use Commercially Reasonable Efforts to: (a) seek and obtain Regulatory Approval for at least [***], in each case ((i) and (ii)), [***].
(b)Compliance. Each Party shall perform any and all of its Development activities under this Definitive LRRK2 Agreement in good scientific manner and in compliance with all Applicable Law, including applicable national and international (e.g., ICH, GCP, GLP, and GMP guidelines), informed consent and institutional review board regulations, current standards for pharmacovigilance practice, and all applicable requirements relating to the protection of human subjects.
(c)Allocation of Activities and Costs. Denali shall be primarily responsible for the planning and conduct of the Denali Development Activities and Biogen shall be primarily responsible for the planning and conduct of the Biogen Development Activities, in each case, in a manner consistent with the then-current Global Development Plan/Budget. Otherwise, each Party shall be responsible for day-to-day implementation and operational management of those Development activities allocated to such Party under the Global Development Plan/Budget. All FTE Costs and Out-of-Pocket Costs that the Parties incur as Eligible Development Expenses in connection with the Development of Licensed Compounds and Licensed Products under the Global Development Plan/Budget shall be borne or shared in accordance with Section 7.7 (Cost-Profit Sharing). [***]
(d)LRRK2 Inhibitor and CNS Penetrance Determinations. [***] then the Parties shall [***] and in any event, [***].
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(e)Designation of Development Lead. Denali shall be the Development Lead with respect to the Denali Development Activities and Biogen shall be the Development Lead with respect to the Biogen Development Activities [***]. In addition to any activities that the Parties agree the Non-Development Lead may conduct under the Global Development Plan/Budget, the Non-Development Lead shall have the right to have [***] or more of its employees attend, and participate in, all global advisory board meetings and other meetings with key opinion leaders regarding the Licensed Compounds or Licensed Products.
(f)Transition of Development Lead. With respect to any Development activities allocated to Biogen under the Global Development Plan/Budget that are not transferred to Biogen pursuant to Section 3.2 (Transfer for Development Purposes), the Parties will coordinate in good faith, through the JDC, the transfer of Development Lead from one Party to the other Party with respect such Development activity.
(g)Development Reports. Each Party shall report on the Development activities such Party has performed (or caused to be performed) under the Global Development Plan/Budget in accordance with the procedures established by the JDC and Section 2.2.2 (Responsibilities). Each Party shall provide the JDC with such other material Information pertaining to its Development activities under the Global Development Plan/Budget as may be reasonably requested by the other Party. The JDC shall establish a process pursuant to which each Party shall, on an on-going basis, provide to the other Party copies of or access to non-clinical data and Clinical Data, and other Information, results and analyses pertaining to any Development activities conducted under the Global Development Plan/Budget or with respect to any Independent Study [***] (collectively, “Regulatory Data”).
3.1.4Independent Study. Each Party shall be permitted to undertake Clinical Studies [***] (any such activities, an “Independent Study”); provided that such Party complies with the provisions of this Section 3.1.4 (Independent Study). [***].
(a)Independent Study Proposals. If a Party (such Party, the “Proposing Party”) desires to undertake an Independent Study, then such Party shall submit to the JDC a proposal for the addition of such Independent Study to the Global Development Plan/Budget that includes a proposed work plan, timeline and budget for such Independent Study (an “Independent Study Proposal”). The Independent Study Proposal shall be prepared in a similar scope and format of the Global Development Plan/Budget. The Proposing Party shall provide the JDC with any additional Information related to the Independent Study Proposal reasonably requested by the JDC.
(b)Inclusion of Independent Study in the Global Development Plan/Budget. The JDC shall review and discuss such Independent Study Proposal, including considering in good faith any comments thereon from the non-Proposing Party, and within [***] after its receipt of such Independent Study Proposal shall decide whether to approve such Independent Study Proposal and submit the same to the JSC to review, discuss and determine whether to approve; provided that if the Proposing Party has not provided all available Information reasonably requested by the JDC during such [***] period, then such time shall be extended by the number of days it takes the Proposing Party to provide such Information. If the JSC approves an Independent Study Proposal, then the Global Development Plan/Budget shall be deemed to be amended to include the Independent Study and associated budget upon approval of such Independent Study Proposal by the JSC. For the sake of clarity, all Eligible Development Expenses incurred thereafter by the Parties in performing such Clinical Study (that was formerly the Independent Study) shall be shared as part of the Cost-Profit Share unless and until a Denali Opt-Out occurs with respect to the Licensed Product that is the subject of such Clinical Study and the Co-Funding End Date occurs. If the JSC does not approve the Independent Study Proposal, then the Independent Study will not be included within the Global Development Plan/Budget and shall not be deemed to be part of the Global Development Plan/Budget, and instead the provisions of Section 3.1.4(c) (Objection by the Other Party) through Section 3.1.4(e) (Opt-In for Independent Study) shall apply.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(c)Objection by the Other Party. If, at any time within [***] after receipt of the Independent Study Proposal by the JDC, the other Party (the “Declining Party”) objects to the inclusion of the Independent Study Proposal under the Global Development Plan/Budget and also objects to the conduct of such Independent Study on the basis that such Independent Study would [***]
(d)Performance of Independent Study. If the JDC and JSC do not timely approve an Independent Study Proposal due to an objection by the Declining Party within the time periods set forth in Section 3.1.4(b) (Inclusion of Independent Study in the Global Development Plan/Budget) and the Declining Party does not timely provide written notice of a Material Adverse LRRK2 Program Effect as set forth in Section 3.1.4(c) (Objection by the Other Party) or if the Declining Party does timely provide such written notice, but a dispute regarding the existence of such Material Adverse LRRK2 Program Effect is resolved pursuant to Section 14.6 (Dispute Resolution) in favor of the Proposing Party, then the Proposing Party may, upon notice to the JSC, conduct the relevant Independent Study described in the Independent Study Proposal and the following shall apply until the Proposing Party’s receipt of an Independent Study Opt-In Notice for such Independent Study:
(i)The Licensed Product that is the subject of Independent Study shall continue to be a Licensed Product for all purposes of this Definitive LRRK2 Agreement; provided that if any PD Development Milestone Event or Non-PD Development Milestone Event is first achieved as a result of a Clinical Study that is conducted by Denali as an Independent Study, then the corresponding PD Development Milestone Payment or Non-PD Development Milestone Payment, as the case may be, shall be deferred and shall not be payable unless and until Biogen issues an Independent Study Opt-In Notice or the occurrence of a Regulatory Approval Update, whichever is earlier, with respect to the applicable Independent Study, and in such case, each such PD Development Milestone Event or Non-PD Development Milestone Event shall be deemed achieved and the corresponding PD Development Milestone Payment or Non-PD Development Milestone Payment, as the case may be, shall be due and payable as of the date such Independent Study Opt-In Notice is provided.
(ii)The Proposing Party shall be the Development Lead with respect to such Independent Study until the Proposing Party’s receipt of an Independent Study Opt-In Notice for such Independent Study, after which the provisions of Section 3.1.3 (Development Activities) shall apply.
(iii)Unless otherwise agreed by the Parties, [***]shall be the Regulatory Lead with respect to such Independent Study and, if [***] is the Proposing Party with respect to such Independent Study, then the Parties will cooperate in good faith with respect to all regulatory activities relating to such Independent Study. Notwithstanding the foregoing, [***]. To the extent Denali is the Regulatory Lead for any such Independent Study, then the provisions of Section 3.3.2(d) (Regulatory Authority Interactions) shall apply with respect thereto, mutatis mutandis, [***].
(iv)In the event the Proposing Party is not then-responsible for Manufacturing the applicable Licensed Compound or Licensed Product, then, subject to Section 4.4 (Supply Agreements), [***]
(v)The Proposing Party shall initially bear all costs and expenses associated with the Independent Study it undertakes and such costs and expenses shall not be taken into account as Eligible Development Expenses.
(vi)Except as expressly set forth in this Section 3.1.4(d) (Performance of Independent Study), the conduct of the Independent Study will be subject to all terms and conditions of this Definitive LRRK2 Agreement relating to Development of Licensed Products. The Declining Party shall have the right to use, at no additional cost, any data arising from the Independent Study in the performance of its obligations and the exercise of its rights under this Definitive LRRK2 Agreement in accordance with the licenses and rights granted under Article 6 (License Grants; Exclusivity).
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(vii)All Independent Studies undertaken by the Proposing Party shall be subject to the oversight of the JDC and the Declining Party shall have the right to provide comments thereon; [***]. At each meeting of the JDC, the Proposing Party shall report its progress with regard to the Independent Study in the same manner as the Parties provide reports to the JDC with respect to activities covered by the Global Development Plan/Budget, including providing formal written reports of the results related to the Independent Study, as well as the actual FTE Costs and Out-of-Pocket Costs incurred by the Proposing Party, along with estimated future budgets for such Independent Study.
(e)Opt-In for Independent Study.
(i)Completion of Phase II Trial. No less than [***], the Proposing Party shall furnish to the JDC and the Declining Party a written summary of the results of such Phase II Trial and of any preceding and related Phase I Trials and the Independent Study Costs incurred to date by the Proposing Party (“Phase II Notice”). The Proposing Party shall also provide the JDC with any other Information related to the Independent Study that is reasonably requested by the JDC and available to the Proposing Party. If, within [***] after the Declining Party’s receipt of the Phase II Notice, the Declining Party notifies the JDC and the Proposing Party in writing that it desires to include the Independent Study into the Global Development Plan/Budget (such notice, whenever given in accordance with this Section 3.1.4(e) (Opt-In for Independent Study), an “Independent Study Opt-In Notice”), then (A) the Declining Party shall, subject to the review rights set forth in Section 7.7.2(c) (Expense Review) and to the extent applicable, pay to the Proposing Party an amount equal to that portion of the Independent Study Costs identified in the Phase II Notice that would have been borne by the Declining Party if such Independent Study had been included in the Global Development Plan/Budget [***] of such portion of Independent Study Costs, which amount shall be due within [***] of invoicing by the Proposing Party; and (B) the terms of Section 3.1.4(e)(iv) (Independent Study Opt-In Notice) shall apply.
(ii)Completion of Phase III Trial. In the event that the Declining Party does not submit the Independent Study Opt-In Notice in accordance with Section 3.1.4(e)(i) (Completion of Phase II Trial), then within [***], the Proposing Party shall furnish to the JDC and the Declining Party, a written report of the results of such Clinical Study and the Independent Study Costs incurred by the Proposing Party since the Phase II Notice (the “Phase III Update”). The Proposing Party shall also provide the JDC with the Clinical Data and any other Information related to the Independent Study that is reasonably requested by the JDC and available to the Proposing Party. If, within [***] of the Declining Party’s receipt of the Phase III Update, the Declining Party submits an Independent Study Opt-In Notice to the JDC and Proposing Party: then (A) the Declining Party shall, subject the review rights set forth in to Section 7.7.2(c) (Expense Review), pay to the Proposing Party an amount equal to that portion of the Independent Study Costs identified in the Phase II Notice and Phase III Update that would have been borne by the Declining Party if such Independent Study Costs had been included in the Global Development Budget [***], which amount shall be due within [***] of invoicing by the Proposing Party and (B) the terms of Section 3.1.4(e)(iv) (Independent Study Opt-In Notice) shall apply.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(iii)Regulatory Approval. In the event that the Declining Party does not submit the Independent Study Opt-In Notice in accordance with Section 3.1.4(e)(i) (Completion of Phase II Trial) or Section 3.1.4(e)(ii) (Completion of Phase III Trial) and either Party receives Regulatory Approval in any country utilizing any data generated from such Independent Study, the Party receiving such Regulatory Approval shall promptly notify the other Party in writing of receipt of such Regulatory Approval (such receipt of Regulatory Approval, the “Regulatory Approval Update”) and the Proposing Party shall promptly notify the Declining Party of the Independent Study Costs incurred by the Proposing Party since the Phase III Update (the “Regulatory Approval Costs Update”). Promptly after receipt of a Regulatory Approval Update, the Declining Party shall, subject to Section 3.1.4(e)(v) (Denali Opt-Out), promptly submit an Independent Study Opt-In Notice to the JDC and the Proposing Party and (A) the Declining Party shall, subject to the review rights set forth in to Section 7.7.2(c) (Expense Review), pay to the Proposing Party an amount equal to that portion of the Independent Study Costs identified in the Phase II Notice, Phase III Update and Regulatory Approval Costs Update that would have been borne by the Declining Party if such Independent Study Costs had been included in the Global Development Budget [***] which amount shall be due within [***] of invoicing by the Proposing Party and (B) the terms of Section 3.1.4(e)(iv) (Independent Study Opt-In Notice) shall apply.
(iv)Independent Study Opt-In Notice. Immediately upon the Proposing Party’s receipt of the Independent Study Opt-In Notice: (A) the relevant Independent Study (if any) for such Licensed Product shall be deemed to be included in the Global Development Plan/Budget; (B) the then-current plan and budget for such Independent Study shall be deemed to be included within and part of the Global Development Plan/Budget and shall control with respect to such Independent Study unless and until an amendment to the Global Development Plan/Budget providing for a different or modified plan and budget is approved by the JSC in accordance with Section 3.1.2 (Amendments and Updates) and Section 2.4.5 (Joint Committee Decision-Making); (C) all FTE Costs and Out-of-Pocket Costs incurred thereafter in connection with such Independent Study shall be treated as Eligible Development Expenses and borne or shared by the Parties in accordance with Section 7.7 (Cost-Profit Sharing) unless and until a Denali Opt-Out occurs with respect to the Licensed Product that is the subject of the applicable Independent Study and the Co-Funding End Date occurs; and (D) to the extent the Co-Commercialization Plan/Budget or Global Commercialization Plan for such Licensed Product then-exists and the Phase III Update or Regulatory Approval Update has occurred, the JCC will update such Co-Commercialization Plan/Budget and Global Commercialization Plan in accordance with Section 5.2.4 (Amendments and Updates) to address Commercialization of such Licensed Product for the applicable Indication in any country for which Regulatory Approval is obtained.
(v)Denali Opt-Out. Notwithstanding the foregoing, if Denali provides a Denali Development Opt-Out Notice for a Denali Development Opt-Out with respect to a Licensed Compound or Licensed Product, then thereafter, Denali shall not be permitted to undertake any Independent Study pursuant to this Section 3.1.4 (Independent Study) with respect to such Licensed Compound or Licensed Product, nor be required to pay any amounts that may become due pursuant Section 3.1.4(e)(iii) (Regulatory Approval) with respect to such Licensed Compound or Licensed Product after the Co-Funding End Date, and Biogen shall have the right to conduct any Independent Study for such Licensed Compound or Licensed Product by amending the applicable Global Development Plan/Budget and this Section 3.1.4 (Independent Study) will not apply to such activities by Biogen after the Co-Funding End Date with respect to such Licensed Product.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

3.2Transfer for Development Purposes.
3.2.1Transfer Procedure. Denali shall (a) transfer to Biogen: (i) all Regulatory Documentation related to the Licensed Compounds and Licensed Products Controlled by Denali; and (ii) ongoing Development activities to the extent necessary for Biogen’s commencement of the Biogen Development Activities and (b) disclose and make available to Biogen all Information that is: (i) Controlled by Denali or its Affiliates as of the Effective Date; and (ii) [***] for the continued Development (but not discovery), Manufacture or use of Licensed Compounds or Licensed Products or the Commercialization of Licensed Products [***] and such transfer or disclosure shall occur reasonably in advance of Biogen’s need for such items in the performance of the applicable Biogen Development Activity. For the avoidance of doubt, if any such items described in clause (a) or (b) that are physical materials are necessary for Denali to perform any Denali Development Activities, then, unless such items can be duplicated, Denali shall not be obligated to transfer such items until completion of such Denali Development Activities and the Parties shall cooperate in good faith to provide Biogen with access to such items. The Parties shall cooperate and reasonably agree upon formats and procedures to facilitate the orderly and efficient exchanges of Regulatory Documentation and Information contemplated under this Section 3.2.1 (Transfer Procedure). The JDC (or the Parties prior to formation of the JDC) shall establish a process pursuant to which (A) Denali shall disclose and make available to Biogen on an ongoing basis any Regulatory Documentation or Denali Know-How (including any Joint Program Know-How), in each case, to the extent Controlled by Denali or any of its Affiliates and that are [***] for Biogen to Develop, Manufacture or use Licensed Compounds or Licensed Products or Commercialize Licensed Products in the Territory in accordance with the terms of this Definitive LRRK2 Agreement and (B) Biogen shall disclose and make available to Denali on an ongoing basis any Information Controlled by Biogen that is [***] for (I) Denali’s performance of the Denali Development Activities in accordance with the Global Development Plan/Budget, (II) Denali’s performance of the activities allocated to it under the Co-Commercialization Plan/Budget in accordance with such plan, or (III) Denali to have informed discussions at the Joint Committees regarding activities performed or to be performed under the Global Development Plan/Budget or the Co-Commercialization Plan/Budget, and making informed decisions at the Joint Committees with respect thereto (such Information Controlled by Biogen, “Relevant Biogen Know-How”), in each case ((A) and (B)) to the extent such items have not previously been provided to the other Party; and the Parties shall share such Regulatory Documentation, Denali Know-How, and Relevant Biogen Know-How in accordance with such process and otherwise in accordance with the terms and conditions of this Definitive LRRK2 Agreement.
3.2.2Cooperation. Each Party shall, to the extent requested by the other Party, provide such other Party with all reasonable assistance required in order to transfer to the other Party the Regulatory Documentation, Denali Know-How, Relevant Biogen Know-How and Joint Program Know-How required to be provided pursuant to Section 3.2.1 (Transfer Procedure), in each case, in a timely manner; provided that such Party’s requirement to provide the other Party any tangible items, including any documentation, shall be limited to those items then-existing and Controlled by such Party or any of its Affiliates at the time of such request by the other Party. Without limiting the foregoing, if visits of a Party’s representatives to the other Party’s facilities are reasonably requested by the other Party for purposes of transferring such Regulatory Documentation, Denali Know-How, Relevant Biogen Know-How or Joint Program Know-How Controlled by a Party to the other Party or for purposes of the other Party acquiring expertise on the practical application of such Information, then such Party shall [***].
3.2.3Transfer Costs. Subject to Section 4.2 (Manufacturing Transfer), each Party shall be [***].
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

3.3Regulatory Matters.
3.3.1Regulatory Lead. On a jurisdiction-by-jurisdiction basis for a Licensed Product: (a) Denali shall be the Regulatory Lead with respect to regulatory matters and interactions related to the Denali Development Activities with respect to such Licensed Product; and (b) Biogen shall be the Regulatory Lead with respect to regulatory matters and interactions related to the Biogen Development Activities [***] and all Commercialization activities for such Licensed Product, including filing, in its own name or the name of its designee, all MAAs for the Licensed Products throughout the Territory (subject to Section 3.1.4(d) (Performance of Independent Study)). [***]

3.3.2Regulatory Activities.
(a)Regulatory Responsibility. Subject to Section 3.3.2(c) (Co-Commercialization Territory Involvement) below, the applicable Regulatory Lead shall have the lead role for the day-to-day implementation and operational management of the preparation, obtaining and maintenance of all Regulatory Documentation necessary to perform the applicable activities under the Global Development Plan/Budget or Co-Commercialization Plan/Budget for which it is the Regulatory Lead. The Non-Regulatory Lead shall support the Regulatory Lead, as may be reasonably necessary, in the preparation, obtaining and maintenance of such Regulatory Documentation, and in the activities in support thereof, including providing or facilitating access to necessary documents or other materials required by Applicable Law or required or requested by a Regulatory Authority to obtain such Regulatory Approvals, in each case, in accordance with the terms and conditions of this Definitive LRRK2 Agreement.
(b)Regulatory Documentation. Unless the Parties otherwise agree, Regulatory Documentation to the extent relating to a Licensed Compound or Licensed Product shall be owned by, and shall be the sole property and held in the name of the then-Regulatory Lead for the applicable activities (or its designee). In order to effect the transfer of Regulatory Documentation to [***]
(c)Co-Commercialization Territory Involvement. The Regulatory Lead in a Co-Commercialization Territory for the applicable Licensed Compounds and Licensed Products shall provide the Non-Regulatory Lead with an opportunity to review and comment on all Regulatory Documentation for the Co-Commercialization Territories (collectively, “Co-Commercialization Territory Regulatory Filings”). The Regulatory Lead shall consider in good faith the Non-Regulatory Lead’s comments and use reasonable efforts to implement such comments. The Regulatory Lead shall provide access to interim drafts of such Co-Commercialization Territory Regulatory Filings to the Non-Regulatory Lead via the access methods (such as secure databases) established by the JDC, and the Non-Regulatory Lead shall provide its comments on the drafts of such Co-Commercialization Territory Regulatory Filings or of proposed material actions within [***] (or [***] period in the case of Drug Approval Applications), or such other period of time agreed to by the Parties. In the event that a Regulatory Authority in the Territory establishes a response deadline for any such Co-Commercialization Territory Regulatory Filing (or material action with respect thereto) shorter than such [***] period (or [***] period in the case of Drug Approval Applications), the Parties shall work cooperatively to ensure that, to the extent possible, the Non-Regulatory Lead has a reasonable opportunity for review and comment within such deadlines. The Regulatory Lead shall consider in good faith any such comments of the Non-Regulatory Lead.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(d)Regulatory Authority Interactions. The Regulatory Lead shall provide the Non-Regulatory Lead with prior written notice, to the extent the Regulatory Lead has advance knowledge, of any action taken by a Regulatory Authority pertaining to a Licensed Compound or Licensed Product or of any scheduled substantive meeting or discussion (including any advisory committee meeting) with a Regulatory Authority in the Major Markets relating to a Licensed Compound or Licensed Product, which notice shall be provided within [***] after the Regulatory Lead first receives notice of the scheduling of such substantive meeting or discussion (or within such shorter period as may be necessary in order to give the Non-Regulatory Lead a reasonable opportunity to attend such meeting or discussion). In addition to any other involvement of the Non-Regulatory Lead in regulatory interactions agreed to by the Parties, the Non-Regulatory Lead shall (i) have the right to have at least [***] of its employees participate in, all such substantive meetings and discussions for the [***], and (ii) with the Regulatory Lead’s consent (not to be unreasonably withheld, delayed or conditioned), have at least [***] of its employees attend, as an observer, all such substantive meetings and discussions [***]. The Regulatory Lead will, at the request of the other Party, provide the other Party with a copy of any substantive correspondence from or to the Regulatory Authority, including any substantive reports, such as meeting minutes, or findings issued by the Regulatory Authority in connection with an audit by such Regulatory Authority or otherwise.
(e)Cost-Profit Sharing. All costs incurred with respect to regulatory activities relating to (i) the Global Development Plan/Budget or Co-Commercialization Plan/Budget shall be borne or shared by the Parties in accordance with Section 7.7 (Cost-Profit Sharing) or (ii) any other Development or Commercialization activities shall be borne by [***].
3.3.3Records. Each Party shall maintain records in accordance with its standard practices, which in cases shall be consistent with standard practices in the pharmaceutical industry and in compliance with Applicable Law. Such records shall be retained by such Party for at least [***] after the Calendar Year to which such records relate, or for such longer period as may be required by Applicable Law. Upon request, such Party shall provide copies of the records it has maintained pursuant to this Section 3.3.3 (Records) to the other Party.
3.4Clinical Trial Register and Data Transparency. The JDC will cooperate to establish timelines and procedures for reviewing any public disclosure of Clinical Data, which procedures will include review and approval by the JDC before any public disclosure. The applicable Development Lead will, in accordance with Applicable Law and its internal data transparency policies, publish the results or summaries of Clinical Studies relating to a Licensed Compound or Licensed Product on a Clinical Study register maintained by it and the protocols of Clinical Studies relating to such Licensed Compound or Licensed Product on www.ClinicalTrials.gov (or an equivalent register, or as otherwise required by Applicable Law or such Party’s policies).
3.5Patient Samples. All patient samples collected and retained in connection with Clinical Studies involving a Licensed Compound or Licensed Product that are performed under the Global Development Plan/Budget (together with compilations of Information comprising annotations regarding patient histories or correlating patient outcomes, with respect to such samples, “Patient Samples”) shall be a shared resource of the Parties, to be used first for the conduct of activities under the Global Development Plan/Budget, and otherwise in accordance with this Section 3.5 (Patient Samples). Unless otherwise agreed by the Parties or otherwise set forth in this Section 3.5 (Patient Samples), any remaining Patient Samples in excess of those required to conduct the activities under the Global Development Plan/Budget shall be [***] between Biogen and Denali, and each Party may store its portion of such remaining Patient Samples, at its own cost, in such Party’s (or its Affiliate’s) facilities or with a Subcontractor and, to the extent permitted under Applicable Law and the applicable informed consents pursuant to which such Patient Samples were collected, each Party may use the Patient Samples that it stores for activities outside the scope of this Definitive LRRK2 Agreement. Each Party’s use of Patient Samples shall be in accordance with Applicable Law, including any informed consent and institutional review board regulations and all applicable requirements relating to the protection of human subjects.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

3.6Regulatory Audits by a Party. The Regulatory Lead may review the other Party’s, including of its and, to the extent permitted, its Subcontractor’s, Regulatory Documentation (including reports from an audit conducted by a Regulatory Authority and any material correspondence relating thereto) or other records, Manufacturing and premises from time to time upon reasonable advance notice and during regular business hours as reasonably deemed necessary or appropriate by the inspecting Party to ensure compliance with GCP, GLP, GMP, other good practice guidelines and regulations, Regulatory Approvals or other requirements of Regulatory Authorities applicable to the Licensed Compounds or Licensed Products. Each Party shall promptly notify the other Party of any audit conducted by a Regulatory Authority of such Party, or Affiliates of such Party, or Subcontractors of such Party or its Affiliates to the extent known by such Party, and, in each case, to the extent relating to a Licensed Compound or Licensed Product.
ARTICLE 4
MANUFACTURING
4.1Manufacturing Responsibility. Denali shall be responsible for Manufacturing or having Manufactured Licensed Product for the first clinical study contemplated under the Global Development Plan/Budget to be initiated after the Effective Date and thereafter until transfer of Manufacturing responsibility to Biogen pursuant to Section 4.2 (Manufacturing Transfer). Following such transfer, Biogen shall be solely responsible for Manufacturing Licensed Compounds and Licensed Products, except that Denali shall retain the right to have Manufactured by an Approved CMO quantities of Licensed Compounds and Licensed Products for use in an Independent Study conducted by Denali, provided that, [***] In addition, following such transfer of Manufacturing responsibility to Biogen, upon agreement of the Parties, Denali shall have a right to provide up to [***] FTEs to support the Manufacture of Licensed Compounds and Licensed Products and responsibility for costs incurred by Denali with respect thereto shall be subject to the terms of Section 4.3 (Manufacturing Costs). Unless otherwise agreed by the Parties, Denali will not enter into any agreement for Commercial supply of Licensed Compounds or Licensed Products.
4.2Manufacturing Transfer. [***], with the intent of minimizing interruptions to the Development of Licensed Products, but no later than [***] Denali will, no later than [***] after such request (or such other period as the Parties may agree), commence transfer of Manufacturing responsibilities of Licensed Compounds and Licensed Products to Biogen or its designee pursuant to a plan to be agreed by the Parties through the CMC Working Group (such plan, “Manufacturing Transition Plan,” and such transfer, “Manufacturing Transfer”). Notwithstanding any provision to the contrary in this Definitive LRRK2 Agreement, the Manufacturing Transfer shall be subject to the terms and conditions of the agreements between Denali and its Approved CMOs (each agreement, a “CMO Supply Agreement”). A list of CMO Supply Agreements existing as of the Effective Date is set forth on Schedule 4.2 (Existing CMO Supply Agreements). Each Party will bear its respective FTE Costs incurred in connection with such Manufacturing Transfer and Out-of-Pocket Costs shall be shared by the Parties be an Eligible Development Expense. The Parties will cooperate to effect such transition of Manufacturing responsibilities in accordance with such Manufacturing Transition Plan.
4.3Manufacturing Costs. All Manufacturing Costs for Licensed Compounds and Licensed Products incurred (a) for Cost-Profit Sharing Products in furtherance of the Global Development Plan/Budget, or Cost-Profit Sharing Products for a corresponding Cost-Profit Sharing Country in furtherance of the Co-Commercialization Plan/Budget, shall be borne or shared by the Parties in accordance with Section 7.7 (Cost-Profit Sharing) and (b) in furtherance of (i) any Independent Study or (ii) other Commercialization activities, shall be borne by [***]. Manufacturing Costs charged by either Party and shared by the Parties for all such Licensed Compounds and Licensed Products will be consistent with arms-length, commercial terms with a Third Party contract manufacturing organization.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

4.4Supply Agreements. If during the Term in a given country or region, a Party (“Non-Manufacturing Party”) requires Licensed Compound or Licensed Product for the conduct of activities under the Global Development Plan/Budget or an Independent Study Proposal and at such time the other Party (“Manufacturing Party”) is responsible for Manufacturing such Licensed Compound or Licensed Product, then, upon either Party’s request, the Parties shall enter into separate supply and associated quality agreements (each, a “Supply and Quality Agreement”) covering the terms of supply to such Party for such activities. The Supply and Quality Agreement will contain terms and conditions that are reasonable and customary for agreements of such nature. In addition, the Supply and Quality Agreement will provide that if Manufacturing Costs are incurred to provide Licensed Product to the Non-Manufacturing Party for Independent Studies conducted by the Non-Manufacturing Party, then the Non-Manufacturing Party shall reimburse the Manufacturing Party for such Manufacturing Costs. If the Parties are unable to reach agreement on such provisions of the Supply and Quality Agreement within [***] of a request by either Party to enter into the Supply and Quality Agreement (which [***] period may be extended upon the mutual agreement of the Parties), upon request by either Party, the same shall be determined pursuant to [***]. The terms of any such Supply and Quality Agreement, including the Manufacturing Party’s and the Non-Manufacturing Party’s respective rights and obligations under such Supply and Quality Agreement, shall be consistent with, and limited by, rights and obligations of the Manufacturing Party under any applicable CMO Supply Agreements.
4.5CMC Working Group. The JDC shall establish a chemistry, manufacturing and controls Working Group (“CMC Working Group”) to coordinate the Manufacturing Transfer activities by the Parties as set forth in Section 4.2 (Manufacturing Transfer) and to assist the JDC in its responsibility with respect to the review and resolution of Manufacturing matters. The CMC Working Group shall meet at least once per Calendar Quarter, or as otherwise agreed to by the CMC Working Group. Each Party may refer disagreements between the representatives of Biogen and Denali on the CMC Working Group with respect to substantial matters ([***]) to the JDC or JCC, as applicable, for resolution in accordance with Section 2.4.5 (Joint Committee Decision-Making), provided that, in any event, the Manufacturing Party shall lead day-to-day implementation and operational management of its performance of the Manufacturing activities under this Definitive LRRK2 Agreement. [***]
ARTICLE 5
COMMERCIALIZATION
5.1Commercialization Activities.
5.1.1Efforts. Biogen will use Commercially Reasonable Efforts to (a) [***], (b) [***], and (c) [***].
5.1.2Compliance. Each Party shall perform any and all of its Medical Affairs and Commercialization activities under this Definitive LRRK2 Agreement, in compliance with all Applicable Law.
5.1.3Allocation of Activities and Costs. The Parties will jointly be responsible for the Commercialization of the Licensed Products in the Co-Commercialization Territory, provided that Denali’s obligation to perform Commercialization activities shall be limited to those activities allocated to Denali under the Co-Commercialization Plan/Budget and subject to Section 7.8 (Opt-Out and Consequences). Neither Party shall Commercialize a Licensed Compound or Licensed Product in the Co-Commercialization Territory other than pursuant to and in accordance with the then-current Co-Commercialization Plan/Budget. Biogen will [***] perform [***]the Commercialization of Licensed Products in all other countries outside of the Co-Commercialization Territory. Biogen shall be responsible for all costs for such Commercialization activities, except for costs to be shared by the Parties pursuant to Section 7.7 (Cost-Profit Sharing).
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

5.1.4Co-Commercialization of Cost-Profit Sharing Products.
(a)Co-Commercialization. Denali shall provide up to [***] of the Detailing efforts for each Cost-Profit Sharing Product in each Cost-Profit Sharing Country, to be distributed throughout each such Cost-Profit Sharing Country, including equally throughout rural and key metropolitan areas, and such other Commercialization activities as the Parties agree, including patient advocacy engagement (such Detailing and other activities, the “CoCommercialization Activities”), subject to Section 5.1.4(c) (Termination of Co-Commercialization). For purposes of the preceding sentence, any efforts with respect to electronic contacts by means of information technology (e.g., videoconferencing) by or on behalf of either Party shall not be considered in determining the percentage of Detailing efforts.
(b)Co-Commercialization Agreement. Without limiting Biogen’s obligations under Section 5.2.2 (Co-Commercialization Plan/Budget), the Parties, through the JCC and JSC, shall negotiate in good faith and agree to a Co-Commercialization Plan/Budget to be in place at least [***] before the anticipated date of First Commercial Sale for a Cost-Profit Sharing Product in a Cost-Profit Sharing Country, and, to the extent required by Applicable Law in a Cost-Profit Sharing Country, or if reasonably requested by a Party with respect to one or more Cost-Profit Sharing Countries, the Parties will negotiate in good faith to enter into a co-commercialization agreement based on the Co-Commercialization Plan/Budget as applicable to such country or countries pursuant to which the Parties will conduct the Co-Commercialization Activities for such Licensed Product in such Cost-Profit Sharing Country (“Co-Commercialization Agreement”). Until the Parties enter into the Co-Commercialization Agreement, the terms of this Definitive LRRK2 Agreement shall govern the Parties’ Co-Commercialization Activities.
(c)Termination of Co-Commercialization. Following a Denali Opt-Out with respect to a Cost-Profit Sharing Product in a Cost-Profit Sharing Country, Denali’s right and obligation to perform Co-Commercialization Activities for such Cost-Profit Sharing Product in such Cost-Profit Sharing Country shall terminate upon the Co-Commercialization Activities End Date for such Denali Opt-Out, and Denali’s obligation to share in Allowable Expenses and Net Revenues for such Cost-Profit Sharing Country shall terminate upon the Co-Funding End Date for such Cost-Profit Sharing Product. Following Biogen’s receipt of a Denali Opt-Out Notice (or Denali’s receipt of a [***], as applicable), with respect to a Cost-Profit Sharing Country, the Parties, through the JCC, will make arrangements to transition Denali’s Co-Commercialization Activities for the applicable Cost-Profit Sharing Products in the applicable Opt-Out Countries to Biogen over a [***] period after the date of the relevant Denali Opt-Out Notice (or [***], as applicable), or such other reasonable time period as may be determined by the Parties, unless [***], in which case, such [***] period (or such other reasonable time period agreed by the Parties) shall begin at the end of such Launch Window (the expiration of the time period for transition as determined in accordance with the foregoing by the Parties, the “Co-Commercialization Activities End Date”). If Biogen requests that Denali perform any Commercialization activities with respect to an Opt-Out Product following the Co-Funding End Date, then Biogen will reimburse Denali for the costs incurred by Denali for the conduct of such Commercialization activities with respect to an Opt-Out Product following the Co-Funding End Date to the extent in accordance with a budget for the performance of such activities agreed by the Parties; provided that, if the Parties fail to agree to a budget for the performance of any Commercialization activities with respect to an Opt-Out Product following the Co-Funding End Date, then Denali shall have no obligation to perform any such Commercialization activities following the Co-Funding End Date.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

5.1.5Commercialization outside of the Co-Commercialization Territory and for Opt-Out Products. Biogen will share plans for, and information regarding activities with respect to, the Commercialization of Licensed Products outside the Co-Commercialization Territory and such Commercialization activities will be discussed by the Parties through the JCC and JSC, provided that, if Denali exercises a Denali Opt-Out with respect to all Cost-Profit Sharing Products in all countries within the Co-Commercialization Territory, then Biogen’s obligations to share information regarding the Commercialization of the Licensed Products outside of the Co-Commercialization pursuant to this Section 5.1.5 (Commercialization outside of the Co-Commercialization Territory and for Opt-Out Products) will terminate, and without limiting Biogen’s obligations under Sections 7.6.7 (Manner of Royalty Payment) and 7.7.2 (Eligible Development Expenses and Allowable Expenses) through 7.7.4 (Balancing Payment), Biogen shall provide information regarding its Commercialization of Licensed Products outside of the Co-Commercialization Territory in accordance with Section 7.8.3(c). [***]
5.1.6[***]. At its election, Biogen will have the right, at its sole cost and expense, to conduct [***], and, [***], each Party will have the right, at its sole cost and expense, to conduct [***].
5.1.7Commercialization Reports. Each Party shall report on the Commercialization activities such Party has performed (or caused to be performed) with respect to Licensed Compounds and Licensed Products in accordance with the procedures established by the JCC and in any case no less frequently than once every [***]. Each Party shall provide the JCC such other Information pertaining to its Commercialization activities for Licensed Compounds and Licensed Products as reasonably requested by the other Party.
5.2Commercialization Plans.
5.2.1Global Commercialization Plan. Reasonably in advance of the first Regulatory Approval for the first Cost-Profit Sharing Product, Biogen shall prepare for the JCC’s review a Global Commercialization Plan for Cost-Profit Sharing Products. Such plan shall consist of: [***].
5.2.2Co-Commercialization Plan/Budget. [***] prior to First Commercial Sale of a Cost-Profit Sharing Product in the Co-Commercialization Territory, Biogen shall prepare, in consultation with Denali and for discussion, review and approval by the JCC and JSC, a detailed Co-Commercialization Plan/Budget that includes a written plan and budget for all Commercialization activities in the Co-Commercialization Territory for Cost-Profit Sharing Products, which will be consistent with Biogen’s global commercialization strategy with respect to the Cost-Profit Sharing Products. Such Co-Commercialization Plan/Budget shall include:
(a)[***];
(b)[***];
(c)an allocation and coordination between the Parties of the Commercialization activities to be conducted, including with respect to allocation and coordination of sales representatives, account managers, medical value liaisons (in the United States), and MSLs consistent with Section 5.1.4(a) (Co-Commercialization), Detail frequency and determination of customer targets;
(d)[***];
(e)[***];
(f)a non-binding sales and marketing expenditures forecast in each such country;
(g)non-binding projection of Net Sales of such Cost-Profit Sharing Products in the corresponding Cost-Profit Sharing Country(ies);
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(h)[***];
(i)[***];
(j)[***];
(k)[***]; and
(l)a Co-Commercialization Budget with respect to the Commercialization activities for Cost-Profit Sharing Products in the corresponding Cost-Profit Sharing Country(ies).
5.2.3In addition, the Co-Commercialization Plan/Budget will provide that:
(a)Biogen will be [***]; and
(b) unless otherwise agreed by the Parties, [***].
5.2.4Amendments and Updates. The JCC shall review the Commercialization Plans (including, if applicable, the associated Co-Commercialization Budget) on a regular basis, and in no event less frequently than once every [***] (as provided below), or more frequently as needed to take into account completion, commencement or cessation of Commercialization or Medical Affairs activities contemplated in the then-current applicable Commercialization Plan for, as well as any newly available Information related to such Commercialization or Medical Affairs activities. Either Party, through its representatives on the JCC, may propose amendments to, or comments on, the Co-Commercialization Plan/Budget from time to time. Biogen may update the Global Commercialization Plan from time to time, provided that Biogen shall provide an updated Global Commercialization Plan at least once every [***] and promptly provide any material update to the Global Commercialization Plan, in each case to the JCC and JSC for review. Amendments to the Co-Commercialization Plan/Budget shall be subject to approval in accordance with Section 2.4.5 (Joint Committee Decision-Making). In any event, the JCC shall provide to the JSC an updated Commercialization Plan, including the associated Co-Commercialization Budget (if applicable), no later than November 1 of each Calendar Year. If a revised Co-Commercialization Plan/Budget is not approved by the JSC by December 1 of a Calendar Year, then, until such time as such a revised Co-Commercialization Plan/Budget is approved in accordance with Section 2.4.5 (Joint Committee Decision-Making): (a) the then-current Co-Commercialization Plan/Budget shall continue to govern the Parties’ commercialization activities under this Definitive LRRK2 Agreement with respect to Cost-Profit Sharing Product in the corresponding Cost-Profit Sharing Countries; and (b) each Party shall be permitted to conduct the activities allocated to such Party in such then-current Co-Commercialization Plan/Budget and to incur costs consistent with such associated Co-Commercialization Budget, which costs shall be shared by the Parties as Allowable Expenses in accordance with Section 7.7 (Cost-Profit Sharing).
5.3Cost-Profit Sharing Product Activities. With respect to activities conducted for the Cost-Profit Sharing Products for a corresponding Cost-Profit Sharing Country pursuant to the Co-Commercialization Plan/Budget:
5.3.1Sales Representatives.
(a)Statements by Sales Representatives. Denali (to the extent performing Co-Commercialization Activities) and Biogen shall each: (i) ensure that its sales representatives do not make any representation, statement, warranty or guaranty with respect to a Licensed Product that is not consistent with the applicable Product Labeling for such Licensed Product, including mutually approved limited warranty and disclaimers, if any; (ii) ensure that its sales representatives do not make any statements, claims or undertakings to any person with whom they discuss or promote Licensed Products that are not consistent with, nor provide or use any labeling, literature or other materials other than, those Promotional Materials provided by [***]; and (iii) [***]
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(b)Training Materials Review. [***].
(c)Compliance with Laws. Denali and Biogen shall each cause its sales representatives performing activities under the Co-Commercialization Plan/Budget to comply with Applicable Law and industry guidelines related to the performance of its obligations hereunder.
(d)Activity Recordkeeping. Denali (to the extent performing Co-Commercialization Activities) and Biogen shall maintain records of its sales representatives’ activities relating to Licensed Products and allow representatives of the other Party to inspect such records upon request during normal business hours and upon reasonable prior notice.
(e)KPI Dashboards. [***] Denali and Biogen shall cause its sales representatives to record and report their Detailing activities using an auditable customer relationship management tool.
5.3.2Calculation of Sales Force Costs. For the purposes of calculating the FTE Costs of each Party’s sales representatives performing activities under the Co-Commercialization Plan/Budget, the FTE Rate shall be deemed to be [***] of the applicable FTE Rate for such sales representative on a full-time basis; provided that for each sales representative who also engages in promotion activities for a product other than a Cost-Profit Sharing Product during the relevant Calendar Quarter, the cost of such sales representative (for purposes of calculating Allowable Expenses), shall be reduced proportionately based on (a) the Detail position of such Cost-Profit Sharing Product and such other product(s) during such sales activities and a reasonable apportionment of the value of such Detail position(s) for each such products, and (b) the time spent by such sales representative in performing Commercialization activities with respect to the Cost-Profit Sharing Product versus other products. For the purposes of calculating the FTE Costs of each Party’s sales representatives performing activities in the Cost-Profit Sharing Countries under the applicable Co-Commercialization Plan/Budget, [***].
5.3.3Medical Affairs. The Parties’ responsibilities to conduct Medical Affairs activities with respect to Licensed Products inside and outside of the Co-Commercialization Territory (and to bear the costs and expenses associated therewith) will apply mutatis mutandis to each Party’s respective responsibilities to Commercialize Licensed Products set forth in Section 5.1.3 (Allocation of Activities and Costs), provided, however that, unless otherwise agreed to by the JCC:
(a)Biogen will [***];
(b)Denali’s Medical Affairs activities [***]; and
(c)the JCC will oversee all Medical Affairs activities with respect to Licensed Products inside and outside of the Co-Commercialization Territory.
5.4Advertising and Promotional Materials. [***] shall develop relevant sales, promotion, market access and advertising materials relating to the Licensed Products (collectively, “Promotional Materials”) in each case consistent with Applicable Law, the applicable Commercialization Plans and any determinations made by the JCC with respect to such matters including pursuant to Section 2.3.2 (Responsibilities). [***] shall be responsible for the medical, regulatory and legal review of Promotional Materials and for the interpretation and adherence to the Applicable Law governing the preparation of such Promotional Materials, including any advance review of the Promotional Materials required by the applicable Regulatory Authority. Each Party will be responsible for its respective use of such Promotional Materials. Notwithstanding the foregoing, [***].
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

5.5Medical Inquiries. [***] as part of the Co-Commercialization Plan/Budget, [***] medical questions or inquiries from members of the medical profession in any country regarding the Licensed Products. For Cost-Profit Sharing Products in each Cost-Profit Sharing Countries, [***] shall, and shall cause its sales representatives, MSLs, or other personnel (as applicable depending on the nature of the question or inquiry) to, [***] all such questions and inquiries within [***] of receipt, unless earlier notification is required pursuant to the Pharmacovigilance Agreement or Applicable Law. [***] shall respond appropriately to all such inquires in a timely manner.
5.6Product Packaging; Branding. [***] with respect to the packaging and Product Labeling for each Licensed Product, which in all cases shall be consistent with the Commercialization Plans and in accordance with Applicable Law. [***] with respect to determining medical communications, positioning, messaging and branding for each Licensed Product in each jurisdiction or region; provided that medical communications, positioning, messaging and branding for each Licensed Product shall be consistent with the applicable Commercialization Plans and Applicable Law. Notwithstanding the foregoing, [***] on Product Labeling, as well as the strategy for positioning, messaging and branding for each Licensed Product, all in accordance with reasonable processes to be established by the JCC, and [***] regarding such matters, and any use of [***] shall be in accordance with reasonable guidelines and instructions provided by [***].
5.7Sales and Distribution. [***] shall lead and [***] with respect to (a) booking all sales of Licensed Products and (b) warehousing and distributing the Licensed Products. If [***] receives any orders for a Licensed Product, then it shall refer such orders to [***].
5.8Shipping and Returns. [***] shall lead and [***] with respect to handling all returns of the Licensed Products. If a Licensed Product sold is returned to [***], then [***]. [***] shall also lead and [***] with respect to handling all aspects of such Licensed Product order processing, invoicing and collection, distribution, inventory, and receivables for each jurisdiction or region.
5.9Recalls, Market Withdrawals or Corrective Actions. In the event that any Regulatory Authority issues or requests a recall or takes a similar action in connection with a Licensed Product, or in the event either Party determines that an event, incident or circumstance has occurred that may result in the need for a recall or market withdrawal, in each case, in any jurisdiction or region, the Party notified of such recall or similar action, or the Party that desires such recall or similar action, shall within [***], advise the other Party thereof orally or in writing. [***] shall decide whether to conduct a recall in such jurisdiction or region and the manner in which any such recall shall be conducted, provided that [***], except in the case of a government mandated recall or [***], in which case [***] may act without such advance notice or consultation but, shall notify [***] as soon as possible. [***] shall make available to [***], upon [***] reasonable request, all of [***] pertinent records that [***] requires to perform any such recall.
5.10Product Trademarks. [***]
5.11Markings. The Promotional Materials, packaging, and Product Labeling for the Licensed Products shall contain the Corporate Name of both Biogen and Denali.
ARTICLE 6
LICENSE GRANTS; EXCLUSIVITY
6.1License Grants to Biogen. Subject to the terms and conditions of this Definitive LRRK2 Agreement, Denali hereby grants to Biogen:
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

6.1.1a worldwide, co-exclusive (with Denali) royalty-bearing license, with the right to grant sublicenses through multiple tiers solely in accordance with Section 6.3.1 (By Biogen), under the Denali IP, to Develop, make, have made, use, Manufacture and import Licensed Compounds and Licensed Products and perform Medical Affairs with respect to, offer for sale, sell and Commercialize Licensed Products in the Field in the Territory; and
6.1.2a non-exclusive royalty-bearing license, with the right to grant sublicenses solely in accordance with Section 6.3.1 (By Biogen), to use Denali’s Corporate Names solely to Exploit Licensed Compounds and Licensed Products, in the Field in the Territory pursuant to the license granted under Section 6.1.1.
6.2License Grants to Denali. Subject to the terms and conditions of this Definitive LRRK2 Agreement, Biogen hereby grants to Denali:
6.2.1A non-exclusive license, with the right to grant sublicenses solely in accordance with Section 6.3.2 (By Denali), under the Biogen IP, to Develop, make, have made, use, Manufacture, and import Licensed Compounds and Licensed Products in accordance with the Global Development Plan/Budget or to perform Independent Studies in accordance with the terms of Section 3.1.4 (Independent Study), and to perform Medical Affairs with respect to Licensed Products in accordance with the Co-Commercialization Plan/Budget and to perform co-Commercialize Licensed Products in the Field in the Co-Commercialization Territory, all as described in this Definitive LRRK2 Agreement; and
6.2.2a non-exclusive license, with the right to grant sublicenses solely in accordance with Section 6.3.2 (By Denali), to use Biogen’s Product Trademarks and Biogen’s Corporate Names to Exploit Licensed Compounds and Licensed Products, in the Field in the Territory pursuant to the license granted under Section 6.2.1.
6.3Sublicenses.
6.3.1By Biogen. Biogen shall have the right to grant or authorize sublicenses under the licenses granted by Denali to Biogen in Section 6.1 (License Grants to Biogen) (a) to Biogen’s Affiliates, (b) to one or more Subcontractors in accordance with Section 6.4 (Subcontracting), (c) [***] or (d) [***]. Any such sublicense (or license) granted by Biogen pursuant to this Section 6.3.1 (By Biogen) shall be [***].
6.3.2By Denali. Denali shall have the right to grant or authorize any sublicense under the licenses granted by Biogen to Denali under Section 6.2 (License Grants to Denali), and licenses under any Denali IP with respect to the Licensed Products and Licensed Compounds, (a) to Denali’s Affiliates, (b) to one or more Subcontractors in accordance with Section 6.4 (Subcontracting), (c) [***]. Any such sublicense granted by Denali pursuant to this Section 6.3.2 (By Denali) shall be [***].
6.3.3Responsibility for Sublicensees and Affiliates. Each Party (and such Party’s Affiliates) shall remain liable under this Definitive LRRK2 Agreement for the performance of all its obligations or exercise of its rights under this Definitive LRRK2 Agreement by any licensee, Sublicensee, or Affiliate of such Party (and such Party’s Affiliates) [***]
6.4Subcontracting. Subject to Section 6.3.2(c) (By Denali), each Party and its Affiliates may subcontract the performance of any of its Development, Manufacturing, Medical Affairs or Commercialization activities in the Territory with respect to Licensed Compounds and Licensed Products undertaken in accordance with this Definitive LRRK2 Agreement to one or more Subcontractors solely pursuant to a Subcontract Agreement that shall be [***] including that: (a) each Party shall keep the other Party reasonably informed with respect to any material activities such Party intends to subcontract and [***]; and (b) each Subcontract Agreement shall (i) [***] and (ii) [***] Notwithstanding the foregoing, the subcontracting Party [***].
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

6.5Third Party Technology.
6.5.1Existing Denali Agreements. It is understood that the Existing Denali Agreements may require that particular provisions be incorporated into an agreement pursuant to which Denali grants a Third Party a sublicense or other rights thereunder, which Existing Denali Agreements and the requirements of any such provisions in the Existing Denali Agreements are set out on Schedule 1.64 (Existing Denali Agreements and Provisions) attached hereto and shall be deemed incorporated by reference into this Definitive LRRK2 Agreement. Biogen agrees to be bound by and comply with the provisions of each Existing Denali Agreement set out on Schedule 1.64 (Existing Denali Agreements and Provisions) to the extent applicable to Biogen in its capacity as a sublicensee or recipient of rights under each such Existing Denali Agreement for so long as the applicable Existing Denali Agreement is in full force and effect and thereafter with respect to any surviving obligations. To the extent required by any such Existing Denali Agreement identified on Schedule 1.64 (Existing Denali Agreements and Provisions) as of the Execution Date, [***].
6.5.2New Technology.
(a)Acquisition. If, after the Effective Date, a Party wishes to acquire [***], then such Party shall (i) promptly notify the other Party in writing and keep such other Party reasonably informed of any negotiations with respect to such [***] and consider in good faith any comments of such other Party with respect thereto and (ii) in any event comply with the procedures set out in Section 6.5.2(b) (Inclusion Process).
(b)Inclusion Process. If, after the Effective Date, a Party wishes to include [***] “New Technology”) [***], then such Party shall so notify the other Party and provide the other Party with a summary of the terms of any license or agreement under which such Party acquired such subject matter prior to the Effective Date or, if after the Effective Date, would acquire or has acquired such subject matter in accordance with Section 6.5.2(a) (Acquisition) (such applicable terms, “New Technology Terms”). In the event the Parties agree in writing to include [***], then [***] shall be included in Denali IP or Biogen IP, as the case may be, and subject to the terms and conditions of this Definitive LRRK2 Agreement and the Parties shall be [***].[***]
(c)Cost Sharing. To the extent [***] and a payment is owed to a Third Party as a result of the grant to the other Party of [***], then (x) to the extent applicable to (A) the Development of a Cost-Profit Sharing Product or (B) the Commercialization of a Cost-Profit Sharing Product for a Cost-Profit Sharing Country, the Parties shall share amounts paid by the Parties in respect of such Third Party Patent as an Eligible Development Expenses (with respect to clause (A)) or Other Operating Expense (with respect to clause (B)), as applicable and (y) if clause (x) does not apply, then, subject to Section 7.6.6 (Cumulative Royalty Floor) below, Biogen may reduce the royalties otherwise payable to Denali under this Definitive LRRK2 Agreement with respect to a particular Licensed Product in a given country by [***] of any amounts paid to such Third Party with respect to such Third Party Patent that is attributable to the Commercialization of such Licensed Product in such country outside of the Co-Commercialization Territory. For clarity, Biogen shall not have the right under this Section 6.5.2(c) (Cost Sharing) to offset any amounts paid by Biogen that are shared by the Parties as Eligible Development Expenses or Allowable Expenses, as described above.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(d)New Technology Disputes. If a Party disputes whether certain Third Party Patents (or Patents together with Information) are necessary to Develop, Manufacture, or, in the Co-Commercialization Territory, Commercialize a Licensed Product, then each Party may refer the matter to the Chief IP Counsel of Biogen and the Head of IP/Legal of Denali or their designees (the “IP Counsels”). The IP Counsels will meet promptly to discuss and resolve the matter within [***] after referral of such matter to such IP Counsels. If the IP Counsels cannot agree on a resolution to the matter within such [***] period, then either Party may refer such matter for resolution to an independent Third Party expert agreed upon by the Parties within [***] after the IP Counsels have failed to resolve such matter. Such independent Third Party expert will be an attorney who has practiced United States patent law for at least [***] (or who has such other similar credentials as agreed by the Parties), and unless otherwise agreed in writing by the Parties, must not be a current or former employee, contractor, agent, or consultant of either Party or its Affiliates. The Party bringing a dispute pursuant to this Section 6.5.2(d) (New Technology Disputes) will promptly engage such expert and the Parties will share the Out-of-Pocket Costs incurred in connection with the engagement of such expert [***]. Within [***] of the engagement of such expert by the disputing Party, such expert will deliver its written decision to the Parties (including a detailed report as to such expert’s rationale for such decision), and such decision will be binding on the Parties. [***]
6.6Retention of Rights.
6.6.1By Denali. Except as expressly provided herein, Denali grants no other right or license, including any rights or licenses to the Denali IP, the Regulatory Documentation, Denali’s Corporate Names, or any other Patent or intellectual property rights not otherwise expressly granted herein, whether by implication, estoppel or otherwise and Biogen shall not Exploit (or authorize the use of) any Denali IP (other than Joint Program Know-How and Joint Program Patents) or use Denali’s Corporate Names except as provided in Section 6.1 (License Grants to Biogen). Notwithstanding any provision to the contrary in this Definitive LRRK2 Agreement, [***].
6.6.2By Biogen. Except as expressly provided herein, Biogen grants no other right or license, including any rights or licenses to the Biogen IP, the Regulatory Documentation, Biogen’s Corporate Names, or any other Patent or intellectual property rights not otherwise expressly granted herein, whether by implication, estoppel or otherwise and Denali shall not Exploit (or authorize the use of) any Biogen IP (other than Joint Program Know-How and Joint Program Patents) or use Biogen’s Corporate Names except as provided in Section 6.2 (License Grants to Denali).
6.7Confirmatory Patent License. If requested to do so by the other Party, each Party shall promptly enter into confirmatory license agreements in the form or substantially the form reasonably requested by such other Party for purposes of recording the licenses granted under this Definitive LRRK2 Agreement with the applicable patent offices as such other Party considers appropriate. Until the execution of any such confirmatory licenses, so far as may be legally possible, Denali and Biogen shall have the same rights in respect of the Denali IP and Biogen IP, as the case may be, and be under the same obligations to each other in all respects as if the said confirmatory licenses had been executed.
6.8Exclusivity.
6.8.1Joint Commitment. Except with respect to the [***] or in the performance of activities under this Definitive LRRK2 Agreement (in the case of either Party), during the Term, neither Party will (and will not permit its Affiliates to), either alone or directly or indirectly with any Third Party, [***] (any such product [***], a “LRRK2 Alternative Product”).
6.8.2Exceptions to Joint Commitment. Notwithstanding the provisions of Section 6.8.1 (Joint Commitment), neither Party shall be prohibited from conducting activities with respect to [***].
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

6.8.3Acquisitions of LRRK2 Alternative Products. If either Party licenses, acquires or otherwise obtains Development or Commercialization rights from a Third Party for, any LRRK2 Alternative Product (such Party, the “Acquiring Party”), then such Acquiring Party shall promptly so notify the non-Acquiring Party. Within [***] from the closing date of such transaction pursuant to which the Acquiring Party obtained rights to such LRRK2 Alternative Product, as applicable, the Acquiring Party will notify the non-Acquiring Party in writing of its election to either (a) [***] or (b) [***]
6.8.4Acquisitions by a Third Party that Controls LRRK2 Alternative Products. If a Party is acquired by a Third Party (including through a merger with such Third Party) that owns or Controls one or more LRRK2 Alternative Products and one or more products that are not LRRK2 Alternative Products, in each case, pursuant to programs that are in existence as of the effective date of such transaction (such Party, the “Acquired Party”), then such Acquired Party shall promptly so notify the non-Acquired Party. [***]
6.8.5Protective Provisions.
(a)Without limiting anything set forth in Section 6.8.3 (Acquisitions of LRRK2 Alternative Products) or Section 6.8.4 (Acquisitions by a Third Party that Controls LRRK2 Alternative Products) each Acquiring Party and Acquired Party will ensure that (a) [***]. Notwithstanding the foregoing clause (b) and without limiting the obligations under clause (a), [***].
(b)Notwithstanding any provision in this Definitive LRRK2 Agreement to the contrary, nothing in this Section 6.8 (Exclusivity) shall [***] (i) [***] and (ii) [***]. Notwithstanding the foregoing, [***]: (x) [***]; (y) [***]; or (z) [***].
ARTICLE 7
PAYMENTS
7.1Upfront Payment. In partial consideration for those rights granted to Biogen under this Definitive LRRK2 Agreement, Biogen shall pay to Denali an amount of Four Hundred Million Dollars ($400,000,000) within [***] after the Effective Date. Such payment shall not be refundable nor creditable against any future payments by Biogen to Denali under this Definitive LRRK2 Agreement.
7.2PD Milestones.
7.2.1PD Development Milestone Payments. Biogen shall pay to Denali, in accordance with Section 7.5 (Reports and Payments for Milestones) and Section 7.9 (Mode of Payment), the following [***] development milestone payments (the “PD Development Milestone Payments”) upon the [***] of each of the following development milestone events for Parkinson’s Disease (each, a “PD Development Milestone Event”) by any Licensed Product:

PD Development Milestone Event	PD Development Milestone Payment (US$)
1.[***]	[***]
2.[***]	[***]
3.[***]	[***]
4.[***]	[***]
5.[***]	[***]
[***]
[***]
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

[***]
[***]
[***]
7.2.2PD Commercial Milestone Payments. Biogen shall pay to Denali, in accordance with Section 7.5 (Reports and Payments for Milestones) and Section 7.9 (Mode of Payment), the following [***] commercial milestone payments (the “PD Commercial Milestone Payments”) upon the [***] of each of the following commercial milestone events for Parkinson’s Disease (each, a “PD Commercial Milestone Event”) by any Licensed Product:

PD Commercial Milestone Event	PD Commercial Milestone Payment (US$)
6.[***]	[***]
7.[***]	[***]
8.[***]	[***]
9.[***]	[***]
10.[***]	[***]
11.[***]	[***]
12.[***]	[***]
13.[***]	[***]
14.[***]	[***]
15.[***]	[***]
16.[***]	[***]
17.[***]	[***]
[***]
7.2.3PD Milestone Details. For purposes of Section 7.2.1 (PD Development Milestone Payments) and Section 7.2.2 (PD Commercial Milestone Payments):
(a)The Licensed Product with respect to which any of the PD Development Milestones Events [***] is achieved or any of the PD Development Milestone Events [***] is achieved, in each case, may, but need not, be the same Licensed Product.
(b)The PD Development Milestone Payment payable upon the achievement of PD Development Milestone Event [***]
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(c)If at the time of [***] (or [***]) of PD Development Milestone Event [***], PD Development Milestone Payment [***] has not been paid, then upon such achievement of PD Development Milestone Event [***], as applicable, PD Development Milestone Event [***], as applicable, shall be deemed to have been achieved and PD Development Milestone Payment [***], as applicable, shall become due and payable to Denali. If at the time of [***] (or first deemed achievement) of PD Development Milestone Event [***], any of PD Development Milestone Payment [***] has not been paid, then upon achievement of such PD Development Milestone Event [***], whichever of PD Development Milestone Events [***], as applicable, that has not yet been achieved shall be deemed to have been achieved as of such date and PD Development Milestone Payments [***], as applicable, shall become due and payable to Denali. Except as set forth in Section 7.2.3(f), PD Development Milestone Payment [***] shall only become due and payable if PD Development Milestone Event [***] is achieved (or [***]) before the achievement of PD Development Milestone Event [***].
(d)If (i) PD Development Milestone Payment [***] is made prior to the date on which PD Development Milestone Event [***] is achieved (or deemed achieved) and then PD Development Milestone Event [***] is later achieved (or deemed achieved) and (ii) PD Development Milestone Payment [***].
(e)The PD Commercial Milestone Events shall be deemed to be achieved for (i) [***] (ii) [***] and (iii) [***].
(f)Subject to Section 7.2.4(b), if at the time of the [***] (or first deemed achievement) of PD Commercial Milestone Event [***], either (i) PD Development Milestone Payment [***]or (ii) [***], then in each case ((i) and (ii)) upon the [***] of PD Commercial Milestone Event [***] PD Development Milestone Event [***] shall be deemed to have been achieved and Biogen will pay to Denali PD Development Milestone Payment [***], [***] For the avoidance of doubt, the total amounts payable pursuant to the foregoing sentence shall not exceed [***] in the aggregate. Subject to Section 7.2.4(b), if at the time of the [***] (or [***]) of PD Commercial Milestone Event [***], PD Development Milestone Payment [***] has not been paid, then upon the achievement of PD Commercial Milestone Event [***], PD Development Milestone Event [***] shall be deemed to have been achieved (if not already achieved) and in any event Biogen shall pay to Denali PD Development Milestone Payment [***] [***] If at the time of the [***] (or [***]) of PD Commercial Milestone Event [***], the aggregate PD Development Milestone Payments that have become due and payable to Denali are less than [***], then upon the [***] of PD Commercial Milestone Event [***], concurrently with the PD Commercial Milestone Payment [***], Biogen shall pay to Denali the amount equal to [***].

(g)[***].
(h)[***].
7.2.4PD Milestones Payable Once; Maximum Amount.
(a)For clarity, each PD Development Milestone Event and each PD Commercial Milestone Event shall be payable no more than once with respect to [***]. If a particular PD Development Milestone Event or PD Commercial Milestone Event has been achieved (or deemed to have been achieved) and the corresponding milestone amount paid to Denali, then no additional milestone payments would be payable under this Section 7.2 (PD Milestones) for any subsequent or repeated achievements of such PD Development Milestone Event or PD Commercial Milestone Event, as applicable, by the same or a different Licensed Product.
(b)Notwithstanding the foregoing, and subject to the further limitation on payments of milestones included below in this Section 7.2.4(b), (i[***] and (ii) [***]. Accordingly, if payment by Biogen to Denali of any milestone amount specified in the table above in Section 7.2.1 (PD Development Milestone Payments) or Section 7.2.2 (PD Commercial Milestone Payments) [***].
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(c)In no event shall PD Development Milestone Payments paid under Section 7.2.1 (PD Development Milestone Payments) with respect to Licensed Products exceed [***] in the aggregate (the “Maximum Development Milestone Amount”) and in no event shall PD Commercial Milestone Payments paid under Section 7.2.2 (PD Commercial Milestone Payments) with respect to Licensed Products exceed [***] in the aggregate (the “Maximum Commercial Milestone Amount”).
(d)For the avoidance of doubt, all milestone payments made under this Section 7.2 (PD Milestones) shall be in addition to any payments made by Biogen to Denali under Section 7.7 (Cost-Profit Sharing) for Denali’s portion of the Cost-Profit Share.
7.3Non-PD Milestones.
7.3.1Non-PD Development Milestone Payments. If a Licensed Product is developed by or on behalf of the Parties for an Indication other than an Indication included in Parkinson’s Disease (any such indication, a “Non-PD Indication”), then, subject to the remainder of this Section 7.3 (Non-PD Milestones), including the crediting and offsetting mechanism set forth in Section 7.3.3(a), Biogen shall pay to Denali, in accordance with Section 7.5 (Reports and Payments for Milestones) and Section 7.9 (Mode of Payment), the following [***], development milestone payments (the “Non-PD Development Milestone Payments”) upon the [***] of each of the following development milestone events (each, a “Non-PD Development Milestone Event”) by any Licensed Product for up to [***] Non-PD Indications [***]:

Non-PD Development Milestone Event	Milestone Payment for [***] ($US)	Milestone Payment for [***] (US$)
1.[***]	[***]	[***]
2.[***]	[***]	[***]
3.[***]	[***]	[***]

7.3.2Non-PD Commercial Milestone Payments. If a Licensed Product is developed by or on behalf of the Parties for Non-PD Indications, then, subject to the remainder of this Section 7.3 (Non-PD Milestones), including the crediting and offsetting mechanism set forth in 7.3.3(a), Biogen shall pay to Denali, in accordance with Section 7.5 (Reports and Payments for Milestones) and Section 7.9 (Mode of Payment), the following [***] commercial milestone payments (the “Non-PD Commercial Milestone Payments”) upon the [***] of each of the following commercial milestone events (each, a “Non-PD Commercial Milestone Event”) by any Licensed Product for up to [***] Non-PD Indications [***]:

Non-PD Commercial Milestone Event	Milestone Payment for [***] ($US)	Milestone Payment for [***] (US$)
4.[***]	[***]	[***]
5.[***]	[***]	[***]
6.[***]	[***]	[***]
7.[***]	[***]	[***]
7.3.3Non-PD Milestone Details. For purposes of Section 7.3.1 (Non-PD Development Milestone Payments) and Section 7.3.2 (Non-PD Commercial Milestone Payments):
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(a)Any Non-PD Development Milestone Payments due to Denali shall be fully creditable against or offset by PD Development Milestone Payments paid by Biogen to Denali. Any Non-PD Commercial Milestone Payments due to Denali shall be [***]. If a particular Non-PD Development Milestone Event or Non-PD Commercial Milestone Event is achieved with respect to [***] or [***], then the amount payable upon achievement of the relevant Non-PD Development Milestone Event or Non-PD Commercial Milestone Event with respect to the [***], as the case may be, shall be equal to [***] of the corresponding milestone payment due upon the achievement of such Non-PD Development Milestone Event or Non-PD Commercial Milestone Event, as the case may be.
(b)[***] Without limiting Section 7.2.4 (PD Milestones Payable Once; Maximum Amount) or Section 7.3.4 (Non-PD Milestone Payable Once; Maximum Amount), if a milestone payment due and payable by Biogen for achievement of a milestone event under this Article 7 (Payments) will result in either (x) [***] or (y) [***].
(c)If the Non-PD Phase III Milestone is skipped for a particular indication, then the payment due upon achievement of such skipped Non-PD Phase III Milestone will become due and payable upon achievement of the next Non-PD Commercial Milestone Event.
(d)For the purposes of this Section 7.3 (Non-PD Milestones) [***]
7.3.4Non-PD Milestones Payable Once; Maximum Amount. For clarity, each Non-PD Development Milestone Event and each Non-PD Commercial Milestone Event shall be payable no more than [***]. If a particular Non-PD Development Milestone Event or Non-PD Commercial Milestone Event has been achieved [***] (or deemed to have been achieved [***]) and the corresponding milestone amounts paid to Denali, no additional milestone payments would be payable under this Section 7.3 (Non-PD Milestones) for any subsequent or repeated achievements of such Non-PD Development Milestone Event or Non-PD Commercial Milestone Event, as applicable, by the same or a different Licensed Product. In no event shall Non-PD Development Milestone Payments paid under Section 7.3.1 (Non-PD Development Milestone Payments) with respect to Licensed Products exceed [***] in the aggregate and in no event shall Non-PD Commercial Milestone Payments paid under Section 7.3.2 (Non-PD Commercial Milestone Payments) with respect to Licensed Products exceed [***] in the aggregate. For the avoidance of doubt, all milestone payments made under this Section 7.3 (Non-PD Milestones) shall be in addition to any payments made by Biogen to Denali under Section 7.7 (Cost-Profit Sharing) for Denali’s portion of the Cost-Profit Share.
7.4Sales Milestones.
7.4.1Sales Milestone Payments. Biogen shall pay to Denali, in accordance with Section 7.5 (Reports and Payments for Milestones) and Section 7.9 (Mode of Payment), the following [***] sales milestone payments (the “Sales Milestone Payments”) upon the [***] of each of the following sales milestone events (each, a “Sales Milestone Event”) by any Licensed Product:

Sales Milestone Event	Sales Milestone Payment (US$)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

7.4.2Sales Milestones Payable Once; Maximum Amount. For clarity, each Sales Milestone Event shall be payable no more than [***]. If a particular Sales Milestone Event has been achieved (or deemed to have been achieved) and the corresponding milestone amount paid to Denali, no additional milestone payments would be payable under this Section 7.4 (Sales Milestones) for any subsequent or repeated achievements of such Sales Milestone Event. [***] For the avoidance of doubt, all milestone payments made under this Section 7.4 (Sales Milestones) shall be in addition to any payments made by Biogen to Denali under Section 7.7 (Cost-Profit Sharing) for Denali’s portion of the Cost-Profit Share.
7.5Reports and Payments for Milestones. With respect to each PD Development Milestone Event and PD Commercial Milestone Event (each individually referred to as, a “PD Milestone” and collectively referred to as “PD Milestones”) set out in Section 7.2 (PD Milestones), each Non-PD Development Milestone Event and Non-PD Commercial Milestone Event (each individually referred to as, a “Non-PD Milestone” and collectively referred to as “Non-PD Milestones”) set out in Section 7.3 (Non-PD Milestones) and each Sales Milestone Event (each individually referred to as, a “Sales Milestone” and collectively referred to as “Sales Milestones”) set out in Section 7.4 (Sales Milestones), the Party who achieves such PD Milestone, Non-PD Milestone or Sales Milestone, as applicable, (or under whose authority such PD Milestone, Non-PD Milestone or Sales Milestone, as applicable, is achieved) shall notify the other Party in writing within (a) [***] after the [***] of a PD Milestone or Non-PD Milestone and (b) [***] after the end of the Calendar Year in which a Sales Milestone is [***]. If Denali notifies Biogen of the achievement of a PD Milestone, a Non-PD Milestone or a Sales Milestone, Denali shall include an invoice for the corresponding milestone payment with such notice. If Biogen notifies Denali of the achievement of a PD Milestone, a Non-PD Milestone or a Sales Milestone or Denali otherwise becomes aware that such a milestone has been achieved, Denali shall submit an invoice to Biogen for the corresponding milestone amount. Biogen shall pay to Denali the corresponding milestone payment set out in Section 7.2 (PD Milestones), Section 7.3 (Non-PD Milestones) or Section 7.4 (Sales Milestones), as applicable, no later than [***] after receipt of the applicable invoice.
7.6Royalties.
7.6.1Royalty Payments.
(a)Outside of the Co-Commercialization Territory. Biogen will make royalty payments to Denali on annual Net Sales of each Licensed Product, on a Licensed Product-by-Licensed Product and country-by-country basis, in all countries other than the Co-Commercialization Territory as follows:

Portion of Annual Net Sales of a Licensed Product in all Countries other than the U.S. and China	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
(b)In the Co-Commercialization Territory. Effective from and after the Co-Funding End Date for a particular Opt-Out Product(s), Biogen shall thereafter pay Denali royalties on Net Sales of such Opt-Out Product in the corresponding Opt-Out Country(ies) in accordance with Section 7.6.1(b)(i) (Opt-Out Prior to First Commercial Sale) and Section 7.6.1(b)(ii) (Opt-Out Following First Commercial Sale) (which royalties shall, for clarity, be in addition to the royalties payable on such Licensed Product (and other Licensed Products) in all countries of the Territory other than any remaining Cost-Profit Sharing Countries).
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(i)Opt-Out Prior to First Commercial Sale. In the event of a Denali Opt-Out prior to the First Commercial Sale of any Licensed Product in the applicable Opt-Out Country, [***] Biogen will make royalty payments to Denali on Annual Net Sales of each Opt-Out Product in the applicable Opt-Out Country, on an Opt-Out Product-by-Opt-Out Product and Opt-Out Country-by-Opt-Out Country basis, [***], as follows:

Portion of Annual Net Sales of Licensed Products in China	Royalty Rate
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Portion of Annual Aggregate Net Sales of Licensed Products in the U.S.	Royalty Rate
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
(ii)Opt-Out Following First Commercial Sale. In the event of a Denali Opt-Out after the First Commercial Sale of any Licensed Product in the applicable Opt-Out Country, Biogen will make royalty payments to Denali on Annual Net Sales of each Opt-Out Product in the applicable Opt-Out Country, on an Opt-Out Product-by Opt-Out Product and Opt-Out Country-by-Opt-Out Country basis, as follows:

Portion of Annual Net Sales of an Opt-Out Product in China	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]

Portion of Annual Net Sales of an Opt-Out Product in the U.S.	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
7.6.2Royalty Term. On a country-by-country and Licensed Product-by-Licensed Product basis, for countries outside the Co-Commercialization Territory (but including the Opt-Out Countries), Biogen will make royalty payments for each Licensed Product during the period commencing upon the First Commercial Sale of such Licensed Product in such country and continuing until the latest of: (a) [***] (the “Royalty Term”)[***].
7.6.3Generic Competition. On a Licensed Product-by-Licensed Product and country-by-country basis, in the event a Third Party obtains approval for and sells a Generic Product with respect to a particular Licensed Product in a given country outside the Co-Commercialization Territory, [***].
7.6.4[***]
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

7.6.5Pre-Existing Financial Obligations. Biogen shall be responsible for [***] of any amounts paid to [***] with respect to any payment obligation thereunder accruing after the Effective Date. Accordingly, Biogen shall promptly reimburse Denali for such amounts within [***] of receipt of an invoice (or other written request) from Denali with respect thereto.
7.6.6Cumulative Royalty Floor. In no event will the aggregate amount of royalties due to Denali for a particular Licensed Product in a given Calendar Quarter during the Royalty Term for such Licensed Product be reduced by more than [***] of the amount that would otherwise be payable to Denali in such Calendar Quarter for such Licensed Product pursuant to [***].
7.6.7Manner of Royalty Payment.
(a)Within [***] following the end of each Calendar Quarter after the First Commercial Sale of a Licensed Product in the Territory, unless such timing is adjusted by the Finance Working Group, Biogen shall provide to Denali a written report detailing the following information: (i) the amount of gross sales of the Licensed Products in such Calendar Quarter; and (ii) the amount of Net Sales in such Calendar Quarter.
(b)Within [***] following the end of each Calendar Quarter after the First Commercial Sale of a Licensed Product in the Territory, unless such timing is adjusted by the Finance Working Group, Biogen shall provide Denali with a written report detailing the following information for the applicable Calendar Quarter and on a Licensed Product-by-Licensed Product and country-by-country basis (to the extent applicable): [***] (such report, the “Final Royalty Report”).
(c)In addition, (i) at Denali’s request, Biogen shall provide to Denali with at least such information pertaining to Net Sales as may be necessary for Denali to comply with its external reporting requirements as determined by Applicable Law, or as otherwise set forth on Schedule 7.6.7(c) (Existing Denali Agreement Reporting Requirements) and such information shall be provided by Biogen together with each Final Royalty Report (or within forty [***] following the applicable request by Denali, if a Final Royalty Report for the applicable Calendar Quarter has already been delivered), and (ii) without limiting subclause (i), to the extent raised by either Party, the Finance Working Group will discuss any questions regarding the deductions included in the Net Sales calculation in a given Calendar Quarter. Biogen shall pay all royalty payments due to Denali under this Section 7.6 (Royalties) within [***] after the end of each Calendar Quarter.
7.7Cost-Profit Sharing. Starting on the Effective Date and unless and until Denali exercises the Denali Opt-Out with respect to such Licensed Product and such country(ies) pursuant to Section 7.8.1(a) (Denali Election to Opt-Out) [***], the Parties will share Eligible Development Expenses plus Allowable Overruns with respect thereto (“Reimbursable Development Expenses”) for each Licensed Product in the Territory and Allowable Expenses plus Allowable Overruns with respect thereto (“Reimbursable Expenses”) and Net Revenues for each Licensed Product in the U.S. and China as provided in, and subject to the terms of, this Section 7.7 (Cost-Profit Sharing) (each such Licensed Product for so long as such sharing is in effect, a “Cost-Profit Sharing Product”, each such country, a “Cost-Profit Sharing Country”, and such cost-profit sharing, the “Cost-Profit Share”).
7.7.1Sharing Percentages. During the Term, and unless and until Denali exercises the Denali Opt-Out with respect to such Licensed Product and such country(ies) pursuant to Section 7.8.1(a) (Denali Election to Opt-Out) [***], Denali and Biogen shall be responsible for and shall share their respective portions of Reimbursable Development Expenses and Reimbursable Expenses and Net Revenues at the percentages set forth in the table below and otherwise in accordance with the terms set forth in this Section 7.7 (Cost-Profit Sharing).
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Category	Denali	Biogen
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
7.7.2Eligible Development Expenses and Allowable Expenses.
(a)Reporting Obligations for Eligible Development Costs. During the Interim Development Period, no later than the [***] of each calendar month, Denali will provide to Biogen a reasonably detailed report of the Pre-Definitive LRRK2 Agreement Eligible Development Expenses incurred during the preceding calendar month. Thereafter, so long as any Party incurs any Eligible Development Expenses, each such Party shall submit to the other Party: (i) within [***] after the end of each Calendar Quarter in which such Party or its Affiliates performs Development activities under the Global Development Plan/Budget, [***]; and (ii) [***]; provided that, with respect to Denali and the first Calendar Quarter following the Effective Date or in which the Effective Date occurs, such actual and estimate reports shall also include [***]. So long as any Party incurs Eligible Development Expenses, Biogen will also submit to Denali, within [***] after the end of each Calendar Quarter, a written report of the total Reimbursable Development Expenses of both Parties for such Calendar Quarter (“Development Expense Report”). Each actuals and estimate report for Reimbursable Development Expenses provided by a Party under this Section 7.7.2(a) (Reporting Obligations for Eligible Development Costs), as well as any Development Expense Report, shall include a detail and itemized calculation of all such Reimbursable Development Expenses, as established by the Finance Working Group from time to time in order for each Party to satisfy its internal reporting requirements, and for each reported Reimbursable Development Expense, a breakdown of the corresponding Eligible Development Expenses and Allowable Overruns with respect thereto. In addition to the annual approval of the Global Development Budget, prior to the end of each Calendar Year, each Party will provide the Finance Working Group with a non-binding estimate of its Eligible Development Expenses for the next [***] Calendar Years (detailed on a Calendar Year basis) and the Parties shall review and discuss such estimated costs through the Finance Working Group or the JSC.
(b)Reporting Obligations for Allowable Expenses. So long as any Party incurs any Allowable Expenses, each such Party shall submit to the other Party: (i) [***] after the end of each Calendar Quarter in which such Party incurs Allowable Expenses [***]; and (ii) [***]. So long as any Party incurs Allowable Expenses, Biogen will also submit to Denali, within [***] after the end of each Calendar Quarter, a written report of the total Reimbursable Expenses on a Cost-Profit Sharing Product-by-Cost-Profit Sharing Product and Cost-Profit Sharing Country-by-Cost Profit Sharing Country basis for such Calendar Quarter (“Shared Expense Report”), which report shall be [***]. Each actuals and estimates report for Reimbursable Expenses provided by a Party under this Section 7.7.2(b) (Reporting Obligations for Allowable Expenses), as well as any Shared Expense Report, shall include [***]. In addition to the annual approval of the Co-Commercialization Budget, prior to the end of each Calendar Year, each Party will provide [***]
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(c)Expense Review. A Party may (i) reasonably request that the Party that incurred Reimbursable Development Expenses or Reimbursable Expenses provide any invoices or other supporting documentation for any payments to a Third Party or with respect to which documentation is otherwise reasonably requested, or (ii) submit a reasonable objection to the Reimbursable Development Expenses or Reimbursable Expenses reported by the other Party, in either case of clause (i) or (ii), within [***] after receipt of the incurring Party’s actuals report pursuant to Section 7.7.2(a) (Reporting Obligations for Eligible Development Costs) or Section 7.7.2(b) (Reporting Obligations for Allowable Expenses), as applicable. Without limiting a Party’s rights under Section 7.14 (Audit) or Section 14.6 (Dispute Resolution), if a Party fails to object to any Reimbursable Development Expenses or Reimbursable Expenses, as applicable, submitted by the other Party within such [***] period, then such Reimbursable Development Expenses or Reimbursable Expenses, as applicable, will be considered accepted. If a Party requests any invoices or supporting documentation for any Reimbursable Development Expenses or Reimbursable Expenses of the other Party as provided above, such other Party shall promptly (and in any event within [***]) provide such documentation to the requesting Party as may be reasonably necessary to allow the requesting Party to understand the applicable Reimbursable Development Expenses or Reimbursable Expenses, as the case may be. Any costs or expenses incurred by or on behalf of a Party or its Affiliates with respect to the Development, Manufacture or Commercialization of, or conduct of Medical Affairs for, Licensed Products and Licensed Compounds that do not fall within the definition of Reimbursable Development Expenses or Reimbursable Expenses will be borne solely by such Party, unless the JSC otherwise agrees in writing.
7.7.3Operating Profits or Losses. During the Term, and unless and until Denali exercises the Denali Opt-Out with respect to all Licensed Products and country(ies) pursuant to Section 7.8.1 (Denali Opt-Out), Biogen will submit to Denali, within [***] after the end of each Calendar Quarter, a consolidated report of the profits or losses calculated in accordance with Schedule 7.7.2 (Profit & Loss Statement) (“Operating Profits or Losses”), which shall be [***] (such report, the “Consolidated Report”).
7.7.4Balancing Payment. If, taking into account the Reimbursable Development Expenses incurred by each Party during a Calendar Quarter and the Operating Profits or Losses for such Calendar Quarter reflected in a Consolidated Report, as applicable, an amount is due from one Party to the other to effect the sharing of Reimbursable Development Expenses, Reimbursable Expenses and Net Revenues as set forth in Section 7.7.1 (Sharing Percentages) above, then the Party to whom payment is owed will invoice the other Party for an amount necessary to effect such sharing; provided that for the first Calendar Quarter following the Effective Date, or in which the Effective Date occurs, such the calculation of such balancing payment shall also take into account any Pre-Definitive LRRK2 Agreement Eligible Development Expenses. The owing Party will make payment in full of any undisputed invoiced amounts to other Party within [***] after the date of such invoice. In the event of any disagreement with respect to the calculation of payments owed by one Party to the other Party, the owing Party will pay any undisputed portion of such payment in accordance with the foregoing timetable and will pay the remaining, disputed portion within [***] after the date on which the Parties, using good faith efforts, resolve the dispute, which dispute, at the request of either Party, will be resolved by the Finance Working Group in accordance with Section 7.7.7 (Financial Disputes).
7.7.5Certain Other Matters Relating to Cost Calculations.
(a)Budget Overruns. On a Calendar Year basis, if the Eligible Development Expenses or Allowable Expenses incurred by a Party are in excess of the Global Development Plan/Budget or Co-Commercialization Plan/Budget, then such excess amounts may be included in calculating the amount of Reimbursable Development Expenses or Reimbursable Expenses, as applicable, incurred in such Calendar Year and to be shared by the Parties only to the extent that such amounts constitute Allowable Overruns for such Calendar Year.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(b)Allocation of FTE Costs and Out-of-Pocket Costs. It is understood that Eligible Development Expenses and Allowable Expenses shall (i) [***], and (ii) [***]. To the extent that any activity conducted (or an Out-of-Pocket Cost or FTE Cost is incurred) is not solely attributable to a Development activities for Cost-Profit Sharing Products in the Territory or Commercialization activities for the Cost-Profit Sharing Products in and for a Cost-Profit Sharing Country (including, for example and not by way of limitation, Manufacturing Costs incurred with respect to the scale up of Manufacturing activities for a particular Cost-Profit Sharing Product), then such Out-of-Pocket Costs and FTE Costs for the applicable activity shall be included in Eligible Development Expenses and Allowable Expenses only to the extent specifically allocated to the Development activities for the Cost-Profit Sharing Products in the Territory or Commercialization activities for the Cost-Profit Sharing Products in and for a Cost-Profit Sharing Country, as the case may be, and in each case in accordance with Accounting Standards. [***].
(c)Treatment of Overhead; Other Matters. The Parties acknowledge and agree that Eligible Development Expenses and each category of Allowable Expenses shall not include any allocation of Overhead Costs [***]. Except to the extent already included [***], Eligible Development Expenses and each category of Allowable Expenses shall not include either Party’s costs to the extent pertaining to [***] activities associated with overseeing execution of and compliance with this Agreement, unless expressly set forth in this Agreement or otherwise agreed by the Parties in writing. Eligible Development Expenses and each category of Allowable Expenses shall also exclude any costs [***] a breach of this Agreement by either Party.
7.7.6Financial Reporting Activities; Finance Working Group. With respect to the financial reporting activities between the Parties, the JSC (or the Parties if the JSC does not exist) shall establish a finance working group (“Finance Working Group”) to coordinate the activities and reporting by the Parties as set forth in Section 7.6.7 (Manner of Royalty Payment), Section 7.7.2 (Eligible Development Expenses and Allowable Expenses) through Section 7.7.4 (Balancing Payment) and to assist the JSC in its responsibilities with respect to the review and resolution of financial matters. In particular, the Finance Working Group shall:
(a)facilitate the creation of Global Development Budget and Co-Commercialization Budget, including the annual updates thereto;
(b)reconcile financial and accounting matters between the Parties;
(c)initiate and execute an effective and efficient revenue and cost sharing process (cross-charges);
(d)cooperate to ensure that the Global Development Budget and Co-Commercialization Budget agreed to for a Calendar Year (or any other given period) can be interpreted for the purposes of both Parties’ internal financial and audit reporting requirements, including each Party’s fiscal year reporting;
(e)monitor the budget, expense and revenue reporting requirements between the Parties related to Licensed Products and Licensed Compounds to ensure that each Party is able to comply with its respective internal financial and audit reporting requirements and, as appropriate, recommending to the JSC for approval, changes to the reporting requirements under this Agreement;
(f)discuss and review any anticipated costs and expenses incurred by a Party in excess of the Eligible Development Expenses specified in the then-current Global Development Budget or Allowable Expenses specified in the then-current Co-Commercialization Budget to be incurred by a Party for a particular Calendar Year and, if applicable, determine whether such excess costs and expenses should be referred to the JSC for approval and Allowable Overruns; and
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(g)undertake such other tasks with respect to the calculation, implementation and reporting for the Parties’ sharing of Eligible Development Expenses, Allowable Expenses, Allowable Overruns and Net Revenues as the Parties agree.
7.7.7Financial Disputes. The Finance Working Group shall endeavor, on a reasonable basis, to resolve good faith differences in or disputes regarding calculation and reporting of Net Sales and royalties in accordance with Section 7.6 (Royalties) and the calculation and sharing of Eligible Development Expenses, Allowable Expenses, Allowable Overruns and Net Revenues in accordance with this Section 7.7 (Cost-Profit Sharing). In the event the Finance Working Group is unable to resolve any such difference or dispute, the matter shall be resolved in accordance with Section 2.4.5(c) (Dispute Escalation) (as if the issue was referred by the JSC).
7.8Opt-Out and Consequences.
7.8.1Denali Opt-Out.
(a)Denali Election to Opt-Out. Upon [***] prior written notice to Biogen (any such notice, a “Denali Opt-Out Notice”), Denali shall have the right to opt-out of sharing (i) future Eligible Development Expenses with respect to all Cost-Profit Sharing Products or with respect to [***] under the Global Development Plan/Budget for all countries (the “Denali Development Opt-Out”) or (ii) Allowable Expenses and Net Revenues with respect to all Cost-Profit Sharing Products or [***] for the U.S. or China (the “Denali Commercialization Opt-Out”), and in each case, receive a royalty on sales of the applicable Licensed Product(s) as specified below (each such opt-out, a “Denali Opt-Out”). CNS Penetrance of any such Licensed Compound shall be determined in accordance with Schedule 7.8.1(a) (CNS Penetrance Determination). Denali shall specify in any Denali Opt-Out Notice the Cost-Profit Sharing Products to which Denali wishes the Denali Opt-Out to apply, whether such Denali Opt-Out is a Denali Development Opt-Out or Denali Commercialization Opt-Out, and in the case of a Denali Commercialization Opt-Out, the country(ies) to which such opt out applies. Any Cost-Profit Sharing Product with respect to which Denali exercises the Denali Opt-Out and all other Licensed Products containing the same Licensed Compound as any such Cost-Profit Sharing Product shall be referred to as an “Opt-Out Product,” and in the case of a Denali Commercialization Opt-Out for the United States or China, any such affected country shall be referred to as an “Opt-Out Country” for the applicable Opt-Out Product(s). If Denali provides a Denali Development Opt-Out, then for each applicable Opt-Out Product to which the Denali Development Opt-Out applies, Denali shall provide a Denali Commercialization Opt-Out for the U.S. and China. “Co-Funding End Date” means [***]. Notwithstanding the foregoing, if Denali provides a Denali Commercialization Opt-Out during the Launch Window, then no Denali Commercialization Opt-Out activities described under Section 7.8.3 (Consequences of Denali Commercialization Opt-Out) for a Cost-Profit Sharing Product pursuant to this Section 7.8.1(a) (Denali Election to Opt-Out) shall commence at any time during the Launch Window for the first Cost-Profit Sharing Product (in the case of an opt-out by Denali with respect to all Cost-Profit Sharing Products) or [***] in either the U.S. or China, as applicable.

(b)[***]
7.8.2Consequences of Denali Development Opt-Out. Notwithstanding any provision to the contrary in Article 2 (Collaboration Management), Article 3 (Development and Regulatory Activities), Article 4 (Manufacturing) or Article 5 (Commercialization), in the event of a Denali Development Opt-Out, the following shall also apply from and after the Co-Funding End Date:
(a)[***]

(b)[***]

(c)[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(d)[***]

(e)[***]

(f)[***]
7.8.3Consequences of Denali Commercialization Opt-Out. Notwithstanding any provision to the contrary in Article 2 (Collaboration Management), Article 3 (Development and Regulatory Activities), Article 4 (Manufacturing) or Article 5 (Commercialization) above, in the event of a Denali Commercialization Opt-Out, the following shall also apply from and after the Co-Funding End Date:
a.[***]

b.[***]

c.[***]

d.[***]

e.[***]
7.9Mode of Payment. All payments to either Party by the other Party under this Definitive LRRK2 Agreement shall be made by such other Party or its Affiliate by deposit of Dollars in the requisite amount to such bank account as the receiving Party may from time to time designate by notice to the paying Party. For the purpose of calculating any sums due under, or otherwise reimbursable pursuant to, this Definitive LRRK2 Agreement (including the calculation of Net Sales expressed in currencies other than Dollars), in the case of any amounts designated in another currency, each Party shall convert such foreign currency into Dollars using its standard conversion method consistent with its Accounting Standards in a manner consistent with the respective Party’s customary and usual conversion procedures used in preparing its audited financial reports applied on a consistent basis, provided that such procedures use a widely accepted source of published exchange rates.
7.10Payment Allocation.
7.10.1Subject to the remainder of this Section 7.10, payments under this Definitive LRRK2 Agreement shall be paid by BIMA and BIG separately [***]; provided that [***].
7.10.2With respect to the upfront payment described in Section 7.1 (Upfront Payments), BIG will pay a portion of such amount in consideration of the rights granted outside of the U.S., which shall equal [***] and BIMA will pay a portion of such amount in consideration of the rights granted in the U.S., which shall equal [***].
7.10.3With respect to the PD Development Milestone Payments in Section 7.2 (PD Milestones) and the Non-PD Development Milestone Payments in Section 7.3 (Non-PD Milestones), BIG will pay a percentage of each such amount in consideration of the rights granted outside of the U.S. and BIMA will pay a percentage each such amount in consideration to the rights granted in the U.S., such percentages, in each case, to be determined by Biogen at the time at which such amounts are due.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

7.10.4BIG will pay the milestone payments for PD Commercial Milestone Events and Non-PD Commercial Milestone Events that are achieved outside of the U.S. when such amounts become due and payable in accordance with Section 7.2.2 (PD Commercial Milestone Payments) and Section 7.3.2 (Non-PD Commercial Milestone Payments). BIMA will pay the milestone payments for PD Commercial Milestone Events and Non-PD Commercial Milestone Events that are achieved in the U.S. when such amounts become due and payable in accordance with Section 7.2.2 (PD Commercial Milestone Payments) and Section 7.3.2 (Non-PD Commercial Milestone Payments). Notwithstanding the foregoing, (a) BIG will pay the PD Commercial Milestone Payments for [***] and BIMA will pay the PD Commercial Milestone Payments [***] and (b) BIG will pay the Non-PD Commercial Milestone Payments [***], and BIMA will pay the Non-PD Commercial Milestone Payment [***].
7.10.5BIMA will pay the portion of the milestone payments for Sales Milestone Events and royalties based on the pro rata allocation of the Annual Net Sales attributable to sales of the applicable Licensed Product(s) in the U.S., and BIG will pay the portion of the milestone payments for Sales Milestone Events and royalties based on the pro rata allocation of the Annual Net Sales attributable to sales of the applicable Licensed Product outside of the U.S.
7.10.6With respect to all milestone payments set forth in this Article 7 (Payments) that are not described in Section 7.10.2 through Section 7.10.5 above, BIG will pay a percentage of each such amount in consideration of the rights granted outside of the U.S. and BIMA will pay a percentage each such amount in consideration to the rights granted in the U.S., such percentages, in each case, to be determined by Biogen at the time in which such amounts are due.
7.10.7For clarity, nothing in this Section 7.10 (Payment Allocation) is intended to limit Section 14.16 (Coordination between BIMA and BIG) of this Definitive LRRK2 Agreement.
7.11Taxes.
7.11.1General. Each Party will be responsible for all Taxes imposed on such Party’s net income, or on net income allocated to such Party under Applicable Law. To the extent one Party pays Taxes imposed on net income of the other Party, the other Party shall reimburse the paying Party for any such Taxes paid. The amounts payable pursuant to this Definitive LRRK2 Agreement (“Payments”) shall not be reduced on account of any Taxes unless required by Applicable Law. A payor Party shall deduct and withhold from the Payments any Taxes that it is required by Applicable Law to deduct or withhold including from subsequent Payments. Notwithstanding the foregoing, if the recipient Party is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, or recovery of, applicable withholding tax, it may deliver to the payor Party or the appropriate governmental authority the prescribed forms necessary to reduce the applicable rate of withholding or to relieve the payor Party of its obligation to withhold tax. In such case the payor Party shall apply the reduced rate of withholding, or not withhold, as the case may be, provided that the payor Party is in receipt of evidence, in a form reasonably satisfactory to the payor Party of the recipient Party’s entitlement to a reduced or no withholding rate. If, in accordance with the foregoing, a payor Party withholds any amount, it shall pay to the recipient Party the balance when due, make timely payment to the proper taxing authority of the withheld amount, and send the recipient Party proof of such payment within [***] following that payment. The Parties shall use reasonable efforts to reduce any withholding required under Applicable Law. The Parties hereto agree that as of the date hereof, no U.S. or Swiss withholding taxes are required on the upfront payment described in Section 7.1 (Upfront Payment) under Applicable Law [***].
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

7.11.2Assignment. If a Party that owes a Payment assigns its rights and obligations to any person as permitted in accordance with Section 14.3 (Change of Control; Assignment) of this Definitive LRRK2 Agreement (or any successor provision) and if, solely as a result of such assignment, the withholding of taxes required by Applicable Law with respect to the Payments is increased, then any Payments shall be increased to take into account such withheld taxes so that, after making all required withholding tax (including withholding tax on amounts payable pursuant to Section 7.11.1 (General)), the recipient Party receives an amount equal to the sum it would have received had no such assignment been made.
7.11.3VAT.
(a)All payments or amounts due under this Definitive LRRK2 Agreement, whether monetary or non-monetary are exclusive of VAT. Any Party receiving a supply under this Definitive LRRK2 Agreement hereby covenants that it will pay any such VAT correctly charged in addition to any amounts due under this Definitive LRRK2 Agreement. Where the prevailing legislation requires the recipient to self-account for VAT (for example, but not limited to, the reverse charge mechanism), then the receiving Party covenants that it shall correctly account for VAT in respect of the services received. The supplying Party agrees that it will raise a tax invoice (or equivalent document) to support the charge to VAT.
(b)For the purposes of VAT, the services, rights and licenses provided by Denali under this Definitive LRRK2 Agreement shall be considered to be taxed under by Art 44 of Council Directive 2006/112/EC or any equivalent provision in the country of performance if performed outside the European Union and as such will be considered to be taxed for VAT purposes in the country of the recipient. For the purposes of this clause, BIG warrants that it is established in Switzerland for the purposes of receiving any such services, rights or licenses.
(c)Any supply of goods under this Definitive LRRK2 Agreement shall be taxed in accordance with the prevailing VAT legislation. All Parties agree that they will reasonably cooperate to ensure the use of any VAT exemptions, zero-ratings, reduced-ratings, suspensions or other reliefs.
(d)In the event that the local competent tax authority determines that VAT is chargeable, Denali in the first instance shall undertake all reasonable steps to refute any such assertions by the local tax authority. Only once this process is completed should Denali raise valid tax invoices for the additional VAT liability.
(e)The Parties shall take all reasonable steps to recover any additional VAT liability from the same local tax authorities by submitting regular claims (for example, through periodical VAT returns and discrete non-resident claims such as 8th Directive claims, 13th Directive claims and non-EU equivalents) and shall use commercially reasonable efforts to provide necessary assistance to facilitate the recovery of VAT. If the VAT cannot be recovered, then the supplying Party shall be entitled to invoice the receiving Party directly for these amounts.
(f)Each Party shall be responsible for any penalties or interest accruing due to incorrect VAT treatment of the supplies of goods or services made by that Party or any failure to correctly account for VAT on any receipt of a supply of goods or services under this Definitive LRRK2 Agreement except where those penalties or interest arise as a result of the actions of the other Party, in which case that Party shall be liable to reimburse the value of the penalties and interest.
(g)Each Party shall be responsible for reporting its own transactions to the local tax authorities if required for VAT purposes. There shall be no shared, mutual or otherwise collective VAT filings that may suggest that the Parties are anything other than separately operational entities for VAT purposes.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

7.11.4Orphan Credit. Denali shall cooperate with Biogen in seeking any tax exemption or credits that may be available to Biogen with respect to any Licensed Compound, including the tax credit available under section 45C of the Internal Revenue Code by reason of Biogen’s research and development expenditures contributing to the any compound under this Definitive LRRK2 Agreement being granted Orphan Drug status by the FDA. Notwithstanding any provision to the contrary set forth in this Definitive LRRK2 Agreement, Denali accepts no responsibility for, and expressly disclaims all liability arising from, Biogen’s failure to qualify for any tax exemptions or credits for any reason.
7.11.5[***]
7.12Interest on Late Payments. If any payment or portion thereof due to either Party under this Definitive LRRK2 Agreement is not paid when due, then such paying Party shall pay interest thereon at a rate equal to [***] or, if lower, the maximum rate permitted by Applicable Law.
7.13Financial Records. Each Party shall keep complete and accurate books and records pertaining to Net Sales of Licensed Products, Eligible Development Expenses, Allowable Expenses and Net Revenues with respect to the Licensed Compounds and Licensed Products, and Development of the Licensed Compounds or Licensed Products, including books and records of actual expenditures with respect to the Global Development Budget and the Co-Commercialization Budget, in sufficient detail to calculate all amounts payable hereunder and to verify compliance with its obligations under this Definitive LRRK2 Agreement. Such books and records shall be retained by such Party until the later of (a) [***] after the end of the period to which such books and records pertain, and (b) the expiration of the applicable tax statute of limitations (including any extensions thereof), or for such longer period as may be required by Applicable Law.
7.14Audit. At the request of the other Party, each Party shall permit an independent public accounting firm of nationally recognized standing designated by the other Party and reasonably acceptable to the audited Party, at reasonable times during normal business hours and upon reasonable notice, to audit the books and records maintained pursuant to Section 7.13 (Financial Records) to ensure the accuracy of all financial reports and notices delivered and payments made hereunder. Such examinations may not (a) be conducted for any Calendar Year more than [***] after the end of such Calendar Year, (b) be conducted more than once in any Calendar Year or (c) be repeated for any audited period; except for cause. The accounting firm shall disclose to the auditing Party whether the reports are correct or not, and the details concerning any discrepancies sufficient for the auditing Party to understand any such discrepancies. Except as provided below, the cost of this audit shall be borne by the auditing Party, unless the audit reveals a variance of greater than [***] from the reported amounts for the inspected period, in which case the audited Party shall bear the cost of the audit. If such audit concludes that (i) additional amounts were owed by the audited Party, the audited Party shall pay the additional undisputed amounts, with interest from the date originally due as provided in Section 7.12 (Interest on Late Payments), or (ii) excess payments were made by the audited Party, the auditing Party shall, at its election, reimburse such undisputed excess payments or elect that such excess payments shall be offset against future payments due to the auditing Party under this Definitive LRRK2 Agreement, in either case ((i) or (ii)), within [***] after the date on which such audit is completed by the auditing Party. Any disputes with respect to the findings of such accounting firm may be referred by either Party to the dispute resolution procedure set forth in Section 14.6 (Dispute Resolution). The auditing Party will treat all financial information disclosed by its accounting firm pursuant to this Section 7.14 (Audit) as Confidential Information of the audited Party for purposes of Article 10 (Confidentiality and Non-Disclosure) of this Agreement, and will cause its accounting firm to do the same.
7.15Confidentiality. The receiving Party shall treat all information subject to review under this Article 7 (Payments) in accordance with the confidentiality provisions of Article 10 (Confidentiality and Non-Disclosure) and the Parties shall enter into a reasonably acceptable confidentiality agreement with the independent accountant obligating such accountant to retain all such financial information in confidence pursuant to such confidentiality agreement.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

7.16No Other Compensation. Each Party hereby agrees that the terms of this Definitive LRRK2 Agreement fully define all consideration, compensation and benefits, monetary or otherwise, to be paid, granted or delivered by a Party to the other Party in connection with the transactions contemplated herein. Neither Party previously has paid or entered into any other commitment to pay, whether orally or in writing, any of the other Party’s employees, directly or indirectly, any consideration, compensation or benefits, monetary or otherwise, in connection with the transaction contemplated herein.
ARTICLE 8
INTELLECTUAL PROPERTY
8.1Ownership of Intellectual Property.
8.1.1Ownership of Patents and Information Generated under this Definitive LRRK2 Agreement. As between the Parties: [***].
8.1.2Assignment, Disclosure and Assistance Obligation. [***].
8.1.3Ownership of Corporate Names. [***].
8.2Maintenance and Prosecution of Patents. As between the Parties,[***].
8.2.1[***].
(a)[***].

(b)[***].
(c)[***].

8.2.2[***].

8.2.3[***].
8.3[***].
8.3.1[***].

8.3.2Prosecuted Infringements.

(a)[***].
(b)[***].
8.3.3[***].

8.3.4[***].

8.3.5[***].

8.3.6[***].
8.4[***].
8.5Invalidity or Unenforceability Defenses or Actions. As between the Parties, and subject to the requirements of the Existing Denali Agreements [***]:
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

8.5.1Notice. [***].

8.5.2[***].

8.5.3[***].

8.5.4[***].

8.5.5[***].
8.6Product Trademarks.

8.6.1[***].

8.6.2[***].

8.6.3[***].

8.6.4[***].

8.6.5[***].

ARTICLE 9
PHARMACOVIGILANCE AND SAFETY
9.1Pharmacovigilance. The Parties will cooperate with each other with regard to the reporting and handling of safety information involving the Licensed Products in accordance with Applicable Law and regulatory requirements on pharmacovigilance and clinical safety. Within [***] following the Effective Date or as otherwise agreed by the Parties, the Parties will negotiate in good faith and enter into a pharmacovigilance agreement related to the Licensed Products, which will define the pharmacovigilance responsibilities of the Parties and include safety data exchange procedures governing the exchange of information affecting the class and products to enable each Party to comply with all of its legal and regulatory obligations related to such Licensed Products (the “Pharmacovigilance Agreement”).
9.2Global Safety Database. Denali shall initially set up, hold and maintain the global safety database for Licensed Products with respect to safety data obtained in connection with the Denali Development Activities, and shall be responsible for all safety signaling activities and pharmacovigilance activities related thereto. Following the execution of the Pharmacovigilance Agreement, the Parties will agree to a written plan for the transfer of the contents and ownership of the global safety database for all Licensed Products created by Denali, and pursuant to such plan Denali will transfer such global safety database to Biogen in an electronic format agreed upon by the Parties. Following the completion of such transfer, Biogen will own and maintain the global safety database for all Licensed Products, and shall be responsible for all safety signaling activities and pharmacovigilance activities related thereto.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

9.3Costs. Each Party’s and its Affiliates’ costs incurred in connection with receiving, recording, reviewing, communicating, reporting, and responding to adverse events with respect to Licensed Compounds and Licensed Products and in establishing and maintaining a global safety database for such Licensed Compounds and Licensed Products shall be allocated as follows: (a) costs pertaining to a Cost-Profit Sharing Product (or any Licensed Compound within such Cost-Profit Sharing Product) incurred prior to receipt of Regulatory Approval of the applicable Cost-Profit Sharing Product shall be included in Eligible Development Expenses and shared in accordance with Section 7.7 (Cost-Profit Sharing); (b) costs pertaining to a Cost-Profit Sharing Product (or any Licensed Compound within such Cost-Profit Sharing Product) in a Cost-Profit Sharing Country incurred after receipt of Regulatory Approval of the applicable Cost-Profit Sharing Product in such Cost-Profit Sharing Country shall be included in Allowable Expenses and shared in accordance with Section 7.7 (Cost-Profit Sharing); or (c) [***].
ARTICLE 10
CONFIDENTIALITY AND NON-DISCLOSURE
10.1Confidentiality Obligations. At all times beginning on the Effective Date and ending upon expiration of the [***] period following termination or expiration of this Definitive LRRK2 Agreement in its entirety, each Party shall, and shall cause its Affiliates and its and their respective officers, directors, employees and agents to, keep confidential and not publish or otherwise disclose to a Third Party and not use, directly or indirectly, for any purpose, any Confidential Information furnished or otherwise made known to it, directly or indirectly, by the other Party, except to the extent such disclosure or use is expressly permitted by the terms of this Definitive LRRK2 Agreement and is necessary for the performance of such Party’s obligations, or the exercise of rights expressly granted to such Party under, this Definitive LRRK2 Agreement. The terms, but not the mere existence, of this Definitive LRRK2 Agreement will also be considered Confidential Information for which each Party is a receiving Party for purposes of this Article 10 (Confidentiality and Non-Disclosure). Notwithstanding the foregoing, the confidentiality and non-use obligations under this Section 10.1 (Confidentiality Obligations) shall not apply to any information that the receiving Party can demonstrate by documentation or other competent proof:
10.1.1has been published by a Third Party or otherwise is or becomes part of the public domain by public use, publication, general knowledge or the like through no wrongful act, fault or negligence on the part of the receiving Party;
10.1.2is in the receiving Party’s possession prior to disclosure by the disclosing Party, to the extent the receiving Party has the right to use and disclose such information;
10.1.3is subsequently lawfully received by the receiving Party from a Third Party, to the extent the receiving Party has the right to use and disclose such information without breach of any agreement between such Third Party and the disclosing Party;
10.1.4is published or otherwise generally made available to Third Parties by the disclosing Party without restriction on disclosure; or
10.1.5is independently developed by or for the receiving Party without reference to, or use or disclosure of, the disclosing Party’s Confidential Information.
Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the receiving Party. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the receiving Party unless the combination is in the public domain or in the possession of the receiving Party.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

10.2Permitted Disclosures. Each Party may disclose Confidential Information to the extent that such disclosure is:
10.2.1in the reasonable opinion of the receiving Party’s legal counsel, required to be disclosed pursuant to law, regulation or a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial and local governmental body of competent jurisdiction, (including by reason of filing with securities regulators, but subject to Section 10.4 (Public Announcements)); provided that the receiving Party shall, unless otherwise prohibited or impractical, first have given advanced written notice (and to the extent possible, at least [***] notice) to the disclosing Party and (other than with regard to disclosures to securities regulators or to comply with applicable securities law, which disclosures must be made in accordance with Section 10.4 (Public Announcements)) give the disclosing Party a reasonable opportunity to take whatever action it deems necessary to protect its Confidential Information. In the event that no such protective order or other remedy is obtained, or the disclosing Party waives compliance with the terms of this Definitive LRRK2 Agreement, the receiving Party shall furnish only that portion of Confidential Information that the receiving Party is advised by counsel is legally required to be disclosed;
10.2.2made by or on behalf of the receiving Party to the Regulatory Authorities in connection with any filing, application or request for Regulatory Approval in accordance with the terms of this Definitive LRRK2 Agreement; provided that reasonable measures shall be taken to assure confidential treatment of such Confidential Information to the extent practicable and consistent with Applicable Law;
10.2.3made to its or its Affiliates’ strategic, financial or legal advisors who have a need to know such disclosing Party’s Confidential Information and are either under professional codes of conduct giving rise to expectations of confidentiality and non-use or under written agreements of confidentiality and non-use substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this Article 10 (Confidentiality and Non-Disclosure);
10.2.4[***];

10.2.5[***];
10.2.6[***]); or
10.2.7a disclosure of the terms of this Definitive LRRK2 Agreement that is made only on a need-to-know basis to Persons who are subject to enforceable obligations of confidentiality and non-use substantially similar to the obligations of confidentiality and non-use in this Article 10 (Confidentiality and Non-Disclosure).
In any case where the foregoing disclosure must be subject to obligations of confidentiality and non-use substantially similar to those under this Article 10 (Confidentiality and Non-Disclosure), it is understood that the duration of such confidentiality and non-use obligations shall be no less than [***] from the date of disclosure, or in the case of a disclosure pursuant to Section 10.2.5 only, such other period as is customary given the context.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

10.3Use of Name. Except as expressly provided in this Definitive LRRK2 Agreement, neither Party shall use the name, logo or Trademark of the other Party or any of its Affiliates (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material, website or other form of publicity, without the prior written approval of such other Party. Notwithstanding the foregoing, the restrictions imposed by this Section 10.3 (Use of Name) shall not prohibit either Party from using the name, logo or Trademark of the other Party or any of its Affiliates (or any abbreviation or adaptation thereof) in any disclosure: (a) identifying the other Party that, in the opinion of the disclosing Party’s counsel, is required by Applicable Law (including stock exchange rules); provided that such Party shall submit the proposed disclosure identifying the other Party in writing to the other Party as far in advance as reasonably practicable (and in no event less than [***] prior to the anticipated date of disclosure unless such proposed disclosure is required under Applicable Law, or the rules of an applicable securities exchange, in each case to be made in [***] or less) so as to provide a reasonable opportunity to comment thereon; (b) in connection with a disclosure permitted pursuant to Section 10.2 (Permitted Disclosures); or (c) following a press release or other announcement issued pursuant to Section 10.4 (Public Announcements) using such name, logo or Trademark included in such press release or other announcement in connection with a general description of the arrangement between the Parties or any other subsequent announcement specified as not requiring the other Party’s approval under Section 10.4 (Public Announcements).
10.4Public Announcements. The Parties have agreed upon the content of a press release to announce the collaboration, which shall be issued by Denali substantially in the form attached hereto as Schedule 10.4 (Press Release) upon execution of this Definitive LRRK2 Agreement. Each Party may each disclose to Third Parties the information contained in such press release or any other announcement previously approved by the other Party without the need for further approval by the other Party. Neither Party shall issue any other public announcement, press release or other public disclosure regarding this Definitive LRRK2 Agreement or the Parties’ activities hereunder without the other Party’s prior written consent (which shall not be unreasonably withheld, delayed or conditioned), except for any such disclosure (a) regarding [***], or (b) any other disclosure that is, in the opinion of the disclosing Party’s counsel, required by Applicable Law or the rules of a stock exchange on which the securities of the disclosing Party are listed, or (c) is otherwise expressly permitted in accordance with this Article 10 (Confidentiality and Non-Disclosure). In the event a Party desires to make such a public announcement regarding (i) [***] or (ii) any other disclosure that is, in the opinion of its counsel, required by Applicable Law or the rules of a stock exchange on which its securities are listed, in each case, such Party shall submit the proposed disclosure in writing to the other Party as far in advance as reasonably practicable (and in no event less than [***] prior to the anticipated date of disclosure, unless such proposed disclosure is required under Applicable Law, or the rules of an applicable securities exchange, in each case, to be made in [***] or less) so as to provide a reasonable opportunity to comment thereon.
10.5Publications.
10.5.1[***].

10.5.2[***].
10.5.3[***].
10.6Prior Confidentiality. Any Information disclosed by a Party or its Affiliate to the other Party or its Affiliate prior to the Effective Date under that certain Confidentiality Agreement between the Parties or their respective Affiliates dated [***], as amended [***] (“Prior CDA”) or the Provisional Collaboration and License Agreement, to the extent related to Licensed Compounds or Licensed Products, shall be deemed to have been disclosed under this Definitive LRRK2 Agreement and subject to the provisions of this Article 10 (Confidentiality and Non-Disclosure).

10.7[***].

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

10.8Survival. All Confidential Information shall continue to be subject to the terms of this Definitive LRRK2 Agreement for the period set forth in Section 10.1 (Confidentiality Obligations).
ARTICLE 11
REPRESENTATIONS, WARRANTIES AND COVENANTS
11.1Mutual Representations and Warranties. Denali and Biogen each represents and warrants to the other, as of the Effective Date, as follows:
11.1.1Organization. It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform its obligations under this Definitive LRRK2 Agreement.
11.1.2Authorization. The execution and delivery of this Definitive LRRK2 Agreement and the performance by it of its obligations hereunder have been duly authorized by all necessary corporate action, and do not violate: (a) such Party’s charter documents, bylaws, or other organizational documents; (b) in any material respect, any agreement, instrument, or contractual obligation to which such Party is bound; (c) any requirement of any Applicable Law existing as of the Effective Date and applicable to such Party; or (d) any order, writ, judgment, injunction, decree, determination, or award of any court or governmental agency in effect as of the Effective Date and applicable to such Party.
11.1.3Binding Agreement. This Definitive LRRK2 Agreement is a legal, valid, and binding obligation of such Party enforceable against it in accordance with its terms and conditions, subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance, and general principles of equity (whether enforceability is considered a proceeding at law or equity).
11.1.4No Inconsistent Obligation. It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any material respect with the terms of this Definitive LRRK2 Agreement.
11.1.5No Consents. Except for any filings that may be required to comply with Antitrust Law (as defined in the Stock Purchase Agreement), no governmental authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any Applicable Laws currently in effect, is or will be necessary for, on in connection with, the transaction contemplated by this Definitive LRRK2 Agreement or any other agreement or instrument executed in connection herewith, or for the performance by it of its obligations under this Definitive LRRK2 Agreement and such other agreements.
11.1.6Debarment. Neither it nor any of its employees nor to its knowledge, any of the agents performing hereunder, has ever been, is currently, or is the subject of a proceeding that could lead to it or such employees or agents becoming, as applicable, a Debarred Entity or Debarred Individual, an Excluded Entity or Excluded Individual or a Convicted Entity or Convicted Individual. For purposes of this provision, the following definitions shall apply:
(a)A “Debarred Individual” is an individual who has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) from providing services in any capacity to a Person that has an approved or pending drug or biological product application.
(b)A “Debarred Entity” is a corporation, partnership or association that has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) from submitting or assisting in the submission of any abbreviated drug application, or a subsidiary or Affiliate of a Debarred Entity.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(c)An “Excluded Individual” or “Excluded Entity” is (i) an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in federal health care programs such as Medicare or Medicaid by the Office of the Inspector General (OIG/HHS) of the U.S. Department of Health and Human Services, or (ii) is an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in federal procurement and non-procurement programs, including those produced by the U.S. General Services Administration (GSA).
(d)A “Convicted Individual” or “Convicted Entity” is an individual or entity, as applicable, who has been convicted of a criminal offense that falls within the ambit of 21 U.S.C. §335a (a) or 42 U.S.C. §1320a - 7(a), but has not yet been excluded, debarred, suspended or otherwise declared ineligible.
11.2Additional Representations and Warranties of Denali. Denali further represents and warrants to Biogen, as of the [***] as follows:
11.2.1It has the full right, power and authority to grant all of the licenses and rights granted to Biogen under this Definitive LRRK2 Agreement.
11.2.2No claim, suit, proceeding, settlement, arbitration, citation, summons, or subpoena of any nature, civil, criminal, regulatory or otherwise, in law or in equity, has been brought or obtained against Denali or any of its Affiliates relating to the Denali IP. No claim, suit, proceeding, arbitration, citation, summons, or subpoena of any nature, civil, criminal, regulatory or otherwise, in law or in equity, to Denali’s knowledge, has been threatened in writing by any person: [***].
11.2.3To Denali’s knowledge: [***].
11.2.4(a) [***] that are owned or Controlled by Denali or any of its Affiliates that are [***] to Develop, Manufacture, Commercialize or otherwise Exploit any Licensed Compound or Licensed Product; (b) [***]; and (c) [***].
11.2.5To Denali’s knowledge, the Denali Patents with respect to which Denali controls Prosecution and Maintenance activities are being prosecuted in the respective patent offices in the Territory in accordance with Applicable Law.
11.2.6To Denali’s knowledge, all fees required to be paid by Denali in any jurisdiction where a Denali Patent with respect to which Denali controls prosecution and maintenance activities has issued in order to maintain such Denali Patent in such jurisdiction have been timely paid and to Denali’s knowledge, the Denali Patents that have issued are subsisting, valid and enforceable.
11.2.7[***].
11.2.8Denali has not previously assigned, transferred, conveyed or granted any license or other rights under the Denali IP that would conflict with or limit the scope of any of the rights or licenses granted to Biogen hereunder.
11.2.9To Denali’s knowledge, no Person is infringing or threatening to infringe or misappropriating or threatening to misappropriate or otherwise violating or threatening to violate the Denali IP.
11.2.10Denali’s rights, title and interests to all Denali IP are free of any lien or security interest.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

11.2.11No written claim has been filed, or to Denali’s knowledge, threatened in writing, against it by any Third Party alleging that the conception, development, or reduction to practice of the Denali IP owned by Denali involve the misappropriation of trade secrets or other violation of the rights or property of any Person.
11.2.12Denali has conducted, and to Denali’s knowledge, its contractors and consultants have conducted, all Development and Manufacturing of the Licensed Compounds in accordance with Applicable Law.
11.2.13Denali has obtained, or caused its Affiliates, as applicable, to obtain, assignments from the inventors of any Denali IP who were employees of Denali or its Affiliates at the time of the invention, of all inventorship rights to such Denali IP, and, to Denali’s knowledge, all such assignments are valid and enforceable.
11.2.14Except for Existing Denali Agreements, there are no Third Party agreements pursuant to which Denali is granted an exclusive license under any Patents or Information included in the Denali IP, and no Third Party has any rights, title or interests in or to, or any license under, any such Denali IP that would conflict with the rights and licenses granted to Biogen hereunder.
11.2.15Denali has provided Biogen with a redacted copy of each Existing Denali Agreements, and each such agreement is in full force and effect, and no written notice of default or termination has been received or given under any such agreement, and, to Denali’s knowledge, there is no act or omission by Denali or its Affiliates that would provide a right to terminate any such agreement.
11.2.16Denali and its Affiliates have taken commercially reasonable measures consistent with industry practices to protect the secrecy, confidentiality and value of all Denali Know-How that constitutes trade secrets under Applicable Law (including requiring all employees, consultants and independent contractors to execute binding and enforceable agreements requiring all such employees, consultants, and independent contractors to maintain the confidentiality of such Denali Know-How) and, to Denali’s knowledge, such Denali Know-How has not been used or disclosed to any Third Party except pursuant to such confidentiality agreements, and to Denali’s knowledge, there has not been a material breach by any party to such confidentiality agreements.
11.2.17To Denali’s knowledge, [***]
11.3Additional Covenants of Denali. Denali covenants to Biogen as follows:
11.3.1[***];
11.3.2[***];
11.3.3[***];
11.3.4[***]; and
11.3.5If Denali, or any of its employees (and to the extent Denali is aware of the situation, its agents performing hereunder), became, become or are the subject of a proceeding that could lead to a Person becoming, as applicable, a Debarred Entity or Debarred Individual, an Excluded Entity or Excluded Individual or a Convicted Entity or Convicted Individual, Denali shall promptly notify Biogen, and Biogen shall have the option, at its sole discretion, to prohibit such Person from performing work under this Definitive LRRK2 Agreement.
11.4Additional Representations and Warranties of Biogen. Biogen further represents and warrants to Denali, as of the Effective Date, as follows:
11.4.1[***].
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

11.4.2[***].
11.5Additional Covenants of Biogen. Biogen covenants to Denali as follows:
11.5.1[***];
11.5.2[***];
11.5.3[***]; and
11.5.4If Biogen or its Affiliates, or any of its or their respective employees (and to the extent Biogen is aware of the situation, its or their respective agents performing hereunder), became, become or are the subject of a proceeding that could lead to a Person becoming, as applicable, a Debarred Entity or Debarred Individual, an Excluded Entity or Excluded Individual or a Convicted Entity or Convicted Individual, Biogen shall promptly notify Denali, and Denali shall have the option, at its sole discretion, to prohibit such Person from performing work under this Definitive LRRK2 Agreement.
11.6DISCLAIMER. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.
ARTICLE 12
INDEMNITY; LIMITATIONS OF LIABILITY; INSURANCE
12.1Indemnification of Denali. Biogen shall indemnify Denali, its Affiliates and its and their respective directors, officers, employees and agents (“Denali Indemnitees”) and defend and hold each of them harmless, from and against any and all losses, damages, liabilities, penalties, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Indemnified Losses”) in connection with any and all suits, investigations, claims, or demands of Third Parties (collectively, “Third Party Claims”) incurred by or rendered against the Denali Indemnitees after the Effective Date and arising from or occurring as a result of:
(a)the Development, Manufacture, Commercialization or other Exploitation of Licensed Compounds or Licensed Products, including any Independent Study, by or under the authority of Biogen (other than by or under the authority of Denali or Denali’s Affiliates or Sublicensees) at any time after the Effective Date; or
(b)the gross negligence, reckless conduct or willful misconduct on the part of Biogen or its Affiliates or their respective directors, officers, employees or agents in performing its or their obligations under this Definitive LRRK2 Agreement; or
(c)a breach by Biogen of this Definitive LRRK2 Agreement, including any breach of a representation, warranty or covenant by Biogen made under Article 11 (Representations, Warranties and Covenants);
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

except in the case of clauses (a) through (c), to the extent of those Indemnified Losses for which Denali, in whole or in part, has an obligation to indemnify Biogen pursuant to Section 12.2 (Indemnification of Biogen) hereof, as to which Indemnified Losses each Party shall indemnify the other to the extent of their respective liability for such Indemnified Losses.
12.2Indemnification of Biogen. Denali shall indemnify Biogen, its Affiliates and its and their respective directors, officers, employees and agents (“Biogen Indemnitees”), and defend and hold each of them harmless, from and against any and all Indemnified Losses in connection with any and all Third Party Claims incurred by or rendered against the Biogen Indemnitees after the Effective Date and arising from or occurring as a result of:
(a)the Development, Manufacture, Commercialization or other Exploitation of the Licensed Compounds and Licensed Products, including any Independent Study, by or under the authority of Denali (other than by or under the authority of Biogen or Biogen’s Affiliates or Sublicensees), whether before, during or after the Term;
(b)the gross negligence, reckless conduct or willful misconduct on the part of Denali or its Affiliates or its or their respective directors, officers, employees, and agents in performing its obligations under this Definitive LRRK2 Agreement;
(c)a breach by Denali of this Definitive LRRK2 Agreement, including any breach of a representation, warranty or covenant by Denali made under Article 11 (Representations, Warranties and Covenants).
except, in the case of clauses (a) through (c) above to the extent of those Indemnified Losses for which Biogen, in whole or in part, has an obligation to indemnify Denali pursuant to Section 12.1 (Indemnification of Denali) hereof, as to which Indemnified Losses each Party shall indemnify the other to the extent of their respective liability for the Indemnified Losses.
12.3Certain Indemnified Losses. Any Indemnified Losses and all Out-of-Pocket Costs incurred by a Party to conduct its indemnification obligations under Section 12.1 (Indemnification of Denali) or 12.2 (Indemnification of Biogen), (other than those Indemnified Losses and Out-of-Pocket Costs that result from (a) [***], in connection with any Third Party Claim brought against either Party resulting directly or indirectly from (i) [***] or (ii) [***]. If either Party learns of any Third Party Claim with respect to Indemnified Losses covered by this Section 12.3 (Certain Indemnified Losses), then such Party shall provide the other Party with prompt written notice thereof. The Parties shall confer with respect to how to respond to such Third Party Claim and how to handle such Third Party Claim in an efficient manner. In the absence of such an agreement, each Party shall have the right to take such action as it deems appropriate.
12.4Notice of Claim. All indemnification claims in respect of a Party, its Affiliates, or their respective directors, officers, employees and agents shall be made solely by such Party to this Definitive LRRK2 Agreement (“Indemnified Party”). Subject to Section 12.3 (Certain Indemnified Losses) above, the Indemnified Party shall give the indemnifying Party prompt written notice (an “Indemnification Claim Notice”) of any Indemnified Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under this Article 12 (Indemnity; Limitations of Liability; Insurance), but in no event shall the indemnifying Party be liable for any Indemnified Losses to the extent such Indemnified Losses arise from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Indemnified Loss (to the extent that the nature and amount of such Indemnified Loss is known at such time). The Indemnified Party shall furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Indemnified Losses and Third Party Claims.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

12.5Control of Defense.
12.5.1In General. Subject to the provisions of Section 8.4 (Infringement Claims by Third Parties), Section 8.5 (Invalidity or Unenforceability Defenses or Actions), and 8.6.3 (Third Party Claims) and Section 12.3 (Certain Indemnified Losses) above, at its option, the indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within [***] after the indemnifying Party’s receipt of an Indemnification Claim Notice. The assumption of the defense of a Third Party Claim by the indemnifying Party shall not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor shall it constitute a waiver by the indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification. Upon assuming the defense of a Third Party Claim pursuant to this Section 12.5.1 (In General), the indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the indemnifying Party that must be reasonably acceptable to the Indemnified Party. In the event the indemnifying Party assumes the defense of such a Third Party Claim, the Indemnified Party shall immediately deliver to the indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with such Third Party Claim. Should the indemnifying Party assume the defense of such a Third Party Claim, except as provided in Section 12.5.2 (Right to Participate in Defense), the indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim unless specifically requested in writing by the indemnifying Party. In the event that it is ultimately determined that the indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against such Third Party Claim, the Indemnified Party shall reimburse the indemnifying Party for any Indemnified Losses incurred by the indemnifying Party in its defense of such Third Party Claim.
12.5.2Right to Participate in Defense. Without limiting Section 12.5.1 (In General), any Indemnified Party shall be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided that such employment shall be at the Indemnified Party’s own expense unless: (a) the employment thereof, and the assumption by the indemnifying Party of such expense, has been specifically authorized by the indemnifying Party in writing; (b) the indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 12.5.1 (In General) (in which case the Indemnified Party shall control the defense); or (c) the interests of the Indemnified Party and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under Applicable Law, ethical rules or equitable principles.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

12.5.3Settlement. With respect to any Indemnified Losses relating solely to the payment of money damages in connection with a Third Party Claim and that shall not result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affect the business of the Indemnified Party in any manner, and as to which the indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Indemnified Loss, on such terms as the indemnifying Party, in its sole discretion, shall deem appropriate. With respect to all other Indemnified Losses in connection with Third Party Claims, where the indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 12.5.1 (In General), the indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Indemnified Loss; provided that it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, delayed or conditioned). If the indemnifying Party does not assume and conduct the defense of a Third Party Claim as provided above, then the Indemnified Party may defend against such Third Party Claim. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnified Party shall admit any liability with respect to, or settle, compromise or dispose of, any Third Party Claim in a manner that would have a material adverse effect on the Indemnified Party or admit wrongdoing on behalf of the Indemnified Party without the prior written consent of the indemnifying Party.
12.5.4Cooperation. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall, and shall cause each indemnitee to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to the indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnified Parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party shall reimburse the Indemnified Party for all its reasonable Out-of-Pocket Costs in connection therewith.
12.6Special, Indirect and Other Losses. EXCEPT (A) [***], (B) [***] AND (C) TO [***], NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE FOR INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS OR BUSINESS INTERRUPTION (TO THE EXTENT THE SAME ARE CONSEQUENTIAL DAMAGES), HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE IN CONNECTION WITH OR ARISING IN ANY WAY OUT OF THE TERMS OF THIS DEFINITIVE LRRK2 AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE USE OF A LICENSED COMPOUND OR LICENSED PRODUCT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.
12.7Insurance. Each Party will procure and maintain liability insurance with carriers rated “A-” AM Best rating or equivalent, including product liability insurance, with minimum limits of [***] per claim and in the aggregate, with respect to its activities hereunder and which are consistent with normal business practices of prudent companies similarly situated at all times during which any Licensed Product is being commercially distributed or sold. It is understood that such insurance will not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 12 (Indemnity; Limitations of Liability; Insurance). Clinical Study insurance must be implemented by the sponsor of the Clinical Study in compliance with local Applicable Laws. Each Party will provide the other with written evidence of such insurance upon request. Product liability policies will be maintained for [***] following termination of this Definitive LRRK2 Agreement. Notwithstanding the foregoing, Biogen may self-insure, in whole or in part, the insurance requirements described above, provided that Biogen is and continues to be investment grade as determined by reputable and accepted financial rating agencies.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

ARTICLE 13
TERM AND TERMINATION
13.1Term. This Definitive LRRK2 Agreement shall commence on the Effective Date and, unless earlier terminated as set forth below, shall continue in force and effect until the expiration of Biogen’s payment obligations under this Definitive LRRK2 Agreement (such period, the “Term”).
13.2Termination for Material Breach.
13.2.1Either Party (the “Non-Breaching Party”) shall have the right to terminate this Definitive LRRK2 Agreement in the case of a material breach of this Definitive LRRK2 Agreement by the other Party (the “Breaching Party”) if such material breach remains uncured after [***] (or if applicable, the cure period specified in this Section 13.2 (Termination for Material Breach) below) following delivery by the Non-Breaching Party of written notice of such material breach to the Breaching Party (a “Breach Notice”). The Breaching Party shall have [***] from its receipt of such Breach Notice to cure such material breach (subject to the dispute resolution procedures set forth in Section 13.2.2). [***].
13.2.2Notwithstanding any provision in this Definitive LRRK2 Agreement to the contrary, during the [***] cure period described in Section 13.2.1, the Breaching Party may dispute that it has committed such material breach. If the Breaching Party disputes the applicable Breach Notice within such cure period, then such cure period shall be tolled until the dispute is resolved pursuant to the dispute resolution procedures set forth in Section 14.6 (Dispute Resolution), and this Definitive LRRK2 Agreement will remain in full force and effect during the pendency of any such dispute. If, as a result of the application of such dispute resolution procedures, the Breaching Party is determined by the Panel to be in material breach of this Definitive LRRK2 Agreement (an “Adverse Ruling”) and the Breaching Party fails to complete the actions specified by the Adverse Ruling to cure such material breach within the applicable remainder of such cure period after such ruling is issued (or such longer period as the Panel may determine appropriate), then the Non-Breaching Party may terminate this Definitive LRRK2 Agreement in its entirety upon written notice to the Breaching Party.
13.3Termination for Convenience. Beginning on the date that is [***] following the Effective Date, and on not less than [***] prior written notice to Denali, Biogen will have the right, at its sole discretion, to terminate this Definitive LRRK2 Agreement for convenience (a) in its entirety or (b) with respect to any Region. Any such Region for which this Definitive LRRK2 Agreement is terminated will be referred to hereunder as a “Terminated Region”, or if this Definitive LRRK2 Agreement is terminated in its entirety, then all Regions in the world will be referred to herein as Terminated Regions.
13.4Termination for Shelving. Denali will have right to terminate this Definitive LRRK2 Agreement in its entirety upon [***] written notice if Biogen has not conducted any [***] activities to advance the [***] for at least [***] and such suspension of activities is not (a) [***], (b) [***], (c) [***], (d) [***] or (e) [***]; provided that [***].

13.5[***]
13.6Termination for Insolvency. To the extent permitted by Applicable Law, either Party may terminate this Definitive LRRK2 Agreement upon the filing or institution of bankruptcy, reorganization, liquidation, or receivership proceedings, upon the appointment of a receiver or trustee over all or substantially all property, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided, however, that in the case of any involuntary bankruptcy proceeding such right to terminate will only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within [***] after the filing thereof.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

13.7Effects of Termination. In the event of termination of this Definitive LRRK2 Agreement in its entirety pursuant to Section 13.2 (Termination for Material Breach), Section 13.3 (Termination for Convenience), Section 13.4 (Termination for Shelving), [***] or Section 13.6 (Termination for Insolvency), or with respect to a Region pursuant to Section 13.3 (Termination for Convenience), the Licensed Compounds and Licensed Products within such Terminated Regions will become “Terminated Compounds” and “Terminated Products”, and the following terms of this Section 13.7 (Effects of Termination) shall apply.
13.7.1Intellectual Property; Exclusivity; Regulatory Matters; Tech Transfer.
(a)Terminating Rights and Obligations. All rights and licenses granted by Denali to Biogen under Section 6.1 (License Grants to Biogen) through Section 6.7 (Confirmatory Patent License), and all rights and obligations of Biogen with respect thereto, shall immediately terminate with respect to the Terminated Regions, and all rights and licenses granted by Biogen to Denali under Section 6.1 (License Grants to Biogen) through Section 6.7 (Confirmatory Patent License), and all obligations of Denali with respect thereto, shall immediately terminate with respect to the Terminated Regions.
(b)Licenses Granted by Biogen for Terminated Regions.
(i)Biogen shall, and hereby does effective as of the effective date of termination, grant Denali: (A) an exclusive license, with the right to grant multiple tiers of sublicenses, to Develop, Manufacture, perform Medical Affairs activities and Commercialize the Terminated Compounds and Terminated Products and, to the extent controlled by Denali following the effective date of termination hereof, other LRRK2 Inhibitors and products containing such LRRK2 Inhibitors (“Other LRRK2 Inhibitors”) in or for the Terminated Regions under (x) that Information Controlled by Biogen or its Affiliates [***] to Develop, Manufacture, perform Medical Affairs activities or Commercialize Terminated Compounds or Terminated Products in the Terminated Regions and (y) Patents Controlled by Biogen or its Affiliates in the Terminated Regions [***]; and (B) to the extent not licensed under Section 13.7.1(b)(i)(A), a non-exclusive license, with the right to grant multiple tiers of sublicenses, to Develop, Manufacture, perform Medical Affairs activities and Commercialize the Terminated Compounds and Terminated Products and Other LRRK2 Inhibitors, under (i) the Information Controlled by Biogen or its Affiliates [***], and (ii) Patents in the Terminated Regions Controlled by Biogen or its Affiliates [***].
(ii)[***].
(iii)[***].

(iv)[***].
(v)Denali agrees to indemnify the Biogen Indemnitees and defend and hold each of them harmless, from and against any and all Indemnified Losses in connection with any and all Third Party Claims incurred or rendered against the Biogen Indemnitees arising from or occurring as a result of the Development, Manufacture, Commercialization or other Exploitation of any Terminated Product or Terminated Compounds included in the Terminated Region(s) in accordance with Section 12.2 (Indemnification of Biogen) after the effective date of termination.
(c)[***]

(d)[***]

(e)[***]

(f)Other Matters.
(i)[***].
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(ii)[***].

(iii)[***].
13.7.2Transition. [***]
(a)[***]
(i)[***]
(b)[***]

(c)[***]

(d)[***]

(e)[***]
13.8Remedies. Except as otherwise expressly provided herein, termination of this Definitive LRRK2 Agreement (either in its entirety or with respect to a Terminated Region) in accordance with the provisions hereof shall not limit remedies that may otherwise be available in law or equity.
13.9Accrued Rights; Surviving Obligations.
13.9.1Termination or expiration of this Definitive LRRK2 Agreement (either in its entirety or with respect to a particular Region) for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Definitive LRRK2 Agreement. Without limiting the foregoing, [***] shall survive the termination or expiration of this Definitive LRRK2 Agreement for any reason.
13.9.2If this Definitive LRRK2 Agreement is terminated with respect to a Terminated Region but not in its entirety, then following such termination, the foregoing provisions of this Definitive LRRK2 Agreement shall remain in effect with respect to the Terminated Region (to the extent such provisions would survive and apply in the event this Definitive LRRK2 Agreement expires or is terminated in its entirety), and all other provisions not surviving in accordance with the foregoing shall terminate upon termination of this Definitive LRRK2 Agreement with respect to the Terminated Region (other than Biogen’s obligations under Section 6.8 (Exclusivity), which shall continue to apply worldwide until termination of this Definitive LRRK2 Agreement in its entirety) and be of no further force and effect (and, for purposes of clarity, all provisions of this Definitive LRRK2 Agreement shall remain in effect with respect to any Region that is not a Terminated Region).
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

13.10Rights in Bankruptcy.
13.10.1All rights and licenses now or hereafter granted by one Party to the other Party under or pursuant to this Definitive LRRK2 Agreement are, for all purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined in the U.S. Bankruptcy Code. Upon the filing or institution of bankruptcy, reorganization, liquidation, or receivership proceedings, upon the appointment of a receiver or trustee over all or substantially all property, or upon an assignment of a substantial portion of the assets for the benefit of creditors by a Party, such Party agrees that the other Party, as licensee of such rights under this Definitive LRRK2 Agreement, will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code. Each Party will, during the Term, create and maintain current copies or, if not amenable to copying, other appropriate embodiments, to the extent feasible, of all intellectual property rights licensed under this Definitive LRRK2 Agreement. Each Party acknowledges and agrees that “embodiments” of intellectual property rights within the meaning of Section 365(n) include laboratory notebooks, cell lines, product samples, and inventory, research studies and data, all Regulatory Approvals (and all applications for Regulatory Approval) and rights of reference therein, in each case, to the extent licensed by a Party to the other Party hereunder, as well as the Denali IP and the Biogen IP (as the case may be), and all information related to the Denali IP and the Biogen IP (as the case may be). If (x) a case under the U.S. Bankruptcy Code is commenced by or against the debtor Party, (y) this Definitive LRRK2 Agreement is rejected as provided in the U.S. Bankruptcy Code, and (z) the non-debtor Party elects to retain its rights hereunder as provided in Section 365(n) of the U.S. Bankruptcy Code, then the debtor Party (in any capacity, including debtor-in-possession) and its successors and assigns (including a trustee) will:
(a)provide the non-debtor Party with all such intellectual property rights (including all embodiments thereof) licensed hereunder and held by the debtor Party and such successors and assigns, or otherwise available to them, immediately upon the non-debtor Party’s written request. Whenever the debtor Party or any of its successors or assigns provides to the non-debtor Party any of the intellectual property rights licensed hereunder (or any embodiment thereof) pursuant to this Section 13.10 (Rights in Bankruptcy), the non-debtor Party will have the right to perform the debtor Party’s obligations hereunder with respect to such intellectual property rights, but neither such provision nor such performance by the non-debtor Party will release the debtor Party’s from liability resulting from rejection of the license or the failure to perform such obligations; and
(b)not interfere with the non-debtor Party’s rights under this Definitive LRRK2 Agreement, or any agreement supplemental hereto, with respect to such intellectual property rights (including such embodiments), including any right to obtain such intellectual property rights (or such embodiments) from another entity, to the extent provided in Section 365(n) of the U.S. Bankruptcy Code.
13.10.2All rights, powers and remedies of the non-debtor Party provided in this Section 13.10 (Rights in Bankruptcy) are in addition to and not in substitution for any other rights, powers, and remedies now or hereafter existing at law or in equity (including the U.S. Bankruptcy Code) in the event of the commencement of a case under the U.S. Bankruptcy Code with respect to the debtor Party. The Parties intend the following rights to extend to the maximum extent permitted by Applicable Law, and to be enforceable under U.S. Bankruptcy Code Section 365(n):
(a)the right of access to any intellectual property rights (and all embodiments thereof) of the debtor Party licensed hereunder, or any Third Party with whom the debtor Party contracts to perform any obligation of the debtor Party under this Definitive LRRK2 Agreement, and, in the case of any such Third Party, that is necessary for the Exploitation of Licensed Products and licensed hereunder; and
(b)the right to contract directly with any Third Party to complete the contracted work.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

ARTICLE 14
Miscellaneous
14.1Force Majeure. Neither Party will be held liable to the other Party nor be deemed to have defaulted under or breached this Definitive LRRK2 Agreement for failure or delay performing any obligation under this Definitive LRRK2 Agreement to the extent that such failure or delay is caused by or results from acts of God, embargoes, war, acts of war (whether war be declared or not), terrorism, insurrections, riots, civil commotions, strikes, lockouts, or other labor disturbances (other than strikes, lockouts, or labor disturbances involving a Party’s own employees), government actions, fire, earthquakes, floods, [***](“Force Majeure”) beyond such Party’s reasonable control, and renders the performance impossible or illegal. [***] The affected Party will notify the other Party in writing of any Force Majeure circumstances that may so affect its performance under this Definitive LRRK2 Agreement as soon as reasonably practical (but in any event within [***] after such Force Majeure occurrence), will provide a good faith estimate of the period for which its failure or delay in performance under this Definitive LRRK2 Agreement is expected to continue based on currently available information, and will undertake reasonable efforts necessary to mitigate and overcome such Force Majeure circumstances and resume normal performance of its obligations hereunder as soon a reasonably practicable under the circumstances. If the Force Majeure circumstance continues, then the affected Party will update such notice to the other Party on a [***] basis to provide updated summaries of its mitigation efforts and its estimates of when normal performance under this Definitive LRRK2 Agreement will be able to resume.
14.2Export Control. This Definitive LRRK2 Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed on the Parties from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Definitive LRRK2 Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with Applicable Law.
14.3Change of Control; Assignment.
14.3.1Without the prior written consent of the other Party, neither Party shall sell, transfer, assign, delegate (except as expressly permitted under this Definitive LRRK2 Agreement), pledge, or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Definitive LRRK2 Agreement or any of its rights or duties hereunder; provided, that (a) either Party may make such an assignment without the other Party’s consent to: (i) [***] or (ii) [***]. [***] Any attempted assignment or delegation in violation of this Section 14.3 (Change of Control; Assignment) shall be void and of no effect. All validly assigned and delegated rights and obligations of the Parties hereunder shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns of Denali or Biogen, as the case may be. The permitted assignee or transferee shall assume all obligations of its assignor or transferor under this Definitive LRRK2 Agreement. Without limiting the foregoing, the grant of rights set forth in this Definitive LRRK2 Agreement shall be binding upon any successor or permitted assignee of a Party, and the obligations of the other Party, including the payment obligations, shall run in favor of any such successor or permitted assignee of such Party’s benefits under this Definitive LRRK2 Agreement.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

14.4Severability. If any provision of this Definitive LRRK2 Agreement is held to be illegal, invalid, or unenforceable under any present or future law, and if the rights or obligations of either Party under this Definitive LRRK2 Agreement will not be materially and adversely affected thereby, then: (a) such provision shall be fully severable; (b) this Definitive LRRK2 Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; (c) the remaining provisions of this Definitive LRRK2 Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom; and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Definitive LRRK2 Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties. In the event a Party seeks to avoid a provision of this Definitive LRRK2 Agreement by asserting that such provision is invalid, illegal or otherwise unenforceable, the other Party shall have the right to terminate this Definitive LRRK2 Agreement upon [***] prior written notice, unless such assertion is eliminated and its effect is cured within such [***] period. Any such termination in accordance with this Section 14.4 (Severability) with respect to as assertion by a Party shall be deemed a termination for breach by such Party pursuant to Section 13.2 (Termination for Material Breach). To the fullest extent permitted by Applicable Law, each Party hereby waives any provision of law that would render any provision hereof illegal, invalid, or unenforceable in any respect.
14.5Governing Law, Jurisdiction and Service.
14.5.1Governing Law. This Definitive LRRK2 Agreement or the performance, enforcement, breach or termination hereof shall be interpreted, governed by and construed in accordance with the laws of the State of [***], United States, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Definitive LRRK2 Agreement to the substantive law of another jurisdiction; provided, that all questions concerning: (a) determination of whether Information and inventions are conceived, discovered, developed or otherwise made by a Party for the purpose of allocating proprietary rights (including Patent, copyright or other intellectual property rights) therein, shall, for purposes of this Definitive LRRK2 Agreement, be made in accordance with Applicable Law in the United States; and (b) the construction or effect of Patents shall be determined in accordance with the laws of the country or other jurisdiction in which the particular Patent has been filed or granted, as the case may be. The Parties agree to exclude the application to this Definitive LRRK2 Agreement of the United Nations Convention on Contracts for the International Sale of Goods.
14.5.2Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 14.7 (Notices) shall be effective service of process for any action, suit, or proceeding brought against it under this Definitive LRRK2 Agreement in any such court.
14.6Dispute Resolution. Except for disputes resolved by the procedures set forth in Section 2.4.5 (Joint Committee Decision-Making) or 14.10 (Equitable Relief) or for which Biogen has final decision-making authority as provided in Section 2.4.5(c) (Dispute Escalation), if a dispute arises between the Parties in connection with or relating to this Definitive LRRK2 Agreement or any document or instrument delivered in connection herewith or the breach, termination, enforcement, interpretation or validity hereof (a “Dispute”), then it shall be resolved pursuant to this Section 14.6 (Dispute Resolution). For the avoidance of doubt, any suit, action or other proceeding arising out of or based upon the Stock Purchase Agreement shall be subject to resolution in accordance with Section 9.13 of the Stock Purchase Agreement and any suit, action or other proceeding arising out of or based upon the Standstill Agreement shall be subject to resolution in accordance with Section 7(d) of the Standstill Agreement.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

14.6.1General. Any Dispute shall first be referred to the Biogen Executive and the Chief Executive Officer of Denali (or his/her executive-level designee) (the “Chief Executive Officers”), who shall confer in good faith on the resolution of the issue. Any final decision agreed to by the Chief Executive Officers shall be conclusive and binding on the Parties. If the Chief Executive Officers are not able to agree on the resolution of any such issue within [***] (or such other period of time as mutually agreed by the Chief Executive Officers) after such issue was first referred to them, then [***]
14.6.2Intellectual Property Disputes. In the event that a Dispute arises with respect to the validity, scope, enforceability, inventorship or ownership of any Patent, Trademark or other intellectual property rights, and such Dispute cannot be resolved in accordance with Section 14.6.1 (General), either Party may initiate litigation in a court of competent jurisdiction, notwithstanding Section 14.5 (Governing Law, Jurisdiction and Service), in any country or other jurisdiction in which such rights apply.
14.6.3Jurisdiction. Each of the Parties hereby submits to the jurisdiction of the [***] in any proceeding arising out of or relating to this Agreement, agrees not to commence any suit, action or proceeding relating thereto except in such court, and waives, to the fullest extent permitted by Applicable Law, the right to move or dismiss or transfer any action brought in such court on the basis of any objection to personal jurisdiction, venue or inconvenient jurisdiction. Any rights to trial by jury with respect to any suit, action, proceeding or claim (whether based upon contract, tort or otherwise), directly or indirectly, arising out of or relating to this Agreement hereunder are expressly and irrevocably waived by each of the Parties.
14.6.4Disputes Regarding LRRK2 Inhibitor or CNS Penetrant. In the event of a Dispute as to whether [***], then, either Party may, on written notice to the other Party, refer such matter to an independent Third Party laboratory, acceptable to the other Party (such acceptance not to be unreasonably withheld, conditioned or delayed) (“Independent Third Party Lab”). Such Independent Third Party Lab shall perform [***]. The conclusions of the Independent Third Party Lab shall be final and binding on the Parties and the Parties shall share equally the costs of any Independent Third Party Lab engaged by a Party pursuant to this Section 14.6.4 (Disputes Regarding LRRK2 Inhibitor or CNS Penetrant).
14.6.5Expert Arbitration. [***].
(a)[***].

(b)[***].

(c)[***].

(d)[***].

(e)[***].

(f)[***].

(g)[***].
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

14.7Notices.
14.7.1Notice Requirements. Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Definitive LRRK2 Agreement shall be in writing, shall refer specifically to this Definitive LRRK2 Agreement and shall be deemed given only if: (a) delivered by hand; (b) sent by facsimile or other reliable electronic transmission (with complete transmission confirmed); or (c) sent by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in Section 14.7.2 (Address for Notice) or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 14.7.1 (Notice Requirements). Such notice shall be deemed to have been given as of the date delivered by hand or transmitted by facsimile or other electronic transmission (with complete transmission confirmed) or on the [***] (at the place of delivery) after deposit with an internationally recognized overnight delivery service. Any notice delivered by facsimile or other electronic transmission shall be confirmed by a hard copy delivered as soon as practicable thereafter by the method described in clause (c) above. This Section 14.7.1 (Notice Requirements) is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Definitive LRRK2 Agreement.
14.7.2Address for Notice.
If to Biogen, to:

Biogen MA Inc.
225 Binney Street
Cambridge, MA 02142
[***]

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
[***]

If to Denali, to:

Denali Therapeutics Inc.
161 Oyster Point Blvd
South San Francisco, CA 94080
[***]

with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich and Rosati P.C.
12235 El Camino Real, Suite 200
San Diego, California 92130
[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

14.8Entire Agreement; Amendments. This Definitive LRRK2 Agreement, together with the Schedules attached hereto, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understandings, promises, and representations, whether written or oral, with respect thereto are superseded hereby (including that certain Prior CDA and the aspects of the Provisional Collaboration and License Agreement pertaining to Licensed Compounds and Licensed Products). Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Definitive LRRK2 Agreement. Except for amendments and modifications to the Global Development Plan/Budget, and Commercialization Plans in accordance with Article 2 (Collaboration Management), Section 3.1.2 (Amendments and Updates), Section 3.1.4(e)(iv) (Independent Study Opt-In Notice) and Section 5.2.4 (Amendments and Updates), no amendment, modification, release, or discharge shall be binding upon the Parties, unless in writing and duly executed by authorized representatives of both Parties.
14.9English Language. This Definitive LRRK2 Agreement shall be written and executed in, and all other communications under or in connection with this Definitive LRRK2 Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.
14.10Equitable Relief. Notwithstanding any provision herein to the contrary, nothing in Section 14.6 (Dispute Resolution) shall preclude either Party from seeking interim or provisional relief, including a temporary restraining order, preliminary injunction or other interim equitable relief concerning a Dispute, if necessary to protect the interests of such Party. This Section 14.10 (Equitable Relief) shall be specifically enforceable. Additionally, each Party acknowledges and agrees that the restrictions set forth in [***] are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Definitive LRRK2 Agreement in the absence of such restrictions, and that any breach or threatened breach of any provision of such Section or Articles may result in irreparable injury to such other Party for which there may be no adequate remedy at law. In the event of an actual or threatened breach of any provision of such Sections or Article, or other default or non-performance with respect to such Section or Article, the aggrieved Party may seek equitable relief (including restraining orders, specific performance or other injunctive relief) in any court or other forum, without first submitting to the dispute resolution procedures set forth in Section 14.6 (Dispute Resolution). Nothing in this Section 14.10 (Equitable Relief) is intended, or should be construed, to limit either Party’s right to equitable relief or any other remedy for a breach of any other provision of this Definitive LRRK2 Agreement.
14.11Waiver and Non-Exclusion of Remedies. Any term or condition of this Definitive LRRK2 Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party hereto of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.
14.12No Benefit to Third Parties. Except as provided in Article 12 (Indemnity; Limitations of Liability; Insurance) and Section 6.5.1 (Existing Denali Agreements), covenants and agreements set forth in this Definitive LRRK2 Agreement are for the sole benefit of the Parties hereto and successors and permitted assigns of the Parties, and shall not be construed as conferring any rights on any other Persons.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

14.13Further Assurance. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Definitive LRRK2 Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Definitive LRRK2 Agreement.
14.14Relationship of the Parties. Unless otherwise required by applicable tax law, this Definitive LRRK2 Agreement shall not constitute a partnership or a joint venture in whole or in part between any of BIG, BIMA or Denali. [***] Except to the extent expressly stated in this Definitive LRRK2 Agreement, neither Denali, on the one hand, nor Biogen, on the other hand, shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other Party to do so. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.
14.15Performance by BIMA and BIG. [***]
14.16Coordination between BIMA and BIG. [***]
14.17Counterparts; Execution. This Definitive LRRK2 Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. Counterparts may be delivered via electronic mail, including Adobe™ Portable Document Format (PDF) or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, and any counterpart so delivered will be deemed to be original signatures, will be valid and binding upon the Parties, and, upon delivery, will constitute due execution of this Definitive LRRK2 Agreement.
14.18References. Unless otherwise specified: (a) references in this Definitive LRRK2 Agreement to any Article, Section or Schedule shall mean references to such Article, Section or Schedule of this Definitive LRRK2 Agreement; (b) references in any Section to any clause are references to such clause of such Section; and (c) references to any agreement, instrument, or other document in this Definitive LRRK2 Agreement refer to such agreement, instrument, or other document as originally executed or, if subsequently amended, replaced, or supplemented from time to time, as so amended, replaced, or supplemented and in effect at the relevant time of reference thereto.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

14.19Construction. Except where the context expressly requires otherwise, (a) the use of any gender herein will be deemed to encompass references to either or both genders, and the use of the singular will be deemed to include the plural (and vice versa), (b) the words “include”, “includes” and “including” will be deemed to be followed by the phrase “without limitation,” (c) the word “will” will be construed to have the same meaning and effect as the word “shall,” (d) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (e) any reference herein to any person or entity will be construed to include the person’s or entity’s successors and assigns, (f) the words “herein,” “hereof” and “hereunder”, and words of similar import, will be construed to refer to this Definitive LRRK2 Agreement in its entirety and not to any particular provision hereof, (g) the word “notice” means notice in writing (whether or not specifically stated) and will include notices, consents, approvals and other written communications contemplated under this Definitive LRRK2 Agreement, (h) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent,” or “approve” or the like will require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding e-mail and instant messaging), (i) references to any specific law, rule or regulation, or article, section or other division thereof, will be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof, (j) the term “or” will be interpreted in the inclusive sense commonly associated with the term “and/or,” (k) references to any Sections include Sections and subsections that are part of the related Section (e.g., a section numbered “Section 2.2” would be part of “Section 2”, and references to “Section 2.2” would also refer to material contained in the subsection described as “Section 2.2(a)”) and (l) neither Party or its Affiliates or (sub)licensees shall be deemed acting “on behalf of” or “under the authority of” the other Party. The language of this Definitive LRRK2 Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto. Each Party represents that it has been represented by legal counsel in connection with this Definitive LRRK2 Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Definitive LRRK2 Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions. All amounts (including payment amounts and calculation thereof) are stated in U.S. Dollars unless another currency is specified. To the extent there exists any discrepancy between any internal, alphabetical or numerical cross-reference to a Section, Article or Schedule of this Definitive LRRK2 Agreement and the parenthetical immediately following such cross-reference, the parenthetical shall govern.
[SIGNATURE PAGE FOLLOWS]
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

This Definitive LRRK2 Collaboration and License Agreement is executed by the authorized representatives of the Parties as of the Effective Date.

Denali Therapeutics Inc.	Biogen MA, Inc.
By: /s/ Ryan J. Watts	By: /s/ Alfred W. Sandrock, Jr.
Name: Ryan Watts, Ph.D.	Name: Alfred W. Sandrock, Jr.
Title: President and CEO	Title: EVP, R&D

Biogen International GmbH
By: /s/ Frederick Lawson
Name: Frederick Lawson
Title: Senior Director

[SIGNATURE PAGE TO DEFINITIVE LRRK2 COLLABORATION AND LICENSE AGREEMENT]

[***]
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

[***]
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule 1.32
[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule 1.37
[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule 1.57
[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule 1.60
[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule 1.64
[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule 1.75
[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule 4.2
[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule 7.6.7(c)
[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule 7.8.1(a)
[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule 10.4
[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.